UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22241

Partners Group Private Equity Fund, LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (zip code)

Robert M. Collins 1114 Avenue of the Americas, 37th Floor New York, NY 10036 ________________________________________
(Name and address of agent for service)
Copy to:
Joshua B. Deringer, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 (215) 988-2700

Registrant’s telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

PARTNERS GROUP PRIVATE EQUITY FUND, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2026

See the inside front cover for important information about access to your Fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 1-888-977-9790.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-977-9790 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Partners Group funds held in your account if you invest through a financial intermediary or all Partners Group funds held with the fund complex if you invest directly with the Fund.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm	1
Management’s Discussion of Fund Performance	2-6
Consolidated Schedule of Investments	7-41
Consolidated Statement of Assets and Liabilities	42-43
Consolidated Statement of Operations	44
Consolidated Statements of Changes in Net Assets	45
Consolidated Statement of Cash Flows	46-47
Consolidated Financial Highlights	48-51
Notes to Consolidated Financial Statements	52-70
Fund Management	71-74
Other Information	75-79

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2026

To the Board of Managers and Members of
Partners Group Private Equity Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Partners Group Private Equity Fund, LLC and its subsidiaries (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the year ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the year ended March 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audit of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, portfolio company investees private equity funds or agent banks; when replies were not received from the custodian, portfolio company investees, private equity funds or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Dallas, Texas
May 30, 2026

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Equity Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026

Dear Members1,

Partners Group is pleased to present the Partners Group Private Equity Fund, LLC (the “Fund”) annual report for the fiscal year ending March 31, 2026. The Fund (Class I)2 produced a 5.6% total return for the fiscal year and finished the year with USD 15.8 billion8 in net assets. It was the Fund’s sixteenth consecutive year of positive performance. The Fund intends to declare dividends each year equal to all or substantially all its taxable income. As such, in December 2025 the Fund distributed $0.0769 per share to investors, entirely composed of long-term capital gains.

Management commentary

In 2025, global financial markets remained broadly resilient but increasingly volatile across regions. The US economy stayed comparatively strong, supported by AI-driven investment and higher-income consumption. At the same time, trade restrictions and tariff rates began to reintroduce core goods price pressure. As labor market conditions cooled, the Federal Reserve’s focus shifted toward employment and it began easing, with rate cuts starting in September and extending into year-end. In Europe, growth was subdued but showed signs of stabilization as inflation moved closer to the ECB’s target. China’s growth was sustained by policy support for a period, but momentum faded as structural headwinds reasserted and domestic demand stayed soft. In private markets, buyout volumes softened earlier in the year, though pricing remained relatively firm amid resilient public markets and persistent buyer appetite. Exit activity improved as M&A conditions strengthened and IPO markets reopened, supporting a rebound in exit values. Overall transaction activity accelerated into Q4 alongside lower rates and better financing conditions. Against this backdrop, portfolio companies continue to illustrate how thematic alignment, operational transformation, and sustained value creation strategies combine to position assets to crystallize gains while maintaining exposure to future upside potential.

The public equity markets continued to experience a rally in 2025 following the strong performance in 2024. The Fund’s Blended Benchmark 13, Blended Benchmark 24, and MSCI World Index5 posted total returns of 16.2%, 15.6%, and 21.1%, respectively in the calendar year 2025, propelled by the technology industry, especially as it relates to AI. In contrast to private markets, the public market returns in 2025 were primarily valuation-driven, building on the gains of 2024 and continuing the rebound from the lows of 2022. Notwithstanding the volatility in public market prices, we continued to see improved growth and positioning from the companies in the Fund’s portfolio. We believe that focusing on market-leading businesses and taking an active investing approach fosters long-term business growth, leading to outperformance.

While the Fund’s existing portfolio continues to create value for investors, the Adviser was selective in pursuing new investment opportunities in 2025. We remained disciplined in our rigorous underwriting and found select attractive opportunities while still accepting less than 5% of the investments screened. We also focused on maintaining a high investment level with less than 10% cash in any given month.

Partners Group Private Equity Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

	Annualized Total Return as of March 31, 2026[2]
	1 Year	5 Year	10 Year/ Since Inception[7]
PGPE Class I NAV Based	5.6%	7.8%	10.2%
PGPE Class M NAV Based	n.a.	n.a.	-1.2%
PGPE Class S NAV Based	n.a.	n.a.	2.4%
PGPE Class S NAV Based with Sales Load[6]	n.a.	n.a.	0.6%
PGPE Class A NAV Based	4.9%	7.0%	9.4%
PGPE Class A NAV Based with Sales Load[6]	1.2%	6.2%	9.0%
Blended Benchmark 1[3]	14.4%	8.9%	9.8%
Blended Benchmark 2[4]	17.2%	5.7%	8.3%
MSCI World Index (NDDUWI)[5]	18.9%	10.3%	11.8%

Portfolio positioning

As has been the case since the Fund’s inception, the Adviser’s relative value views across asset class, investment type, geography, or position in the capital structure will vary over time. We believe that the flexibility afforded by the Fund’s ability to make Direct, Secondary, and Primary Private Equity investments in a variety of markets, regions, and sectors, will continue to help the Fund achieve its investment objectives. Private Equity Direct and Secondary Investments were the investment focus of 2025. This approach allowed the Fund to capitalize on the appealing opportunities within the secondary market, while also continuing to leverage direct investments, which we believe will be the key driver of returns in the future.

As of March 31, 2026, the Fund has direct and indirect exposure to more than 3,000 portfolio companies with the top 20 representing 27.5% of the portfolio. Geographic splits are North America (55%), Europe (39%), Asia-Pacific (3%), and other regions (3%). Of these, the Fund held direct interests in 460 assets (65% of portfolio value), 73 stakes in secondary investments (16%), 232 primary commitments (15%), and 123 listed investments (4%). The Fund is further diversified with investments across more than 16 vintage years.

We expect to maintain a structural overweight to Private Equity Direct investments and opportunistic secondaries in 2026. While secondaries can be an attractive source of near-term returns if LP portfolios are acquired at a discount, we believe that ultimately the value created by direct investments is essential for long-term performance of the Fund.

Partners Group Private Equity Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

Private Equity

In 2025, the Fund maintained an overweight allocation to Private Equity relative to its other asset classes, with Direct investments complemented by exposure to Secondary and Primary investments. Private Equity Direct investments were the largest individual contributor to the positive performance during the year, accounting for about 25% of the Fund’s investment value creation.

Within our Private Equity portfolio, our strategy continues to be a defensive and disciplined approach in how we select and manage our portfolio companies. We remain focused on acquiring market-leading businesses in resilient, non-cyclical sectors that are poised for future expansion. These already strong companies are further reinforced by the expertise of our network of experienced Operating Directors. We continue to capitalize on organic growth opportunities by driving business transformation and digitalization. This transformational investing approach remains central to our value creation thesis, leveraging technology-enabled solutions and operational improvements to enhance efficiency and scalability.

During the fiscal year, the portfolio companies in the Fund delivered robust EBITDA growth during a dynamic market environment. This sustained performance underscores the investment team’s expertise in identifying and capitalizing on stable, long-term themes. The active involvement of our investment professionals and Operating Directors remained a key driver of value creation in 2025. This year marked the full implementation of our “Operators 2.0” model, which integrates Operating Directors more deeply into the investment process, enhancing strategic alignment and execution at the portfolio company level. Our hands-on ownership approach was further supported by digital governance tools, including data-driven boardroom dashboards that enabled real-time performance tracking and decision-making. On the risk management front, we maintained a proactive stance: nearly all debt maturities across the Private Equity Direct portfolio are now extended to 2028 or beyond, and the majority of floating-rate exposures are hedged, ensuring resilience against interest rate volatility and preserving financial flexibility.

Private Debt

In 2025, our global direct lending strategy performed broadly in line with expectations, benefiting from elevated base rates and the steady income profile of senior floating-rate loans. Returns were driven primarily by coupon income, while credit performance remained relatively stable despite pockets of macro volatility and continued higher interest burdens for borrowers.

The Fund maintained its tactical target allocation to Private Debt throughout the financial year. Throughout the year, we stayed disciplined in underwriting and portfolio construction, and while increased competition led to broadly tighter economics, active portfolio management and selective new origination helped us maintain credit quality and manage risk. Overall, 2025 reinforced the defensive characteristics of senior direct lending and the importance of scale, selectivity, and active underwriting in navigating a more complex credit environment.

Private Infrastructure

Over the course of the year, the Fund’s allocation to Private Infrastructure was well-positioned. Market activity remained resilient and was supported by the asset’s fundamentally defensive characteristics, for example: long-term contracts, essential services, and high barriers to entry. These infrastructure investments helped to shield the portfolio from inflationary pressures and geopolitical turbulence over the course of the year and contributed a combined 27% of the Fund’s investment value creation across all infrastructure investment transaction types.

The Fund invests in infrastructure assets via both direct and indirect structures, focused on the highest quality opportunities within high-conviction thematic areas. The team prioritizes opportunities where assets are primarily operational and where downside mitigation is anticipated, and where there is a clear pathway to scaling or improving the business/assets further over the course of the hold.

Other investments

A considerably smaller portion of the Fund’s investments is allocated to other liquid assets, including Common Stocks (both listed infrastructure and listed Private Equity). Additionally, to a lesser degree, the Fund also invests nominal amounts in Asset-Backed Securities. In 2025, the liquid portion of the fund remained flat, despite a volatile year and market headwinds as resilient industrial investments continue to be a key hedge in the listed portfolio.

Partners Group Private Equity Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

Looking ahead

At a macro level, the past 12 months have been characterized by elevated uncertainty driven by major policy shifts and evolving geopolitical tensions. In particular, ongoing US policy uncertainty — such as tariffs — alongside the conflict in the Middle East have brought renewed uncertainty to the outlook. In 2025, inflation remained broadly contained and labor market indicators softened, leading the Fed to deliver three consecutive 25 bps rate cuts toward the end of the year. More recently, the rise in energy prices as a result of the Iran war has re-introduced the risk of increasing inflation (especially headline inflation, while core inflation should be more stable) while at the same time presenting downside risk to economic growth (although we don’t forecast a recession in the US). These circumstances have introduced conflicting forces with regards to the Fed’s dual mandate, but we continue to expect further Fed funds rate cuts in 2026, though the timing will likely be delayed.

Against this backdrop, we believe PGPE remains well positioned to navigate near term volatility. Direct exposure to recent developments in the Middle East is very limited and the rise in energy prices is not expected to have a material impact on portfolio companies; only a small number of companies are at risk to some near term negative impact, and in those cases, mitigation is already well advanced. Specifically, exposure is largely buffered through long term supply and off take contracts, contractual pass through mechanisms, and diversified sourcing arrangements. Management teams are also actively executing operational initiatives to manage input cost volatility—such as procurement renegotiations, targeted pricing actions, and cost discipline measures—while maintaining conservatively structured balance sheets.

More broadly, we believe private equity benefits from a favorable environment: valuation discounts relative to public markets are at their widest in 15 years9, borrowing costs have retreated more than 60% from post COVID peaks, and exit activity and premiums are recovering alongside improving capital markets conditions10. We remain constructive on the Fund’s ability to manage uncertainty and capitalize on attractive investment opportunities.

We sincerely appreciate the trust and confidence you have placed in Partners Group through your investment in the Fund. Thank you for your ongoing support. If you have any further questions or comments, we encourage you to reach out to your dedicated Partners Group representative or email our team at the provided address at DLPGPEOperations@partnersgroup.com.

Sincerely,

Partners Group (USA) Inc.

Note: Data as of March 31, 2026.

1.	Terms used but not defined in this letter have the meanings set forth in the Notes to the Fund’s Financial Statements for the fiscal year ended March 31, 2026 hereinafter appearing.

2.

Past performance is not indicative of future results. Performance is not annualized for time horizons of one year or less. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the sale of Fund shares. All figures are net of all fees including advisory and incentive fees and fund expenses. Performance reflects expense reimbursements and/or fees waived by the adviser, without which performance would be lower. There is no assurance that similar results will be achieved in the future. Certain statements in this commentary are forward-looking statements. The forward-looking statements and other views expressed herein are those of Fund management as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. “n.a.” indicates the time horizon has not been reached.

3.

Blended Benchmark 1 represents a 70% allocation to the MSCI World Index, a 20% allocation to the S&P Leveraged Loan Index, and a 10% allocation to cash represented by the ICE BofA US Treasury 0-3m Bill index.

4.

Effective March 1, 2026, the Blended Benchmark 2 was aligned with the updated target portfolio allocation for Partners Group Private Equity Fund, LLC. The Fund’s Blended Benchmark 2 represents a 80% allocation to the MSCI World SMID Cap Index, a 10% allocation to the S&P Leveraged Loan Index, and a 10% allocation to cash represented by the ICE BofA US Treasury 0-3m Bill index. Past performance is no indication or guarantee of future performance. The indexes are unmanaged and do not include fees. Investors may not invest in an index directly.

5.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,539 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The indexes are unmanaged and do not include fees. Investors may not invest in an index directly The index does not serve as a benchmark for the Fund and the index performance is presented for illustrative purposes only.

Partners Group Private Equity Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026 (continued)

6.	Assumes Maximum Placement Fee of 3.50% for Class A and 1.50% for Class S.

7.

The inception date of Class I is July 1, 2009 and thus performance is shown for a 10-year period beginning March 31, 2016. The Inception date of Class M is January 1, 2026, the inception date of Class S is July 1, 2025, and the inception date of Class A is December 31, 2016. Performance for Class M, Class S, and Class A is shown as of each respective inception date. The index and benchmarks shown are since inception of Class I.

8.	Assets figure does not include April 1, 2026 tenders.

9.	Source: Preqin and Bloomberg

10.	Source: Pitchbook and MSCI

Foreside Fund Services, LLC is the placement agent for the Fund.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Common Stocks (3.50%) North America (2.13%)	Industry	Acquisition Date	Shares	Fair Value
American Tower Corp.	Communication	05/29/20	79,263	$13,672,868
American Water Works Co., Inc.	Utilities	02/16/16	86,608	11,781,286
Apollo Global Management, LLC	Diversified Financial Services	09/05/23	132,212	14,727,095
Ares Management Corp.	Diversified Financial Services	06/28/19	89,697	9,781,458
Atmos Energy Corp.	Utilities	02/16/16	68,415	12,633,514
Blackstone Group, Inc.	Diversified Financial Services	07/12/19	80,851	9,296,248
Blue Owl Capital, Inc.	Financials	10/21/24	614,312	5,602,525
Brookfield Corp.	Diversified Financial Services	12/12/22	417,156	16,886,454
Canadian Pacific Railway Ltd	Transportation	11/19/25	87,426	6,799,983
CMS Energy Corp.	Utilities	11/01/19	148,075	11,487,659
CSX Corp.	Transportation	11/28/23	278,268	11,422,901
Equinix Inc.	Diversified Financial Services	07/31/20	13,382	13,113,156
HarbourVest Global Private Equity	Diversified Financial Services	12/21/18	354,602	14,057,310
KKR & Co., Inc.	Diversified Financial Services	02/16/16	104,195	9,642,205
Life Time Group Holdings, Inc.	Consumer Services	01/06/20	1,959,184	52,741,231
Old Dominion Freight Line, Inc.	Transportation	09/25/24	65,526	12,791,986
Onex Corp.	Diversified Financial Services	02/16/16	188,589	13,626,764
Republic Services Inc.	Commercial & Professional Services	08/28/17	60,828	13,321,940
SBA Communications Corp.	Real Estate	09/05/23	39,202	6,747,448
Sempra Energy	Utilities	06/28/23	116,559	11,324,872
TC Energy Corp.	Utilities	11/01/19	149,212	9,225,119
The Williams Companies, Inc.	Utilities	03/20/23	220,720	16,055,173
TPG Inc.	Financials	09/25/24	96,699	3,916,310
Union Pacific Corp.	Transportation	06/29/16	53,986	13,099,163
Waste Management Inc.	Utilities	07/02/20	53,209	12,222,107
Total North America (2.13%)				325,976,775

Western Europe (1.37%)
3i Group Plc	Diversified Financial Services	10/01/20	546,421	17,574,285
Aena SA	Transportation	12/21/18	368,531	10,823,147
AltaGas Ltd.	Utilities	12/17/25	169,688	5,848,492
Cellnex Telecom SA	Communication	05/15/19	605,864	19,293,439
CVC Capital Partners Plc	Financials	04/26/24	1,136,229	14,577,748
Elia System Operator SA/NV	Utilities	11/03/22	56,902	8,624,279
EQT AB	Diversified Financial Services	04/06/20	275,259	8,298,690
Eurazeo SA	Financials	12/12/16	238,292	11,081,923
Ferrovial SA	Industrials	04/15/24	153,490	9,796,839
HgCapital Trust PLC	Diversified Financial Services	02/12/16	2,874,996	14,715,856
Infrastrutture Wireless Italiane S.p.A.	Communication	09/26/24	544,305	4,294,101

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Common Stocks (continued) Western Europe (continued)	Industry	Acquisition Date	Shares	Fair Value
Intermediate Capital Group PLC	Diversified Financial Services	12/12/16	872,369	$17,492,842
Investor AB	Diversified Financial Services	08/28/17	322,818	11,993,623
National Grid PLC	Utilities	02/12/16	622,003	10,412,875
NB Private Equity Partners Ltd.	Diversified Financial Services	11/06/19	319,232	5,575,849
Pantheon International Participations Plc	Diversified Financial Services	11/04/19	1,773,858	8,459,481
Terna Rete Elettrica Nazionale SpA	Utilities	01/05/18	1,067,293	12,115,009
Vinci SA	Transportation	02/12/16	122,216	18,037,903
Total Western Europe (1.37%)				209,016,381

Total Common Stocks (Cost $542,214,859)(3.50%)				$534,993,156

High Yield Bonds (0.91%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
North America (0.20%)
Acrisure LLC / Acrisure Finance, Inc. ***, +	7.50%	06/05/24	11/06/30	Senior	$3,000,000	$3,072,361
Amneal Pharmaceuticals LLC ***, +	6.87%	07/24/25	08/01/32	Senior	$350,000	366,270
Beach Acquisition Bidco, LLC ***, +	5.25%	06/26/25	07/15/32	Senior	$1,500,000	1,709,284
Camelot Return Merger Sub Inc. ***, +	Cash 8.75% + SFvvv	07/20/22	08/01/28	Senior	$1,500,000	935,154
Clarios Global LP / Clarios US Finance Co ***, +	Cash 6.75% + SFvvv	01/14/25	02/15/30	Senior	$400,000	413,840
Columbus McKinnon Corp. ***, +	7.13%	01/22/26	02/01/33	Senior	$640,000	640,000
Dotdash Meredith, Inc. ***, +	3.50%	03/24/26	06/15/32	Senior	$2,000,000	1,891,863
Global Medical Response, Inc. ***, +	7.37%	09/10/25	10/31/28	Senior	$367,000	385,677
King US Bidco Inc ***, +	5.24%	11/12/25	12/01/32	Senior	$2,778,000	3,214,302
OAK-Eagle Acquireco, Inc. ***, +, f	7.25%	03/24/26	07/01/33	Senior	$500,000	518,044
Olympus Water US Holding Corporation ***, +	4.25%	05/22/25	10/01/28	Senior	$3,077,000	2,986,941
Quikrete Holdings Inc. ***, +	Cash 6.38% + SFvvv	01/31/25	03/01/32	Senior	$933,000	961,027
Radiology Partners, Inc. ***, +	8.50%	06/26/25	07/15/32	Senior	$3,554,000	3,517,429
Raven Acquisition Holdings LLC ***, +	6.87%	10/14/24	11/15/31	Senior	$1,200,000	1,193,397
UPCB Finance VII Ltd. ***, +	3.63%	06/24/24	06/15/29	Senior	$3,093,690	3,512,490
Verde Purchaser, LLC +	Cash 4.13%	05/06/25	11/15/28	Senior	$5,000,000	4,956,017
Total North America (0.20%)						30,274,096

Western Europe (0.71%)
AccorInvest Group S.A. ***, +	6.38%	09/18/24	10/15/29	Senior	$738,000	872,565
AccorInvest Group SA ***, +	3.75% + E##	05/08/25	05/15/32	Senior	€3,140,000	3,640,851
Albion Financing 1 S.a r.l. ***, +	7.00%	01/07/25	05/21/30	Senior	$1,062,000	1,100,624
Belron UK Finance PLC ***, +	5.75%	10/02/24	10/15/29	Senior	$3,667,000	3,719,695
Celsa Opco SA ***, +	8.25%	12/04/25	12/15/30	Senior	$1,800,000	2,116,199
Cidron Atrium SE ***, +	5.63%	01/28/26	02/15/33	Senior	$3,462,000	3,917,889
Deuce Finco Plc ***, +	7.00%	05/06/25	06/15/27	Senior	$9,290,000	12,205,714
Dolcetto Holdco SPA ***, +	5.63%	06/26/25	07/14/32	Senior	$3,555,000	4,117,354
Dolcetto Holdco SPA ***, +	3.63% + E##	06/25/25	07/14/32	Senior	€2,630,000	3,052,204
Flos B&B Italia Spa ***, +	3.88% + E##	05/14/25	12/17/29	Senior	€5,000,000	5,753,642
Howden UK Refinance PLC ***, +	7.25%	05/08/24	02/15/31	Senior	$5,000,000	5,073,880
IMA Industria Macchine ***, +	3.75%	06/20/24	01/15/28	Senior	$6,000,000	6,851,185

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

High Yield Bonds (continued) Western Europe (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
INEOS Finance Plc ***, +	7.50%	01/31/24	04/15/29	Senior	$1,800,000	$1,752,167
ION Platform Finance S.à.r.l. ***, +	7.88%	09/30/25	09/30/32	Senior	$1,091,000	819,151
Mehilainen Yhtiot Oy ***, +	5.13%	06/11/25	06/30/32	Senior	$749,000	876,236
Mehilainen Yhtiot Oy ***, +	3.38% + E##	06/11/25	06/30/32	Senior	€1,817,000	2,106,030
Nidda Healthcare Holding GmbH ***, +	5.28%	10/01/25	10/15/32	Senior	$3,803,000	4,381,190
Omnia Technologies SpA ***, +	6.38%	07/02/25	11/05/31	Senior	$3,000,000	3,266,680
ONE Hotels GmbH ***, +	7.75%	05/02/24	04/02/31	Senior	$1,600,000	1,936,673
Opal Bidco SAS ***, +	6.50%	03/31/25	03/31/32	Senior	$3,333,000	3,410,499
Rossini S.à.r.l. ***, +	6.75%	07/11/24	12/31/29	Senior	$906,000	1,082,306
Rossini S.à.r.l. ***, +	3.875% + E##	07/11/24	12/31/29	Senior	€2,840,000	3,302,717
Sammontana Italia S.p.A. ***, +	3.75% + E##	10/02/24	08/15/31	Senior	€3,294,000	3,826,513
Sherwood Financing PLC ***, +	5.55% + E##	11/28/24	12/15/29	Senior	€4,800,000	5,470,845
Teamsystem S.P.A. ***, +	5.00%	06/18/25	07/01/31	Senior	$2,418,000	2,603,851
Teamsystem S.P.A. ***, +	3.25% + E##	06/18/25	07/01/32	Senior	€4,078,000	4,448,229
TeamSystem SpA ***, +	3.50% + E##	06/20/24	02/15/28	Senior	€6,000,000	6,810,205
TeamSystem SpA ***, +	3.50% + E##	07/17/24	07/31/31	Senior	€3,830,000	4,256,084
Wp/ap Telecom Holdings III B.V. ***, +	5.50%	05/29/24	01/15/30	Senior	$6,000,000	6,790,081
Total Western Europe (0.71%)						109,561,259

Total High Yield Bonds (Cost $137,441,147)(0.91%)						$139,835,355

Asset-Backed Securities (0.53%)
North America (0.41%)
AGL CLO 9 Ltd. ***, +	6.50% + SFvv	04/11/24	04/20/37	Series 2020-9A, Class ER	$3,500,000	$3,251,132
AIMCO CLO 21 Ltd. ***, +	6.00% + SFvv	04/09/24	04/18/37	Series 2024-21A, Class E	$3,000,000	3,056,545
Ballyrock CLO 18 Ltd . ***, +	5.75% + SFvv	03/21/25	04/15/38	Series 2021-18A, Class DR	$2,260,000	2,056,521
Ballyrock CLO 28 Ltd ***, +	5.00% + SFvv	02/19/26	01/20/38	Series 2024-28A, Class D	$1,000,000	984,396
Benefit Street Partners CLO X ***, +	5.00% + SFvv	02/12/26	07/20/38	Series 2016-10A, Class DR3	$2,820,000	2,814,351
Benefit Street Partners CLO XXV Ltd ***, +	0.00% + SFvv	12/17/25	01/15/35	Series 2021-25A, Class SUB	$2,383,993	1,252,431
Benefit Street Partners CLO XXXIV Ltd. ***, +	6.70% + SFvv	03/22/24	07/25/37	Series 2024-34A, Class E	$1,000,000	979,976
Benefit Street Partners CLO XXXIV Ltd. ***, +	10.37%	03/22/24	07/25/37	Series 2024-34A, Class SUB	$2,500,000	1,452,100
CIFC Funding 2019-I Ltd ***, +	5.75% + SFvv	03/18/26	10/20/37	Series 2019-1A, Class ER	$1,500,000	1,466,185
CIFC Funding 2019-VI Ltd. ***, +	6.25% + SFvv	05/22/24	07/16/37	Series 2019-6A, Class ER	$1,200,000	1,178,246
CIFC Funding 2021-I Ltd. ***, +	6.00% + SFvv	06/03/24	07/25/37	Series 2021-1A, Class ER	$2,500,000	2,446,089
CIFC Funding 2021-IV Ltd. ***, +	6.20%+ SFvv	04/08/25	07/23/37	Series 2021-4A, Class ER	$1,000,000	977,482
CIFC Funding 2021-VI Ltd. ***, +	6.51% + SFvv	09/22/21	10/15/34	Series 2021-6A, Class E	$1,500,000	1,443,270
CIFC Funding 2022-III Ltd ***, +	6.50% + SFvv	02/13/26	04/21/35	Series 2022-3A, Class ER	$1,000,000	955,305
CIFC Funding 2024-II Ltd. ***, +	0.00% + SFvv	04/01/24	04/22/37	Series 2024-2A, Class SUBB	$3,000,000	1,755,630
CIFC Funding 2026-I Ltd ***, +	4.30% + SFvv	01/30/26	04/25/39	Series 2026-1A, Class E	$2,000,000	2,005,521
Elmwood CLO 26 Ltd. ***, +	6.45% + SFvv	02/15/24	04/18/37	Series 2024-1A, Class E	$2,500,000	2,549,308
Elmwood CLO 28 Ltd. ***, +	6.00% + SFvv	04/19/24	04/17/37	Series 2024-4A, Class E	$1,400,000	1,369,680
Elmwood CLO VII Ltd. ***, +	5.90% + SFvv	09/26/24	10/17/37	Series 2020-4A, Class ERR	$3,750,000	3,613,553
Elmwood CLO X Ltd. ***, +	5.95%+ SF	06/23/25	07/20/38	Series 2021-3A, Class ER2	$2,000,000	1,975,143
Elmwood CLO XII Ltd ***, +	5.90% + SFvv	11/03/25	10/15/37	Series 2021-5A, Class ER	$2,675,000	2,646,695
Magnetite XXIV Ltd. ***, +	6.40% + SFvv	02/04/22	04/15/35	Series 2019-24A, Class ER	$4,000,000	3,862,571

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Asset-Backed Securities (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
OCP CLO Ltd ***, +	4.50% + SFvv	02/19/26	01/17/39	Series 2021-23A, Class ER2	$1,000,000	$955,708
OHA Credit Funding 1 LTD ***, +	6.50% + SFvv	03/18/26	04/20/37	Series 2018-1A, Class ER	$2,000,000	2,000,219
OHA Credit Funding 19 Ltd. ***, +	5.60% + SFvv	05/31/24	07/20/37	Series 2024-19A, Class E	$950,000	963,901
OHA Credit Funding 6 Ltd. ***, +	5.25%+ SFvv	10/11/24	10/20/37	Series 2020-6A, Class ER2	$2,000,000	1,951,343
OHA Credit Partners XI Ltd. ***, +	5.75% + SFvv	05/06/24	04/20/37	Series 2015-11A, Class ER2	$2,000,000	2,024,872
Palmer Square CLO 2024-2 Ltd. ***, +	5.70% + SFvv	05/30/24	07/20/37	Series 2024-2A, Class E	$4,000,000	4,048,968
Palmer Square CLO 2024-4 Ltd ***, +	5.00% + SFvv	02/19/26	01/15/38	Series 2024-4A, Class E	$2,500,000	2,497,660
Point Au Roche Park CLO Ltd ***, +	4.90% + SFvv	01/27/26	01/20/39	Series 2021-1A, Class ER	$2,000,000	1,723,645
Southwick Park CLO LLC ***, +	6.25% + SFvv	11/16/21	07/20/32	2019-4A, Class ERR	$1,000,000	877,153
Symphony CLO XXV Ltd. ***, +	6.76% + SFvv	03/12/21	04/19/34	Series 2021-25A, Class E	$752,616	679,153
Wellman Park CLO Ltd. ***, +	6.30% + SFvv	07/25/24	07/15/37	Series 2021-1A, Class ER	$2,000,000	1,717,428
Total North America (0.41%)						63,532,180

Western Europe (0.12%)
Aurium CLO V Designated Activity Co. ***, +	6.16% + E##	03/08/21	04/17/34	Series 5A, Class ER	€1,500,000	1,687,969
Avoca CLO XXVI DAC ***, +	9.12% + E##	02/23/22	04/15/35	Series 26A, Class F	€1,200,000	1,329,507
Avoca CLO XXVI DAC ***, +	6.51% + E##	02/23/22	04/15/35	Series 26A, Class E	€750,000	851,829
Boyce Park CLO Ltd. ***, +	6.25% + SFvv	01/28/22	04/21/35	Series 2022-1A, Class E	$2,625,000	2,333,077
Brookhaven Park CLO Ltd. ***, +	6.50% + SFvv	03/15/24	04/19/37	Series 2024-1A, Class E	$1,000,000	911,756
Carlyle Global Market Strategies Euro CLO 2015-1 Ltd ***, +	7.52%	01/20/22	01/16/33	Series 2015-1A, Class SUBR	$7,562,921	1,941,507
Carysfort Park CLO ***, +	6.14% + E##	03/12/21	07/28/34	Series 2021-1A, Class D	€500,000	576,386
CIFC European Funding CLO II DAC ***, +	5.85% + E##	10/17/25	10/15/39	Series -2A, Class ER	€4,000,000	4,485,880
CVC Cordatus Loan Fund ***, +	8.00% + E##	11/07/22	01/15/37	Series -5A, Class ER3	€1,050,000	1,187,172
OCP Euro Clo 2022-6 DAC ***, +	8.62% + E##	07/03/25	07/20/36	Series 2022-6A, Class FRR	€1,500,000	1,576,334
Storm King Park CLO Ltd. ***, +	6.15% + SFvv	09/17/24	10/15/37	Series 2022-1A, Class ER	$1,500,000	1,286,792
Total Western Europe (0.12%)						18,168,209

Total Asset-Backed Securities (Cost $88,836,416)(0.53%)						$81,700,389

Floating Rate Loans **** (8.04%)
North America (6.01%)
AAL Delaware Holdco, Inc. +	2.75% + SFv	01/31/25	07/30/31	Senior	$2,375,965	2,384,031
Acrisure, LLC +	3.00% + SFv	05/06/25	11/06/30	Senior	$13,522,574	13,139,480
Acrisure, LLC +	3.25% + SFv	06/05/25	06/21/32	Senior	$2,183,500	2,119,633
AEA International Holdings (Lux) S.à.r.l. +	2.75% + SFvv	05/06/25	09/07/28	Senior	$2,203,482	2,203,482
Ahead DB Holdings, LLC +	2.75% + SFvv	03/26/25	02/01/31	Senior	$3,449,179	3,417,205
Aimbridge Acquisition Co., Inc. +	1.50% + SFvv	03/11/25	03/11/30	Senior	$601,145	592,879
AIT Worldwide Logistics, Inc +	4.00% + SFvv	05/06/25	04/08/30	Senior	$3,950,000	3,961,652
Albion Financing 3 S.à.r.l. +	3.00% + SFvv	07/01/25	05/21/31	Senior	$4,856,524	4,890,666
Alera Group, Inc. +	2.75% + SFv	01/23/26	05/30/32	Senior	$2,985,019	2,912,438
AlixPartners, LLP +	2.00% + SFv	07/31/25	08/12/32	Senior	$7,103,874	7,084,232
Alliant Holdings Intermediate, LLC +	2.50% + SFv	09/30/25	09/19/31	Senior	$2,992,462	2,983,111
Allied Universal Holdco LLC +	3.25% + SFv	08/06/25	08/20/32	Senior	$4,776,000	4,790,185
Alpha Generation LLC +	2.00% + SFv	09/19/24	09/30/31	Senior	$6,527,729	6,534,746
Amentum Government Services Holdings LLC +	2.00% + SFv	07/30/24	09/29/31	Senior	$795,000	797,735

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Floating Rate Loans **** (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
American Airlines, Inc. +	3.25% + SFvv	05/09/25	05/28/32	Senior	$1,885,750	$1,876,915
Amneal Pharmaceuticals LLC +	3.00% + SFv	02/02/26	08/01/32	Senior	$7,661,500	7,702,987
Anticimex International AB +	2.90% + SFvv	11/28/25	11/17/31	Senior	$4,523,714	4,539,456
Aptean, Inc. +, e	Cash 3.25% + SFvv	03/21/25	03/26/32	Senior	$655,044	141,698
Archkey Solutions LLC +, e	4.25% + SFvv	03/03/25	11/01/31	Senior	$3,374,665	3,386,273
Argent Midco SAS +	3.00% + SFvvv	11/20/25	11/12/32	Senior	$1,500,000	1,504,687
Auris Luxembourg III S.à.r.l. +	3.25% + SFv	02/27/26	02/28/29	Senior	$5,208,235	5,172,428
Avalara, Inc +	2.75% + SFvv	10/01/25	03/26/32	Senior	$4,466,306	4,382,563
Azuria Water Solutions, Inc. +	1.25% + P	01/27/26	01/27/33	Senior	$411,765	410,744
Azuria Water Solutions, Inc. +	2.75% + SF	01/27/26	01/27/33	Senior	$3,088,235	3,070,879
Bausch & Lomb Corporation +	3.75% + SFv	01/02/26	01/15/31	Senior	$1,955,000	1,965,264
BCPE Empire Holdings, Inc. +	3.25% + SFvv	03/04/25	12/11/30	Senior	$4,510,068	4,451,820
Beach Acquisition Bidco LLC +	3.25% + SFvv	06/26/25	09/12/32	Senior	$1,845,375	1,854,021
Bella Holding Company, LLC +	3.00% + SFv	03/31/25	05/10/28	Senior	$10,941,078	10,953,879
Belron Finance 2019 LLC +	2.00% + SFvv	02/09/26	10/16/31	Senior	$8,176,070	8,199,085
Blackhawk Network Holdings, Inc +	3.50% + SFv	02/06/26	03/12/29	Senior	$6,092,042	6,010,561
Boxer Parent Company Inc. +	3.00% + SFvv	05/06/25	07/30/31	Senior	$4,318,224	3,964,044
Calabrio, Inc. +	4.00% + SFvv	10/24/25	11/26/32	Senior	$6,000,000	4,753,140
Carestream Dental Technology, Inc. +	6.25% + SFv	05/06/25	08/30/30	Senior	$3,513,857	3,566,565
CFC Bidco 2022 Ltd. +	3.75% + SFvv	05/30/25	05/30/32	Senior	$18,453,750	17,623,331
Charlotte Buyer, Inc. +	4.25% + SFv	05/06/25	02/11/28	Senior	$4,005,988	3,997,756
Charter NEX US, Inc. +	2.50% + SFv	01/05/26	11/29/30	Senior	$1,386,961	1,387,634
Chicago US Midco III LP +, e	2.50% + SFv	10/09/25	11/01/32	Senior	$3,500,000	3,042,531
Chrysaor Bidco S.à.r.l. +	3.25% + SFvv	10/16/25	10/30/31	Senior	$8,106,179	8,134,023
Citrin Cooperman Advisors LLC +, e	Cash 3.00% + SFvv	03/06/25	04/01/32	Senior	$4,179,000	4,018,380
Clarios Global LP +	2.75% + SFv	03/31/25	01/28/32	Senior	$2,089,500	2,095,706
Clydesdale Acquisition Holdings Inc. +	Cash 3.25% + SF (0.50% Floor)vv	03/27/25	04/01/32	Senior	$3,068,049	2,903,141
CNT Holdings I Corp +	2.25% + SFvv	07/09/25	11/08/32	Senior	$1,290,226	1,294,090
Colossus Acquireco LLC +	1.75% + SFvv	07/12/25	07/30/32	Senior	$3,781,000	3,777,748
CompoSecure Holdings LLC +	2.25% + SFv	01/08/26	01/14/33	Senior	$1,100,000	1,104,813
CoorsTek Inc +	3.00% + SFvv	10/10/25	10/28/32	Senior	$2,194,500	2,207,294
Cotiviti Corporation +, f	Cash 2.75% + SFvv	02/14/25	03/26/32	Senior	$5,962,481	5,473,081
CPPIB Capital, Inc. +	2.50% + SFvv	09/30/24	08/20/31	Senior	$1,379,008	1,382,111
CQP Holdco LP +	1.75% + SFvv	01/22/26	12/31/32	Senior	$7,839,193	7,817,713
Crown Subsea Communications Holding,Inc. +	3.00% + SFv	02/05/26	01/30/31	Senior	$12,812,146	12,900,230
Daintree Bidco Pty Ltd +	4.47% + SFvv	11/24/25	11/25/32	Senior	$2,700,000	2,670,745
Dawn Bidco, LLC +	3.00% + SFvv	10/07/25	08/20/32	Senior	$8,700,000	8,156,250
Delta 2 (LUX) S.à.r.l. +	2.00% + SFvv	09/10/24	09/10/31	Senior	$3,100,000	3,103,487
Delta TopCo, Inc. +	2.75% + SFvv	05/06/25	11/30/29	Senior	$6,521,542	6,253,376
DG Investment Intermediate Holdings 2, Inc. +	3.75% + SFv	07/02/25	07/09/32	Senior	$10,124,780	10,150,143
Dotdash Meredith Inc +	3.50% + SFvv	06/05/25	06/17/32	Senior	$781,043	738,331
Dragon Buyer, Inc. +	2.75% + SFvv	09/24/24	09/30/31	Senior	$5,727,500	5,527,037
DTI Holdco, Inc. +	4.00% + SFv	05/06/25	04/26/29	Senior	$6,220,086	5,445,188
Dynamo Newco II GmbH +	3.25% + SFv	10/08/25	09/30/31	Senior	$4,580,511	3,950,691
ECI Macola Max Holding, LLC +	2.75% + SFvv	09/30/25	05/09/30	Senior	$1,620,120	1,590,083
Electronic Arts, Inc. +, f	3.50% + SF	03/24/26	03/24/33	Senior	$2,300,000	2,296,412
Engineered Machinery Holdings, Inc. +	3.25% + SFvv	11/26/25	11/26/32	Senior	$2,267,208	2,282,376
Evergreen Acqco 1 LP +	3.00% + SFvv	09/12/25	09/17/32	Senior	$1,067,917	1,070,757
Fiesta Purchaser, Inc. +	2.75% + SFv	09/30/25	02/12/31	Senior	$6,190,340	6,089,747

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Floating Rate Loans **** (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Filtration Group Corporation +	2.75% + SFv	09/30/25	10/21/28	Senior	$1,902,604	$1,907,950
Finastra USA, Inc. +	4.00% + SFvv	07/31/25	09/15/32	Senior	$5,500,000	5,121,902
First Student Bidco Inc +	2.25% + SFvv	02/17/26	08/15/30	Senior	$3,043,175	3,029,602
First Student Bidco Inc +	2.25% + SFvv	02/17/26	08/15/30	Senior	$556,825	554,342
Flash Charm, Inc. +	3.50% + SFvv	05/06/25	03/02/28	Senior	$1,210,633	920,081
Flutter Financing B.V. +	2.00% + SFvv	07/24/25	06/04/32	Senior	$893,250	887,296
Flynn Restaurant Group LP +	3.75% + SFv	07/11/25	01/28/32	Senior	$5,260,058	5,210,745
Focus Financial Partners, LLC +	Cash 2.75% + SFvv	01/28/25	09/15/31	Senior	$5,820,311	5,685,135
Fortis 333, Inc. +	3.50% + SFv	02/06/25	03/29/32	Senior	$2,977,500	2,908,645
Freeport LNG Investments, LLLP +	3.25% + SFvv	01/29/26	02/11/33	Senior	$2,300,000	2,305,750
Froneri International Ltd. +	2.00% + SFvv	09/17/24	09/17/31	Senior	$4,912,653	4,869,053
Froneri Lux Finco S.à.r.l. +	2.50% + SFvvv	07/16/25	08/02/32	Senior	$5,969,040	5,911,230
Fugue Finance B.V. +	2.25% + SFvv	02/04/26	01/09/32	Senior	$15,840,694	15,707,078
Genesys Cloud Services Holdings II LLC +	Cash 2.50% + SFvv	03/31/25	01/30/32	Senior	$10,433,491	10,004,727
GFL Environmental Inc. +	Cash 2.50% + SFvv	03/07/25	02/04/32	Senior	$1,194,000	1,196,239
Global Medical Response, Inc. +	3.50% + SFvv	09/19/25	10/01/32	Senior	$13,792,864	13,821,967
Gloves Buyer, Inc. +	4.00% + SFv	01/17/25	01/17/32	Senior	$3,391,500	3,384,717
Golden State Food LLC +	3.50% + SFvv	01/29/26	12/04/31	Senior	$2,616,941	2,625,839
Graham Packaging Company Inc. +	2.25% + SFv	01/14/26	01/26/33	Senior	$1,200,000	1,194,822
Grant Thornton Advisors LLC +	2.50% + SFv	05/06/25	06/02/31	Senior	$8,816,736	8,574,276
Green Infrastructure Partners Inc +	2.75% + SFvv	09/19/25	09/24/32	Senior	$1,800,000	1,797,750
Heartland Dental, LLC +	3.75% + SFv	08/07/25	08/25/32	Senior	$10,560,543	10,572,899
Herschend Entertainment Company, LLC +	2.50% + SFv	01/28/26	05/27/32	Senior	$595,500	597,980
HIG Finance 2 Limited +	2.75% + SFvv	12/11/25	04/18/30	Senior	$3,055,528	2,988,887
Hobbs & Associates LLC +, e	2.75% + SFv	09/30/24	07/23/31	Senior	$5,900,236	5,426,928
Holding Socotec +	2.75% + SFvv	02/06/26	06/02/31	Senior	$1,740,450	1,743,174
Hologic Inc. +	2.50% + SF	01/14/26	04/07/33	Senior	$7,000,000	6,956,285
HS Purchaser, LLC +	6.00% + SFvv	11/21/25	05/21/29	Senior	$1,980,366	1,708,770
HS Purchaser, LLC +	6.00% + SFvv	11/21/25	05/19/29	Senior	$3,835,448	2,782,341
HUB International Limited +	2.25% + SFvv	05/06/25	06/20/30	Senior	$919,073	920,526
Hunter Douglas Inc. +	3.25% + SFvv	05/06/25	01/20/32	Senior	$7,027,639	6,959,119
IGT Holding IV AB +	3.00% + SFvv	10/06/25	09/01/31	Senior	$4,742,000	4,694,580
Illuminate Buyer, LLC +	2.50% + SFv	09/30/25	12/31/29	Senior	$5,556,043	5,514,373
Imagine Learning LLC +	3.50% + SFv	05/06/25	12/21/29	Senior	$8,909,838	8,281,606
Ineos US Finance LLC +, f	2.50% + SFv	05/02/25	11/08/28	Senior	$848,306	820,384
Inmar, Inc. +	4.50% + SFvv	06/30/25	10/30/31	Senior	$2,265,615	2,166,494
INNIO Group Holding GmbH +	2.00% + SFvv	02/09/26	11/02/31	Senior	$4,000,000	3,986,680
International Entertainment JJCo 3 Ltd +	3.00% + SFvv	10/31/25	04/29/32	Senior	$4,565,586	4,568,462
Iridium Satellite LLC +	2.25% + SFv	03/26/25	09/20/30	Senior	$8,945,196	8,794,961
Jane Street Group, LLC +	2.00% + SFvv	10/01/25	12/15/31	Senior	$1,989,501	1,974,630
John Bean Technologies Corp +	1.75% + SFv	09/30/25	01/02/32	Senior	$990,000	993,465
Jupiter Borrower Inc +, f	2.75% + SF	03/25/26	03/25/33	Senior	$1,500,000	1,503,750
Kaman Corporation +	2.50% + SFvv	01/30/25	02/26/32	Senior	$2,267,349	2,272,530
Kaman Corporation +, e	2.50% + SFvv	01/30/25	02/26/32	Senior	$215,309	42,129
kdc/one Development Corporation, Inc. +	3.50% + SFvv	08/08/25	08/15/28	Senior	$6,887,726	6,794,466
KKR Apple Bidco, LLC +	2.50% + SFv	02/14/25	09/23/31	Senior	$4,443,750	4,443,617
KnowBe4, Inc. +	3.75% + SFvv	07/22/25	07/23/32	Senior	$2,693,250	2,374,544
Kohler Energy Co LLC +	3.00% + SFvv	02/04/26	05/01/31	Senior	$6,396,553	6,407,236
Lernen Bidco Limited +	3.50% + SFvvv	07/24/25	10/27/31	Senior	$8,316,341	8,108,432

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Floating Rate Loans **** (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
LSF12 Crown US Commercial Bidco LLC +	3.00% + SFv	01/20/26	12/02/31	Senior	$6,589,860	$6,626,104
Madison IAQ LLC +	2.75% + SFvv	11/06/25	11/08/32	Senior	$5,729,081	5,746,984
Matador Bidco S.à.r.l. +	4.25% + SFv	05/06/25	07/30/29	Senior	$8,523,676	8,406,475
Mavis Tire Express Services Corp. +	3.00% + SFvv	06/10/25	05/04/28	Senior	$2,574,000	2,579,393
McAfee, LLC +	3.00% + SFv	05/06/25	03/01/29	Senior	$3,107,281	2,748,654
Minimax Viking GmbH +	2.00% + SFv	03/27/25	03/17/32	Senior	$2,084,289	2,092,981
Mitchell International, Inc. +	3.00% + SFv	01/22/26	06/17/31	Senior	$4,925,156	4,737,656
MJH Healthcare Holdings, LLC +	2.75% + SFv	09/30/25	01/29/29	Senior	$3,009,327	2,812,216
MJH Healthcare Holdings, LLC +	3.75% + SFv	10/09/25	01/29/29	Senior	$5,000,000	4,743,750
Motion Finco S.à.r.l. +	3.50% + SFvv	05/06/25	11/12/29	Senior	$2,930,684	2,573,052
Naked Juice LLC +	3.25% + SFvv	04/09/25	01/24/29	Senior	$1,317,017	717,044
Naked Juice LLC +	6.00% + SFvv	05/06/25	01/24/30	Senior	$349,332	77,242
National Mentor Holdings, Inc. +, e	6.00% + SFv	12/05/25	12/12/30	Senior	$3,562,219	3,573,351
National Mentor Holdings, Inc. +, e	6.00% + SFv	12/05/25	12/12/30	Senior	$1,526,665	1,500,031
NEP Group, Inc. +	4.50% + SFv	10/09/25	10/17/31	Senior	$7,783,067	7,012,543
New Arclin U.S. Holding Corp. +, f	4.50% + SF	03/04/26	04/01/33	Senior	$2,750,000	2,545,469
Newfold Digital Holdings Group Inc. +	3.50% + SFv	03/09/26	04/30/29	Senior	$4,968,603	3,598,685
Newly Weds Foods Inc. +	Cash 2.25% + SFvv	03/19/25	03/15/32	Senior	$4,466,250	4,469,979
Nielsen Consumer Inc. +	2.25% + SFv	08/29/25	10/31/30	Senior	$2,958,106	2,932,223
Nomad Foods Europe Midco Limited +	2.50% + SFvvv	10/29/25	10/28/32	Senior	$1,815,403	1,776,072
Nouryon Finance B.V. +	3.25% + SFvv	05/06/25	04/03/28	Senior	$2,621,433	2,572,281
Nouryon Finance B.V. +	3.25% + SFvv	05/06/25	04/03/28	Senior	$2,346,344	2,299,429
NSM Top Holdings Corp. +	4.25% + SFvv	11/21/25	05/14/29	Senior	$4,623,027	4,657,700
Nuvei Technologies Corp. +	2.50% + SFv	08/29/25	11/17/31	Senior	$3,712,569	3,634,197
Nvent Electric Public Limited Company +	3.00% + SFv	03/31/25	01/30/32	Senior	$1,840,750	1,843,815
Olympus Water US Holding Corporation +	3.00% + SFvv	05/06/25	06/20/31	Senior	$1,359,906	1,328,744
Olympus Water US Holding Corporation +	3.25% + SFvv	07/24/25	07/23/32	Senior	$2,094,750	2,051,986
OMNIA Partners LLC +	2.75% + SFvv	11/07/25	12/31/32	Senior	$199,000	199,665
OneDigital Borrower LLC +	3.00% + SFv	05/06/25	07/02/31	Senior	$7,737,932	7,588,048
Opal Bidco SAS +	3.00% + SFvv	10/30/25	04/28/32	Senior	$6,069,500	6,092,261
Orion US Finco Inc. +	3.50% + SF	05/20/25	10/08/32	Senior	$4,800,000	4,767,600
Osaic Holdings, Inc. +	2.50% + SFvv	02/02/26	07/30/32	Senior	$2,100,000	2,082,391
OVG Business Services, LLC +	3.00% + SFv	11/06/25	06/25/31	Senior	$2,188,889	2,191,625
Paradigm Parent, LLC +	4.50% + SFvv	07/24/25	04/16/32	Senior	$6,467,500	5,455,627
Peer Holding III B.V. +	2.25% + SF	09/25/25	09/29/32	Senior	$4,300,000	4,272,222
Pegasus BidCo BV +	2.75% + SFvv	09/30/25	07/12/29	Senior	$8,780,552	8,805,269
PetSmart, Inc. +	4.00% + SFv	10/20/25	08/18/32	Senior	$4,922,879	4,929,033
Ping Identity Corporation +	2.75% + SFvv	10/31/25	11/15/32	Senior	$1,300,000	1,281,319
Pinnacle Buyer LLC +, e	6.50% + SFv	09/11/25	09/10/32	Senior	$898,113	755,350
Plano HoldCo, Inc. +	3.50% + SFvv	08/02/24	08/15/31	Senior	$3,259,538	2,648,374
Pretium Packaging, LLC +	4.60% + SF	01/29/26	10/02/28	Senior	$3,945,893	1,774,853
Pretium PKG Holdings, Inc. +	5.25% + SFvv	03/02/26	03/02/31	Senior	$1,613,568	1,611,341
Primary Products Finance LLC +	3.25% + SFv	05/06/25	04/01/29	Senior	$2,051,941	2,045,857
Proampac PG Borrower LLC +	4.00% + SFv	03/06/26	03/07/33	Senior	$1,967,722	1,902,954
Project Alpha Intermediate Holding, Inc. +	3.25% + SFvv	05/06/25	10/26/30	Senior	$4,720,863	3,717,703
Prometric Holdings, Inc. +	3.75% + SFvv	06/18/25	06/25/32	Senior	$5,373,000	5,365,155

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Floating Rate Loans **** (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Proofpoint, Inc. +	3.00% + SFvv	06/18/25	08/31/28	Senior	$1,492,386	$1,433,541
Propulsion (BC) Finco S.à.r.l. +	2.50% + SFvv	11/21/25	12/01/32	Senior	$1,500,000	1,504,822
Pye-Barker Fire & Safety, LLC +	2.50% + SFvv	12/09/25	12/16/32	Senior	$4,300,000	3,752,926
Qnity Electronics Inc +	2.00% + SF	08/12/25	08/12/32	Senior	$4,389,000	4,402,738
Quartz Acquireco LLC +	Cash 2.25% + SFvv	03/25/25	06/28/30	Senior	$4,936,709	4,129,557
Quikrete Holdings, Inc. +	Cash 2.25% + SFvv	03/31/25	02/10/32	Senior	$2,851,200	2,854,165
Radiology Partners Inc +	4.50% + SFvv	06/26/25	06/25/32	Senior	$7,363,000	7,260,986
Rand Parent, LLC +	3.00% + SFvv	05/06/25	03/18/30	Senior	$11,450,673	11,486,513
Raven Acquisition Holdings LLC +, e	3.00% + SFv	12/31/24	11/19/31	Senior	$200,000	215
Raven Acquisition Holdings LLC +, e	3.00% + SFv	12/31/24	11/19/31	Senior	$2,772,000	2,736,602
Recess Holdings, Inc. +	Cash 3.75% + SF (1.00% Floor)vv	01/24/25	02/20/30	Senior	$14,683,749	14,745,348
Red Planet Borrower, LLC +	4.00% + SFv	08/07/25	09/08/32	Senior	$11,970,000	11,733,114
Resideo Funding Inc. +	2.00% + SFvv	08/08/25	08/13/32	Senior	$2,487,500	2,489,067
Ring Container Technologies Group, LLC +	2.50% + SFv	09/11/25	09/15/32	Senior	$995,000	993,313
Rithum Holdings Inc +	4.75% + SFvv	07/02/25	07/21/32	Senior	$3,283,500	3,123,429
Rohm Holding GmbH +	Cash 5.50% + SFvvv; PIK 1.49%	02/19/25	01/31/29	Senior	$6,686,398	6,176,594
Ryan Specialty Group LLC +	2.00% + SFv	09/10/24	09/15/31	Senior	$987,500	987,964
Ryan, LLC +	3.50% + SFv	11/07/25	11/05/32	Senior	$4,021,378	3,921,849
Sanmina Corp +	2.00% + SFv	08/07/25	10/27/32	Senior	$2,600,000	2,609,750
Saphilux S.à.r.l. +	3.00% + SFvv	09/30/25	07/18/28	Senior	$11,431,328	11,438,473
Sauer Brands Inc. +, e	3.00% + SFv	03/31/25	02/04/32	Senior	$993,147	909,719
SCIH Salt Holdings Inc. +	2.75% + SFvv	12/04/25	01/31/29	Senior	$496,250	496,885
Select Medical Corporation +, f	3.00% + SF	03/19/26	12/31/31	Senior	$1,450,000	1,453,625
Shift4 Payments, LLC +, f	2.00% + SFvv	01/05/26	07/03/32	Senior	$897,750	897,750
Skopima Merger Sub Inc. +	3.75% + SFv	05/06/25	05/12/28	Senior	$12,611,914	9,883,263
Southern Veterinary Partners, LLC +	2.50% + SFvv	07/22/25	12/04/31	Senior	$2,383,274	2,375,267
Sovos Compliance, LLC +	3.25% + SFv	09/30/25	08/13/29	Senior	$5,081,094	4,804,022
Spa Holdings 3 Oy +	4.25% + SFvv	05/23/25	05/23/30	Senior	$6,649,875	6,584,773
Spectris Plc +	2.75% + SFvv	03/31/26	12/06/32	Senior	$1,945,125	1,953,635
Speed Midco 3 S.a r.l. +	2.50% + SF	09/22/25	09/23/32	Senior	$2,493,750	2,481,281
Spring Education Group, Inc. +	3.25% + SFvv	05/06/25	10/04/30	Senior	$7,661,850	7,598,678
Stepstone Group Midco 2 GmbH/ The +	4.50% + SF	08/19/25	12/19/31	Senior	$4,962,500	4,339,086
Stonepeak Nile Parent LLC +	2.25% + SFvv	09/23/25	04/09/32	Senior	$5,785,500	5,788,595
Storable, Inc. +	Cash 3.25% + SFvv	03/31/25	04/16/31	Senior	$2,772,000	2,670,822
Student Transportation of America Holdings, Inc +	2.75% + SFvv	01/05/26	06/24/32	Senior	$893,261	894,378
Summer (BC) Holdco B S.a r.l +, f	5.00% + SFvv	05/06/25	02/15/29	Senior	$4,638,427	3,920,190
Summit Acquisition Inc +	3.50% + SFv	07/16/25	10/16/31	Senior	$1,589,513	1,590,832
Sunrise Financing Partnership +	2.50% + SFvvv	03/28/25	02/15/32	Senior	$4,300,000	4,297,054
Tacala, LLC +	3.00% + SFv	10/13/25	01/31/31	Senior	$2,352,299	2,360,380
team.blue Finco S.à.r.l. +	3.25% + SFvv	07/02/25	07/12/32	Senior	$7,543,000	7,222,422
Tecta America Corp. +	2.75% + SFv	03/31/26	02/18/32	Senior	$1,389,501	1,375,731
Thevelia (US) LLC +	3.00% + SFvv	09/30/24	06/18/29	Senior	$8,877,385	8,788,611
TK Elevator Midco GmbH +, f	3.00% + SFv	02/27/26	04/30/30	Senior	$2,300,000	2,309,579
TK Elevator Midco GmbH +	3.00% + SFv	03/04/25	04/30/30	Senior	$9,659,287	9,703,961
TKO Worldwide Holdings, LLC +	2.00% + SFvv	09/09/25	11/21/31	Senior	$595,500	596,718
TMF Group Holding B.V. +	2.75% + SFvv	01/15/25	05/03/28	Senior	$1,924,672	1,929,965
TransDigm, Inc. +	2.50% + SFvv	08/13/25	08/19/32	Senior	$4,071,540	4,079,357
TransDigm, Inc. +	2.50% + SFvv	09/25/24	01/19/32	Senior	$4,629,500	4,637,903
Trident TPI Holdings, Inc. +	3.75% + SFvv	05/06/25	09/15/28	Senior	$1,633,838	1,576,359
Trio Bidco, Inc. +	4.00% + SFvv	10/08/25	10/29/32	Senior	$3,800,000	3,709,769

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Floating Rate Loans **** (continued) North America (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Trio Bidco, Inc. +, e	4.00% + SFvv	10/08/25	10/29/32	Senior	$400,000	$—
Trucordia Insurance Holdings LLC +	3.25% + SFv	06/12/25	06/17/32	Senior	$6,467,500	6,119,872
Truist Insurance Holdings LLC +	2.75% + SFvv	05/30/25	05/06/31	Senior	$900,000	886,689
UKG Inc. +	3.00% + SFv	05/06/25	02/10/31	Senior	$3,890,082	3,706,295
Upbound Group Inc +	2.75% + SF	08/13/25	08/13/32	Senior	$3,383,000	3,388,633
Upfield B.V. +	4.25% + SF	01/30/26	10/31/30	Senior	$1,624,375	1,604,331
Upstream Newco, Inc. +	4.25% + SFvv	01/20/26	05/20/30	Senior	$6,102,340	5,666,847
Vantor Holdings Inc +	4.50% + SFvv	02/27/26	03/03/33	Senior	$2,566,000	2,539,275
Varsity Brands, Inc. +	3.00% + SFvv	09/18/25	08/26/31	Senior	$2,271,548	2,266,232
Verifone Systems, Inc. +	5.25% + SFvv	04/07/25	08/18/28	Senior	$5,962,500	5,637,037
Virtusa Corporation +	3.25% + SFvv	06/14/24	02/15/29	Senior	$4,224,224	3,762,200
Vision Solutions, Inc. +	4.00% + SFvv	05/06/25	04/24/28	Senior	$3,258,791	2,539,136
Waystar Technologies, Inc. +	2.00% + SFv	08/06/25	10/22/29	Senior	$5,751,698	5,766,077
Windsor Holdings III, LLC +	2.75% + SFv	05/06/25	08/01/30	Senior	$2,243,950	2,232,730
WOOF Holdings, Inc +	3.95% + SFvv	05/30/25	12/31/29	Senior	$1,951,034	1,147,852
WOOF Holdings, Inc +	3.75% + SFvv	05/30/25	12/31/29	Senior	$1,138,830	167,977
Worldwide Express Operations, LLC +	4.00%+SFvv	12/31/24	07/26/28	Senior	$5,132,327	5,143,387
XPLOR T1 LLC +	3.50% + SFvv	10/29/25	12/01/32	Senior	$3,681,500	3,442,202
Zacapa S.à.r.l. +	3.75% + SFvv	12/31/24	03/22/29	Senior	$10,701,117	10,717,168
Total North America (6.01%)						919,111,302

Western Europe (2.03%)
AD Education +	4.00% + E####	10/22/24	11/14/31	Senior	€4,500,000	3,487,483
AI Sirona (Luxembourg) Acquisition S.à.r.l. +	4.00% + E#	05/09/25	09/30/28	Senior	€4,300,000	4,952,310
AI Sirona (Luxembourg) Acquisition S.à.r.l. +, f	4.00% + E#	10/07/25	10/07/32	Senior	€9,500,000	10,942,025
Apleona Holding GmbH +, e	4.25% + E	05/02/25	04/10/32	Senior	€4,600,000	5,192,237
Artemis Acquisitions (UK) Limited +	3.00% + E##	05/06/25	07/07/31	Senior	€4,000,000	4,591,436
Artemis Bidco SAS +	3.25% + E##	01/19/26	07/08/32	Senior	€3,600,000	4,149,230
Athena Holdco S.A.S. +	3.00% + E##	09/30/25	04/14/31	Senior	€1,400,000	1,609,695
Auris Luxembourg III S.à.r.l. +	3.75% + E###	07/24/25	02/28/29	Senior	€4,000,000	4,522,519
AutoForm Engineering GmbH +	3.75% + E###	10/01/25	02/28/29	Senior	€3,300,000	3,754,281
BCP V Modular Services Holdings IV Limited +	4.43% + E##	07/02/25	07/10/31	Senior	€3,100,000	3,258,264
Care Bidco SAS +	3.75% + E##	05/13/24	11/06/28	Senior	€5,400,000	6,275,526
Casper BidCo SAS +	3.25% + E##	02/05/26	03/21/31	Senior	€7,400,000	8,484,697
CD&R Firefly Bidco Limited +	4.75% + SF>>	05/06/25	04/29/29	Senior	£12,000,000	15,876,129
Cerelia +	3.75% + E	06/03/25	06/24/32	Senior	€2,600,000	2,993,342
Clarios Global LP +	3.00% + E#	05/06/25	07/16/31	Senior	€7,012,491	8,104,068
Dorna Sports, S.L. +	2.75% + E##	07/30/25	08/18/32	Senior	€5,100,000	5,899,690
Eagle Bidco Limited +	3.75% + E#	09/29/25	02/29/32	Senior	€6,900,000	7,981,060
Elsan SAS +	3.50% + E##	05/06/25	06/16/31	Senior	€5,000,000	5,427,386
Europa University Education Group, S.L +	3.00% + E##	02/04/26	12/03/31	Senior	€3,300,000	3,805,608
Fugue Finance B.V. +	2.75% + E##	02/04/26	01/09/32	Senior	€3,000,000	3,439,310
HBX Group International PLC +	Cash 2.75% + E###	03/26/25	02/18/32	Senior	€5,200,000	5,928,952
Holding Socotec +	3.00% + E##	02/06/26	06/02/31	Senior	€1,000,000	1,155,691
HomeVi S.a.S. +	4.75% + E##	07/31/25	10/31/29	Senior	€5,033,333	5,818,628
Infinity Bidco 1 Limited +	3.40% + E###	01/09/26	07/06/31	Senior	€3,000,000	3,392,165
Inspired FinCo Holdings Limited +	3.00% + E#	02/24/26	02/28/31	Senior	€3,173,232	3,659,362
International Entertainment JJCo 3 Ltd. +	4.50% + SF>>	05/02/25	04/29/32	Senior	£2,500,000	3,283,633

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Floating Rate Loans **** (continued) Western Europe (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value**
Lernen Bidco Limited +	3.75% + E###	11/28/25	04/25/29	Senior	€6,000,000	$6,737,065
LSF10 XL Bidco S.C.A. +	4.75% + E##	07/24/25	04/30/31	Senior	€5,000,000	5,782,196
MasOrange Finco Plc +	Cash 2.75% + E##	02/21/25	03/25/31	Senior	€24,197,458	27,917,260
Motel One GmbH +	3.63% + E#	12/05/25	06/04/32	Senior	€8,300,000	9,594,957
Neuraxpharm Arzneimittel GmbH +	3.75% + E###	07/17/25	12/16/30	Senior	€1,676,690	1,944,213
Neuraxpharm Arzneimittel GmbH +	3.75% + E###	07/17/25	12/16/30	Senior	€521,941	604,795
Nobian Finance B.V. +	Cash 3.50% + E##	03/04/25	07/31/30	Senior	€5,400,000	6,052,817
Nobian Finance B.V. +	3.75% + E##	05/30/25	07/01/29	Senior	€3,200,000	3,622,474
Piolin Bidco, S.A.U. +	3.75% + E##	09/30/25	09/16/29	Senior	€6,799,600	7,856,824
Platin2025 Holdings S.a r.l. +, f	3.50% + E	02/18/26	12/29/32	Senior	€5,600,000	$6,451,132
Platin2025 Holdings S.a r.l. +	3.15% + E##	05/06/25	12/29/28	Senior	€6,000,000	6,911,927
Prosol SAS +, f	3.75% + E##	06/04/25	07/12/31	Senior	€6,900,000	7,937,353
Quimper AB +	3.00% + E##	02/06/26	03/31/30	Senior	€10,300,000	11,760,077
Redhalo Midco (UK) Ltd +	3.00% + E	03/11/26	03/22/31	Senior	€666,667	738,048
Rohm Holding GmbH +	5.00% + E##	05/06/25	01/31/29	Senior	€6,024,923	6,532,666
Sante Cie +	3.25% + E##	02/26/26	12/17/31	Senior	€1,600,000	1,851,934
Siaci Saint Honore +	3.25% + E##	02/11/26	07/26/32	Senior	€7,800,000	8,958,556
Solina Bidco +	3.40% + E	07/02/25	07/28/28	Senior	€6,700,000	7,774,301
Sport Group Holding GmbH +	Cash 4.00% + E###	01/08/25	07/08/31	Senior	€2,600,000	2,602,660
Summer (BC) Holdco B S.à.r.l. +	Cash 4.50% + E###	03/04/25	01/31/29	Senior	€3,737,050	3,786,238
Summer (BC) Holdco B S.à.r.l. +	4.50% + E##	05/07/24	01/31/29	Senior	€570,642	578,153
Talbot Participation SAS +	3.00% + E##	01/08/26	07/07/32	Senior	€6,200,000	7,146,681
team.blue Finco S.à.r.l. +	3.50% + E##	10/01/25	09/30/29	Senior	€10,700,000	11,851,458
Thyme HoldCo S.a r.l. +	3.50% + E##	06/27/25	06/28/32	Senior	€5,800,000	6,723,680
TMF Group Holding B.V. +	3.25% + E##	05/06/25	05/03/28	Senior	€2,000,000	2,315,447
Total Webhosting Solutions BV +	4.00% + E#	07/02/25	11/04/31	Senior	€4,000,000	4,057,831
Verisure Holding AB +	2.25% + E##	10/24/25	11/03/32	Senior	€3,512,195	4,053,955
Total Western Europe (2.03%)						310,129,425

Total Floating Rate Loans (Cost $1,241,989,852)(8.04%)						$1,229,240,727

Private Equity Investments (91.43%) Direct Investments * (59.50%) Direct Equity (55.16%)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Asia - Pacific (1.07%)
AAVAS Financiers Limited +, a, e	Common equity	03/28/18	—	$43,012,369	$3,064,441
Argan Mauritius Limited +, a, e	Common equity	05/09/16	106,215	10,621,500	13,466,182
BPEA EQT Mid-Market Growth Co-Investment Carlton, SCSp+, a, e	Limited partnership interest	01/21/25	—	19,328,293	22,261,748
GreenSquare Operating HoldCo Pte. Ltd. +, a, e	Preferred equity	03/06/25	389,330	247,182	271,095
GreenSquare Operating HoldCo Pte. Ltd. +, a, e	Common equity	03/06/25	7,946	5,045	5,532
Huntress Co-Investment L.P., 1 +, a, c	Limited partnership interest	04/08/16	—	1	1
KKR Pebble Co-Invest L.P. +, a, c, e	Limited partnership interest	05/13/21	—	29,283,000	29,710,971
Murra Warra Asset Hold Trust +, a, e	Common equity	09/10/18	—	1	1
Murra Warra II Asset Hold Trust +, a, e	Common equity	07/30/20	—	11,765	1
Murra Warra II Project Hold Trust +, a, e	Common equity	07/30/20	—	2,942	1
Murra Warra Project Hold Trust +, a, e	Common equity	09/10/18	—	—	1
Partners Terra Pte. Ltd. +, a, e	Common equity	05/14/21	8,545,185	8,620,373	12,382,004
PG Esmeralda Pte. Ltd. +, a, e	Common equity	03/03/21	—	5,429,378	—
PG Esmeralda Pte. Ltd. +, a, e	Preferred equity	03/03/21	—	50,374,952	1,893,435
PG Loa Pte. Ltd. +, a	Common equity	04/25/22	—	1	17,319
PG Loa Pte. Ltd. +, a	Preferred equity	04/25/22	—	—	329,483

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Asia - Pacific (continued)
PG Lotus Pte Ltd. +, a, b, e	Preferred equity	10/31/25	19,672,865	$19,672,865	$19,672,865
PG Lotus Pte Ltd. +, a, b, e	Common equity	10/31/25	1,035,414	1,035,414	1,205,076
PG Power Pte. Ltd. +, a, e	Common equity	10/30/24	184,010	2,355,583	5,347,105
Platform Hold Trust +, a, e	Preferred equity	03/06/25	17,921,420	1,779,763	1,904,714
Sunsure Energy Private Limited +, a, b, c, e	Member interest	12/27/22	—	16,455,651	16,455,651
Sunsure Energy Private Limited +, a, b, e	Common equity	12/27/22	1,571,724	1,704,922	12,021,037
Sunsure Energy Private Limited +, a, b, e	Preferred equity	12/27/22	3,371,095	4,502,894	4,502,894
TPG Upswing Co-Invest, L.P. +, a, c	Limited partnership interest	01/10/19	—	18,518,293	19,688,667
Zenith Longitude Limited +, a, e	Common equity	08/13/21	—	1	—
Total Asia - Pacific (1.07%)					164,200,224

North America (27.66%)
Aimbridge Acquisition Co., Inc. +, a	Common equity	03/11/25	4,145,864	4,996,003	3,479,769
Alliant Holdings, L.P. +, a, c	Limited partnership interest	12/01/21	—	24,784,703	40,836,788
Allied Benefit Systems Holdings LP +, a, c	Limited partnership interest	10/22/24	—	30,810,000	37,815,732
AmSurg HoldCo, LLC +, a	Common equity	11/03/23	896,098	27,959,148	37,229,656
AP VIII Prime Security Services Holdings, L.P. +, a, c, e	Limited partnership interest	05/02/16	—	4,655,679	1,780,802
AppLogic Networks OpCo I LLC +, a	Common equity	03/03/25	351,924	351,924	119,441
Arroyo Dunamis Direct Investment I-B, L.P. +, a, c, e	Limited partnership interest	02/25/25	—	6,070,655	11,700,393
Astorg VII Co-Invest ERT +, a, c	Limited partnership interest	04/28/21	—	44,578,381	88,967,372
BCPE Hercules Holdings, LP +, a	Common equity	07/30/18	869,932	869,931	2,088,586
BI Gen Holdings, Inc. +, a	Common equity	01/01/21	14,561	150,000	250,975
CapitalSpring Finance Company, LLC +, a	Common equity	03/01/17	3,020,546	4,168,272	2,853,582
Carestream Dental Technology, Inc. +, a	Common equity	08/30/24	306,125	6,473,969	4,732,837
CB Poly Holdings, LLC +, a, e	Preferred equity	08/16/16	171,270	17,127,003	27,794,865
CB Titan MidCo Holdings, Inc. +, a	Common equity	01/01/21	56,634	56,634	1
CD&R Mercury Co-Investor, L.P. +, a, c, e	Limited partnership interest	10/14/20	—	53,921,126	192,402,709
Checkers Topco, LLC +, a	Common equity	06/16/23	9,517	94,154	50,474
Clarience Technologies, LLC +, a	Common equity	03/05/24	—	1	1
Confluent Health Holdings LP +, a, b	Common equity	05/30/19	30,344	33,244,066	71,366,538
ConvergeOne Holdings, Inc. +, a	Common equity	06/06/24	99,273	2,154,218	—
Cowboy Topco, Inc. +, a	Common equity	05/18/22	1,348,750	1,348,750	120,535
Cure Holdings, LLC +, a	Common equity	05/13/21	263,891	3,602,070	1,755,531
Cure Holdings, LLC +, a, e	Common equity	05/13/21	2,723	27,230	18,115
Dermatology Holdings, L.P. +, a, b, c, e	Limited partnership interest	04/01/22	—	135,493,757	190,406,125
ECP Holding Company, LLC +, a, c, e	Member interest	03/15/16	—	—	123,590
ECP Parent, LLC +, a, b, e	Common equity	11/15/21	105,520,023	107,129,344	66,258,194
ECP Parent, LLC +, a, b, e	Preferred equity	12/21/23	8,508,337	8,508,422	12,414,737
EdgeCore Holdings, L.P. +, a, b, c, e	Limited partnership interest	11/10/22	—	108,320,541	271,921,161
Elgin Co-Investment, L.P.2 +, a	Common equity	11/28/16	—	1	1
Encore Holdings LP +, a, b, e	Common equity	07/01/22	73,227	87,948,606	212,158,334
Encore Holdings LP +, a, b, e	Limited partnership interest	02/25/26	—	3,156,048	3,523,829
ENFRA +, a, c, e	Limited partnership interest	03/15/22	—	34,340,784	72,118,291
EnfraGen LLC +, a, b, e	Common equity	09/17/19	37,786	34,227,755	86,172,995
EQT Infrastructure IV Co-Investment (B) SCSp +, a, c	Limited partnership interest	03/09/20	—	94,861,790	159,680,093
EQT IX Co-Investment (F) SCSp +, a, c, e	Limited partnership interest	11/15/21	—	84,104,726	130,208,750
EQT VIII Co-Investment (C) SCSp +, a, c, e	Limited partnership interest	01/25/19	—	56,985,983	45,866,479
EQT X Co-Investment (A) SCSp +, a, c, e	Limited partnership interest	07/02/24	—	20,475,870	27,754,898
EXW Coinvest L.P. +, a, c	Limited partnership interest	06/17/16	—	9,369,935	1,968
FH EP Parent L.P. +, a, c, e	Limited partnership interest	03/12/24	—	10,073,101	20,963,986
FRP Investors II, L.P. +, a, c, e	Limited partnership interest	09/16/22	—	47,761,620	80,318,138
Gateway Fleets Holdings, LP +, a, b, c, e	Limited partnership interest	09/30/24	—	2,754,527	3,133,773
Halo Parent Newco, LLC +, a	Preferred equity	02/22/22	15,936	23,827,453	6,911,093
Icebox Holdco I Inc. +, a, b, c	Member interest	03/01/22	—	58,809	—

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
North America (continued)
Icebox Parent L.P. +, a, b, c	Limited partnership interest	12/22/21	—	$184,782,721	$399,733,623
Idera Parent L.P. +, a, b, c, e	Limited partnership interest	03/02/21	—	151,702,453	169,618,664
KDOR Merger Sub Inc. +, a	Common equity	05/11/18	366	$250,000	$1
KENE Holdings, L.P. +, a, c	Limited partnership interest	08/08/19	—	1	1
KKR Cavalry Co-Invest Blocker Parent L.P. +, a, c	Limited partnership interest	03/24/22	—	56,035,477	107,998,968
KKR Enterprise Co-Invest AIV A L.P. +, a, c	Limited partnership interest	07/31/20	—	716,331	128,451
KPOCH Holdings, L.P. +, a, b, c	Limited partnership interest	11/10/22	—	187,500,000	226,449,750
KPSKY Holdings L.P. +, a, b, c	Limited partnership interest	10/19/21	—	61,566,000	52,503,854
KSLB Holdings, LLC +, a	Common equity	07/30/18	252,000	252,000	39,748
Lumin Digital, LLC +, a, e	Preferred equity	11/20/24	5,098,332	30,636,092	40,789,321
Matterhorn Topco, L.P. +, a, c	Limited partnership interest	12/27/23	—	11,341,677	13,868,038
MHS Acquisition Holdings, LLC +, a, b	Common equity	03/10/17	356	317,827	293,517
MHS Acquisition Holdings, LLC +, a, b	Preferred equity	03/10/17	35,285	172,633	159,429
MHS Blocker Purchaser L.P. +, a, b, c	Limited partnership interest	03/10/17	—	39,121,172	36,128,912
Milestone Investment Holdings, LLC +, a, e	Common equity	09/23/21	22,293,150	14,184,448	19,392,367
NC Ocala Co-Invest Alpha, L.P. +, a, c	Limited partnership interest	11/24/21	—	60,534,545	66,974,694
OMNIA Coinvest L.P. +, a, c, e	Limited partnership interest	10/23/20	—	15,306,665	24,364,491
Onecall Holdings, L.P. +, a	Common equity	11/29/17	—	—	435,437
Onex Fox, L.P. +, a, c, e	Limited partnership interest	04/25/19	—	85,638	1
Orion Opportunity L.P. +, a, c, e	Limited partnership interest	09/01/21	—	40,522,608	63,621,508
PCI Pharma Services +, a, c	Limited partnership interest	10/15/25	—	19,000,000	19,000,000
PG BRPC Investment, LLC +, a, b	Common equity	08/01/19	32,079	32,126,730	75,134,880
PG Delta HoldCo, LLC +, a, b, e	Common equity	06/24/21	42,616	48,694,632	106,937,453
Raptor Holding Parent, L.P. +, a	Common equity	04/01/22	11,209	1,120,924	1,250,134
Real Hero Topco, L.P. +, a, c, e	Limited partnership interest	04/01/21	—	14,835,863	19,727,292
RevSpring, Inc. +, a, c	Limited partnership interest	03/12/24	—	1,383,469	1,294,302
Safari Co-Investment L.P. +, a, c, e	Limited partnership interest	03/14/18	—	9,357,130	7,813,672
Sandvine Corporation +, a	Common equity	03/03/25	50,291	923,247	923,247
SC Landco Parent, LLC +, a	Common equity	11/28/16	2,672	3	484,362
Shermco Intermediate Holdings, Inc. +, a, e	Common equity	06/05/18	11,525	1	51,462
Shingle Coinvest LP +, a, c, e	Limited partnership interest	05/29/18	—	—	1
SIH RP HoldCo L.P. +, a, e	Common equity	09/10/19	5,995,126	47,119,381	101,108,863
SLP West Holdings Co-Invest Feeder II, L.P. +, a, c, e	Limited partnership interest	08/18/17	—	25,375	2
Space Co-Invest LP +, a, c, e	Limited partnership interest	01/17/25	—	20,339,023	21,792,836
Specialty Pharma Holdings LP +, a, b, c	Limited partnership interest	04/01/21	—	90,509,737	153,753,326
St. Croix Hospice +, a, e	Limited partnership interest	10/24/25	—	14,227,973	17,563,678
Starfish Intermediate, Inc. +, a	Preferred equity	06/06/22	7,136,374	178,485,000	232,383,722
Stonepeak Tiger (Co-Invest) Holdings (I-B) L.P. +, a, c, e	Limited partnership interest	08/17/21	—	34,046,068	34,328,208
SureWerx Topco, L.P. +, a, b, c, e	Limited partnership interest	12/28/22	—	54,663,564	66,349,812
Surveyor Co-Invest SCSp +, a, c, e	Limited partnership interest	10/17/24	—	22,552,209	31,407,040
T-VIII Mercury Co-Invest L.P. +, a, c, e	Limited partnership interest	07/29/21	—	4,189,244	7,289,324
Thermostat Purchaser, L.P. +, a, b, c	Limited partnership interest	08/31/21	—	71,817,900	128,407,461
TKC Topco LLC +, a	Common equity	10/14/16	4,632,829	4,632,829	2,166,297
VEEF II Co-Invest 2-A, L.P. +, a, c	Limited partnership interest	03/15/22	—	3,637,111	6,526,312
Velocity Holdings US LP +, a, c, e	Limited partnership interest	08/31/22	—	22,348,477	30,689,152
VEPF VII Co-Invest 2-A, LP +, a, c, e	Limited partnership interest	04/06/21	—	64,648,858	—
WHCG Purchaser, L.P. +, a, b, c	Limited partnership interest	06/22/21	—	68,399,200	11,595,238
WHCG Purchaser, L.P. +, a, b, e	Preferred equity	08/02/24	10,934,833	14,022,833	16,351,001
Woof Parent L.P. +, a	Common equity	12/21/20	1,441	1,441,200	1
Total North America (27.66%)					4,232,130,990

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Rest of World (1.17%)
Carlyle Retail Turkey Partners, L.P. +, a, c	Limited partnership interest	07/11/13	—	$7,180,517	$7,226,587
Centauro Co-Investment Fund, L.P. +, a, c	Limited partnership interest	11/28/13	—	936,917	1,295,163
PG Investment Company 1113B S.à r.l. +, a, e	Common equity	10/01/24	63,259,178	31,797,288	156,136,167
PG Investment Company 53 S.à.r.l. +, a	Preferred equity	03/04/24	6,084,618	6,624,409	9,071,027
PG Investment Company 53 S.à.r.l. +, a	Common equity	03/04/24	711,884	774,648	4,576,422
Velvet LP SCS +, a, c	Limited partnership interest	03/04/24	—	144,157	205,054
Total Rest of World (1.17%)					178,510,420

Western Europe (25.26%)
Akur8 SAS +, a, e	Common equity	08/28/24	684,686	7,155,760	8,211,023
Akur8 SAS +, a, e	Preferred equity	08/28/24	876,616	9,814,728	10,512,724
Ark EquityCo SAS +, a, c, e	Limited partnership interest	02/21/22	—	12,366,563	16,869,053
Aston Lux Acquisitions S.à.r.l. +, a, c	Limited partnership interest	11/28/19	—	3,798,292	4,686,881
Aston Lux Acquisitions S.à.r.l. +, a	Common equity	01/11/21	2,950	264,626	319,020
Astorg VIII Co-Invest Open Health +, a, c	Limited partnership interest	08/04/22	—	21,849,512	8,224,735
Astorg VIII Co-Invest Open Health +, a, c, e	Limited partnership interest	07/14/23	—	402,797	137,963
Audiotonix Co-Invest SCSp +, a, c, e	Limited partnership interest	07/23/24	—	13,873,440	16,642,472
BC European Capital X - Ceramtec Co-Investment (1) LP +, a, e	Common equity	02/06/18	—	700,484	1
Blackstone Cornerstone Co-Invest (CYM) L.P. +, a, c, e	Limited partnership interest	04/16/24	—	22,246,954	26,120,861
Bock Capital JVCo Nature S.à.r.l. +, a, b	Common equity	07/01/21	12,590,000,000	149,423,941	334,473,033
Capri Acquisitions Topco Limited +, a, e	Common equity	11/01/17	8,345,985	83,995,866	21,115,372
CD&R Market Co-Investor, L.P. +, a, c, e	Limited partnership interest	11/10/21	—	78,727,683	54,330,210
Ciddan S.à.r.l. +, a, e	Common equity	09/15/17	11,036,916	3,198,665	12,777,882
Climeworks AG +, a, e	Preferred equity	04/25/22	2,629,930	68,066,218	79,623,528
Climeworks AG +, a	Common equity	04/25/22	18,455	465,142	1
EQT Future Co-Investment (C) SCSp +, a, c	Limited partnership interest	02/15/23	—	46,977,580	98,857,606
EQT Jaguar Co-Investment SCSp +, a, c, e	Limited partnership interest	11/30/18	—	33,421,401	79,391,197
EQT VIII Co-Investment (D) SCSp +, a, c, e	Limited partnership interest	10/01/19	—	1	1
Fides S.p.A +, a	Common equity	12/15/16	—	745,309	133,592
Five Arrows Royal FAPI IV Co Invest SCSp +, a, c, e	Limited partnership interest	07/05/24	—	4,660,720	4,864,184
Global Blue Holding L.P. +, a, c	Limited partnership interest	07/31/12	—	1	200,000
Green DC LuxCo S.à.r.l. +, a, b, c, e	Member interest	01/20/22	—	37,402,098	45,892,300
Green DC LuxCo S.à.r.l. +, a, b, e	Common equity	01/20/22	—	95,864,889	313,294,668
Green DC LuxCo S.à.r.l. +, a, b, c, e	Member interest	01/20/22	—	19,648,729	21,865,987
Hera Co-investment LP +, a, c, e	Limited partnership interest	10/25/24	—	16,836,401	12,241,933
KKR Pegasus Co-Invest L.P. +, a, c	Limited partnership interest	07/07/22	—	11,664,381	21,194,566
KKR Sprint Co-Invest L.P. +, a, c	Limited partnership interest	09/29/22	—	42,840,839	—
KKR Traviata Co-invest L.P. +, a, c	Limited partnership interest	12/18/19	—	92,759,254	158,722,926
Laboratoires Serb +, a, e	Common equity	01/15/26	—	389,792	1,357,126
Laboratoires Serb +, a, e	Preferred equity	01/15/26	—	2,654,829	2,692,253
Luxembourg Investment Company 261 S.à.r.l. +, a	Common equity	07/31/18	1,484	4,782,604	55,738,346
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Preferred equity	08/22/19	7,865,820	17,060,688	—
Luxembourg Investment Company 285 S.à.r.l. +, a, b, c	Member interest	08/22/19	—	17,060,688	—
Luxembourg Investment Company 285 S.à.r.l. +, a, b	Common equity	08/22/19	6,999,953	3,379,415	—
Luxembourg Investment Company 293 S.à.r.l. +, a, e	Common equity	06/26/19	9,789,622	18,472,753	558,598
Luxembourg Investment Company 314 S.à.r.l. +, a, b	Common equity	08/22/19	192,000	7,796	1
Luxembourg Investment Company 404 S.à.r.l. +, a, b, e	Common equity	02/14/23	145,800	1,683,674	7,611,845
Luxembourg Investment Company 404 S.à.r.l. +, a, b, e	Preferred equity	02/14/23	—	14,941,180	18,135,678
Luxembourg Investment Company 414 S.à.r.l. +, a, b, c, e	Member interest	07/02/21	—	40,092,414	47,942,060
Luxembourg Investment Company 414 S.à.r.l. +, a, b, e	Common equity	07/02/21	12,316,087	9,766,168	89,497,835
Luxembourg Investment Company 430 S.à.r.l. +, a, b, e	Common equity	05/10/21	52,594,635	64,616,036	58,786,596
Luxembourg Investment Company 430 S.à.r.l. +, a, b, c, e	Member interest	05/10/21	—	15,139,432	18,356,904
Magnesium Co-Invest SCSp +, a, c, e	Limited partnership interest	05/19/22	—	78,803,152	124,041,599

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Western Europe (continued)
Mauritius (Luxemburg) Investments S.à.r.l. +, a	Common equity	10/19/21	—	$13,620	$1
Menrva Co-Investment, L.P. +, a, c	Limited partnership interest	11/22/24	—	11,034,168	13,027,614
Nerve Co-Invest SCSp +, a, c, e	Limited partnership interest	01/27/21	—	46,760,051	87,118,993
Oakley Capital V Co-Investment (A) SCSp +, a, c, e	Limited partnership interest	12/12/22	—	54,634,736	106,031,983
Orbiter Investments S.à.r.l. +, a, b, e	Common equity	12/17/21	8,568,857	189,396,339	216,444,595
OT Luxco 3 & Cy S.C.A. +, a	Warrants	12/01/17	844,553	—	608,523
Partners Group Satellite HoldCo S.à.r.l. +, a, b, e	Common equity	03/22/23	8,018,473	4,779,063	—
Partners Group Satellite HoldCo S.à.r.l. +, a, b, e	Preferred equity	03/22/23	9,110,800	54,918,380	28,871,324
Partners Group Satellite Warehouse S.C.S. +, a, b, c	Member interest	03/22/23	—	1,455,807	976,007
PG Investment Company 18 S.à.r.l. +, a, b, e	Preferred equity	07/07/22	113,856,528	115,820,054	200,394,213
PG Investment Company 18 S.à.r.l. +, a, b, e	Common equity	07/07/22	12,650,106	128,268	57,238,728
PG Investment Company 24 S.à.r.l. +, a, b, e	Common equity	07/13/22	873,890	1,135,700	28,606,223
PG Investment Company 24 S.à.r.l. +, a, b, e	Preferred equity	07/13/22	101,367,616	102,497,783	166,499,046
PG Investment Company 60 S.à r.l. +, a, e	Common equity	01/31/24	109,610	119,065	1,943,138
PG Investment Company 60 S.à r.l. +, a, e	Preferred equity	01/31/24	4,647,265	10,220,605	12,470,819
PG Investment Company 67 S.à.r.l. +, a, e	Preferred equity	07/16/24	12,013,256	12,743,394	15,924,047
PG Investment Company 67 S.à.r.l. +, a, e	Common equity	07/16/24	1,335,641	1,414,770	7,842,885
PG Investment Company 69 S.à.r.l. +, a	Preferred equity	07/16/24	227,128	328,227	139,328
PG Investment Company 69 S.à.r.l. +, a	Common equity	07/16/24	50,580	580,738	458,747
PG Investment Company 71 S.à.r.l. +, a, e	Common equity	09/26/24	6,385,371	7,129,193	9,169,664
PG Investment Company 76 S.à.r.l. +, a, b, e	Common equity	09/03/24	358,449	395,093	1
PG Investment Company 76 S.à.r.l. +, a, b, e	Preferred equity	09/03/24	43,478,798	48,005,615	44,022,818
PG Investment Company 88 S.à r.l. +, a, b	Preferred equity	09/04/25	392,610	52,685,407	54,726,007
PG Investment Company 88 S.à r.l. +, a, b	Common equity	09/04/25	664,863	893,981	4,204,518
PG Lion Management Warehouse S.C.S +, a, b, c	Limited partnership interest	08/22/19	—	1,064,074	1
PG Polaris TopCo S.à r.l. +, a, e	Common equity	03/27/24	1,941,043	1,941,291	26,697,480
PG Polaris TopCo S.à r.l. +, a	Preferred equity	03/27/24	36,879,822	36,879,819	35,544,806
PG Polaris Warehouse SCSp +, a, c, d	Limited partnership interest	03/27/24	—	748,547	873,186
PG TLP S.à.r.l. +, a, b, c, e	Member interest	04/14/21	—	5,331,705	81,369,367
PG TLP S.à.r.l. +, a, b, e	Common equity	04/14/21	6,473,126	60,307,423	58,065,439
PG Wave Limited +, a, b, e	Common equity	02/03/22	53,215,581	86,765,208	136,342,590
Pharmathen GP S.à.r.l. +, a, b	Common equity	01/20/22	110,300	1,773	1
Pharmathen Topco S.à r.l. +, a, b	Preferred equity	01/20/22	—	15,544,623	18,271,485
Pharmathen Topco S.à.r.l. +, a, b	Preferred equity	01/20/22	98,858,068	112,190,937	60,451,665
Pharmathen Topco S.à.r.l. +, a, b	Common equity	01/20/22	79,910	85,739	1
Polyusus Lux XVI S.à.r.l. +, a, b, c, e	Member interest	10/01/22	—	1,191,234	2
Polyusus Lux XVI S.à.r.l. +, a, b	Preferred equity	07/05/24	22	24	1
Polyusus Lux XVI S.à.r.l. +, a, b, e	Preferred equity	05/23/18	489,319,992	26,882,311	175,197
Polyusus Lux XVI S.à.r.l. +, a, b, e	Common equity	05/23/18	44,442,345	6,275,980	—
Polyusus Lux XXIII S.à.r.l. +, a, e	Preferred equity	08/19/21	—	814,304	867,792
Polyusus Lux XXIII S.à.r.l. +, a, e	Common equity	08/19/21	—	257,119	272,997
Refresco 2 Co-Invest SCSp +, a, c	Limited partnership interest	07/12/22	—	33,461,675	62,052,389
Rivage Luxco S.à.r.l. +, a, e	Common equity	02/22/22	900,000	51,322,096	66,877,839
Root JVCo S.à.r.l. +, a, b	Preferred equity	09/29/20	8,686,753	42,469,064	66,445,539
Root JVCo S.à.r.l. +, a, b	Common equity	09/29/20	2,362,997	2,896,582	4,099,297
Root JVCo S.à.r.l. +, a, b, c	Member interest	09/29/20	—	36,261,531	47,354,668
Strider Investment 2 +, a, e	Common equity	04/01/23	65,178	302,803	255,589
Strider Investment 3 +, a, e	Common equity	04/01/23	4,470	26,591	5,148
Strider Topco S.a.s. +, a, c	Member interest	04/01/23	—	3,389,622	4,677,630
Strider Topco S.a.s. +, a, e	Common equity	04/01/23	8,198,302	8,834,459	32,915,043
Strider Topco S.a.s. +, a, e	Preferred equity	04/01/23	52,089,479	56,579,460	82,691,600
Surfaces SLP (SCSp) +, a, b, c	Limited partnership interest	10/01/20	—	34,731,898	16,917,582
T InvestCo Lux I S.à r.l. +, a, e	Common equity	10/07/25	620,486	5,860,389	10,468,260
T InvestCo Lux I S.à r.l. +, a, e	Preferred equity	10/07/25	2,171,868	36,399,586	37,388,937

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Equity (continued)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Western Europe (continued)
Vanquish Bidco +, a, c	Member interest	05/25/23	—	$4,453,268	$5,857,359
Vanquish Topco +, a	Common equity	05/25/23	379,731	936,729	1
Vanquish Topco +, a	Preferred equity	05/25/23	34,851,987	42,986,878	24,243,867
Veonet Co-Invest SCSp (Lux) +, a, c, e	Limited partnership interest	03/09/22	—	26,379,481	45,392,985
Zephyr Syndication L.P. +, a, c, e	Limited partnership interest	08/08/24	—	12,381,998	16,021,119
Zoncolan Topco S.à.r.l. +, a, b, c	Member interest	10/28/21	—	61,194,518	60,900,959
Zoncolan Topco S.à.r.l. +, a, b, e	Common equity	10/28/21	20,383,872	40,537,744	21,247,187
Zoncolan Topco S.à.r.l. +, a, b, e	Preferred equity	08/01/24	5,384,750	5,822,805	7,603,777
Total Western Europe (25.26%)					3,864,490,567

Total Direct Equity (55.16%)				5,865,463,622	$8,439,332,201

Direct Debt **** (4.34%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Cost	Fair Value**
Asia - Pacific (0.22%)
BYJU’s Alpha, Inc. +, a	Cash 8.00% + P (0.75% Floor)	01/19/22	11/24/26	Senior	$1	$1	$—
Fugue Finance B.V. +, a	Cash 4.50% + SF (0.50% Floor)vv	03/10/23	01/31/28	Senior	26,553	26,553	—
Fugue Finco Pty Ltd. +, a, e	Cash 5.75% + BBSY††	04/10/24	04/10/30	Senior	1,601,340	1,601,341	1,556,727
Fugue Finco Pty Ltd. +, a	Cash 5.75% + BBSY††	04/10/24	05/30/30	Senior	3,621,280	3,512,641	3,695,685
Fugue NZ Bidco Limited +, a	Cash 5.75% + BBSY††	04/10/24	05/30/30	Senior	2,370,912	2,299,785	2,194,264
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/26/22	07/26/27	Senior	12,728,400	12,666,293	11,519,232
Global Academic Group Limited +, a	Cash 4.91% + BBSY ††	01/30/25	07/26/27	Senior	653,208	648,356	712,741
Global Academic Group Limited +, a, e	Cash 6.00% + BBSY (0.50% Floor)††	07/26/22	07/26/27	Senior	395,158	395,158	396,185
Global Academic Group Limited +, a	Cash 6.00% + BBSY (0.50% Floor)††	07/29/22	07/29/27	Senior	4,651,970	4,628,735	4,537,433
Greencross Limited +, a	Cash 4.50% + BBSY (0.75% Floor)††	09/30/24	03/23/28	Senior	9,294,310	9,241,849	9,103,215
UP Education +, a, e		12/16/24	07/29/27	Senior	2,301,529	—	—
Total Asia - Pacific (0.22%)							33,715,482

North America (2.78%)
Aimbridge Acquisition Co., Inc. +, a	Cash 5.60% + SFv	03/20/25	03/11/30	Senior	564,906	564,906	559,257
Air Medical Group Holdings, Inc. +, a	Cash 4.75% + SF (1.00% Floor)vv	02/25/21	10/01/32	Senior	199,310	195,052	—
Allied Universal Holdco LLC +, a	Cash 3.75% + SFv	06/12/24	05/12/28	Senior	2,781	2,781	—
American Airlines, Inc. +, a	Cash 2.25% + SFvv	09/06/24	06/04/29	Senior	4,900,000	4,904,297	4,783,625
Apex Tool Group +, a	Cash 5.25% + SF (0.50% Floor)[v]	02/22/22	02/08/29	Senior	3,162,616	3,015,880	356,771
Apro, LLC +, a	Cash 3.75% + SFv	06/26/24	07/09/31	Senior	3,250,500	3,243,938	3,270,003
Aptean, Inc +, a	Cash 5.25% + SF (0.75% Floor)vv	01/30/24	01/30/31	Senior	6,992,315	6,943,460	6,957,353
Aptean, Inc +, a, e	Cash 5.25% + SF (0.75% Floor)vv	01/30/24	01/30/31	Senior	1,222,958	1,217,868	1,216,843
AQA Acquisition Holding, Inc. +, a	Cash 4.25% + SF (0.50% Floor)vv	03/18/21	03/03/28	Senior	6	6	—
athenahealth Group, Inc. +, a	Cash 3.25% + SF (0.50% Floor)vv	02/23/22	02/15/29	Senior	10,456,561	10,422,711	10,386,346

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt **** (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Cost	Fair Value**
North America (continued)
BlueConic Holding, Inc. +, a	Cash 6.50% + SF (0.75% Floor)vv	01/27/22	01/27/28	Senior	$18,912,000	$18,772,621	$18,341,068
BlueConic Holding, Inc. +, a	Cash 6.50% + SF (0.75% Floor)vv	06/13/23	01/27/28	Senior	7,092,000	6,995,096	6,877,900
Brand Industrial Services, Inc. +, a	Cash 4.50% + SF (0.50% Floor)vv	04/19/24	08/01/30	Senior	6,720,122	6,659,383	5,862,366
Brown Group Holding, LLC +, a	Cash 3.00% + SF (0.50% Floor)[v]	06/09/22	07/02/29	Senior	3,972,712	3,948,600	3,987,510
Brown Group Holding, LLC +, a	Cash 2.50% + SFv	05/23/24	7/1/2031	Senior	2,954,356	2,964,451	2,964,593
Campaign Monitor (UK) Limited +, a	Cash 8.90% + SF (1.00% Floor)vv + PIK 5.25%	01/01/21	11/06/26	Second Lien	2,256,977	2,248,580	2,070,271
CD&R Hydra Buyer, Inc. +, a	Cash 4.00% + SFv	03/15/24	03/25/31	Senior	4,930,796	4,918,948	4,947,240
Cedar Fair, L.P. +, a	Cash 2.00% + SFv	05/23/24	05/01/31	Senior	6,214,251	6,201,231	6,152,885
Clydesdale Acquisition Holdings, Inc. +, a	Cash 3.68% + SF (0.50% Floor)[v]	04/19/22	04/13/29	Senior	5,309,788	5,299,309	5,133,927
ConnectWise, LLC +, a	Cash 3.50% + SF (0.76% Floor)vv	10/06/21	09/29/28	Senior	3,591,853	3,585,339	3,306,300
Cornerstone Building Brands, Inc. +, a	Cash 3.25% + SFv	06/24/24	04/12/28	Senior	2,977,238	2,970,475	1,793,801
Cornerstone Building Brands, Inc. +, a	Cash 4.50% + SFv	05/17/24	05/15/31	Senior	1,674,500	1,667,909	826,483
Cornerstone OnDemand, Inc. +, a	Cash 6.00% + SF (1.00% Floor)[v]	09/07/23	10/16/28	Senior	2,917,500	2,868,269	2,783,811
Critical Start, Inc. +, a, e	Cash 6.25% + SF (0.75% Floor)vv + PIK 3.62%	03/27/23	05/17/28	Senior	9,148,381	9,082,594	8,627,509
Critical Start, Inc. +, a, e	Cash 3.13% + SF (0.75% Floor)vv + PIK 3.625%	03/27/23	05/17/28	Senior	1,348,750	706,207	665,564
Critical Start, Inc. +, a, e	Cash 3.125% + SF (0.75% Floor)vv + PIK 3.625%	03/27/23	05/17/28	Senior	4,987,830	4,924,726	4,711,429
Datix Bidco Limited +, a	Cash 5.00% + S>>>	04/25/24	04/30/31	Senior	901,982	883,942	940,983
Dentive Capital, LLC +, a	Cash 6.75% + SF (0.75% Floor)vv + PIK 4.25%	12/23/22	12/22/28	Senior	10,330,936	10,239,110	9,526,829
Dentive Capital, LLC +, a, e	Cash 6.75% + SF (0.75% Floor)vv	12/23/22	12/22/28	Senior	5,359,995	4,534,395	4,218,308
Dentive, LLC +, a, e	Cash 3.00% + SFvv + PIK 4.25%	05/03/24	12/23/28	Senior	4,088,943	4,026,557	3,770,681
Dexko Global, Inc. +, a	Cash 3.75% + SF (0.50% Floor)vv	10/07/21	10/04/28	Senior	5,994,723	5,858,887	5,844,855
Dieter’s Metal Fabricating Limited +, a	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	432,766	426,830	422,812
Diligent Corporation +, a	Cash 5.00% + SFvv	05/02/24	08/02/30	Senior	3,575,690	3,556,892	3,513,116
Diligent Corporation +, a, e	Cash 5.00% + SFvv	04/30/24	08/04/30	Senior	20,857,887	21,262,737	21,039,990
Dwyer Instruments, Inc. +, a, e	Cash 3.75% + P	03/31/25	07/20/29	Senior	1,382,680	600,881	606,122
Eagle Broadband Investments, LLC +, a, e	Cash 3.00% + SF (0.75% Floor)vv	04/24/24	11/12/27	Senior	5,891,391	5,849,039	5,677,829
Element Materials Technology +, a, e	Cash 4.25% + SFvv	08/17/22	06/22/29	Senior	5,842,008	5,808,373	5,871,218
Evergreen Services Group LLC +, a	Cash 6.25% + SF (0.75% Floor)vv	06/15/22	06/15/29	Senior	9,555,756	9,473,820	9,395,549

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt **** (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Cost	Fair Value**
North America (continued)
Evergreen Services Group, LLC +, a	Cash 6.25% + SF (0.75% Floor)vv	07/31/23	06/15/29	Senior	$4,215,553	$4,105,327	$4,144,876
Evergreen Services Group, LLC +, a, e	Cash 5.00% + SFvv	02/26/24	06/15/29	Senior	4,164,739	4,136,096	4,094,915
Gurobi Optimization, LLC +, a, e	Cash 4.50% + SFvv	09/10/24	09/10/31	Senior	8,283,540	7,495,063	7,557,608
Heartland Home Services, Inc. +, a	Cash 6.75% + SF (1.00% Floor)vv	11/08/22	12/15/26	Senior	11,640,000	11,551,759	11,456,875
High Bar Brands Operating LLC +, a, e	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	366,313	363,723	357,887
High Bar Brands Operating LLC +, a	Cash 5.25% + SF (1.00% Floor)vv	12/19/23	12/19/29	Senior	2,077,276	2,051,148	2,029,499
Ineos Quattro Holdings UK Limited +, a	Cash 4.25% + SF (0.50% Floor)[v]	03/07/24	04/02/29	Senior	3,234,000	3,192,046	2,736,773
Iris Holdings Inc. +, a	Cash 4.75% + SF (0.50% Floor)vv	06/15/22	06/28/28	Senior	2,730,810	2,688,287	2,594,734
KSLB Holdings, LLC +, a	Cash 8.75% + SF (1.00% Floor)vv	01/01/21	01/26/28	Second Lien	3,212,308	3,206,896	2,863,886
Lakeshore Learning Materials, LLC +, a	Cash 3.50% + SFvv	06/06/24	09/29/28	Senior	974,503	973,754	778,005
LBM Acquisition, LLC +, a	Cash 3.75% + SFv	08/02/24	06/06/31	Senior	4,649,822	4,611,632	3,774,795
Magenta Buyer LLC +, a	Cash 6.00% + E##	10/01/24	07/27/28	Senior	11,606	622,360	2,582
Max US BidCo, Inc. +, a	Cash 5.00% + SF (0.50% Floor)vv	10/11/23	10/03/30	Senior	4,900,000	4,723,227	4,046,959
McAfee Corp. +, a	3.50% + SFvv	05/22/24	03/01/29	Senior	5,543,187	5,984,158	4,996,257
Nelipak Healthcare Packaging +, a, e	5.50% + SFvv	04/04/24	03/26/31	Senior	661,280	656,654	657,973
Nelipak Holding Company +, a, e	Cash 5.50% + SF (1.00% Floor)vv	04/04/24	03/26/31	Senior	3,385,337	3,002,304	3,022,565
OceanKey (U.S.) II Corp. +, a	Cash 3.50% + SF (0.05% Floor)vv	01/06/22	12/15/28	Senior	3,974,293	3,772,325	3,764,212
Oscar AcquisitionCo, LLC +, a, e	Cash 4.50% + SF (0.50% Floor)[v]	02/08/24	04/29/29	Senior	7,340,275	7,390,625	4,923,233
Pascal Midco 2, LLC +, a	Cash 5.75% + SF (0.75% Floor)vv	07/01/22	07/21/27	Senior	13,334,684	13,199,126	13,312,960
PDI TA Holdings, Inc. +, a	Cash 5.50% + SF (0.75% Floor)vv	02/06/24	02/01/31	Senior	6,385,927	6,337,731	6,194,349
PDI TA Holdings, Inc. +, a, e	Cash 5.50% + SF (0.75% Floor)vv	02/01/24	02/03/31	Senior	3,142,982	3,075,927	3,000,077
Pediatric Associates Holding Company, LLC +, a	Cash 3.25% + SFvv	08/05/24	12/29/28	Senior	—	4,434	—
Pre-Paid Legal Services, Inc. +, a, e	Cash 3.75% + SF (0.50% Floor)[v]	01/18/22	12/15/28	Senior	10,568,310	10,593,263	9,383,180
Premier Care Dental Management, LLC +, a, e	Cash 5.00% + SFv	05/31/24	08/05/28	Senior	17,150,725	9,315,676	9,238,400
Pretium PKG Holdings, Inc. +, a	Cash 6.75% + SF (0.50% Floor)vv	10/05/21	10/01/29	Second Lien	1,800,000	1,790,465	85,950
Project Boost Purchaser, LLC +, a, e	2.75% + SFvv	07/29/24	07/16/31	Senior	1,290,251	1,288,764	1,248,027
PT Intermediate Holdings III, LLC +, a, e	Cash 3.25% + SFvv + PIK 1.75%	04/09/24	04/09/30	Senior	27,809,431	27,761,025	27,739,907

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt **** (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Cost	Fair Value**
North America (continued)
PT Intermediate Holdings III, LLC +, a, e	Cash 4.75% + SFvv	04/09/24	04/09/30	Senior	$862,811	$861,964	$860,654
Radwell Parent, LLC +, a, e	Cash 5.50% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	1,120,924	268,083	263,843
Radwell Parent, LLC +, a	Cash 6.75% + SF (0.75% Floor)vv	12/01/22	04/01/29	Senior	5,806,435	5,695,886	5,791,919
Raptor Parent, LLC +, a	Cash 6.52% + SF (0.75% Floor)vv	04/06/22	04/01/29	Senior	13,685,939	13,580,673	13,651,724
Raptor Parent, LLC +, a, e	Cash 6.52% + SF (0.75% Floor)vv	04/06/22	04/01/29	Senior	1,511,243	1,511,243	1,507,465
Riverside Assessments, LLC +, a, e	Cash 5.25% + SFvv	03/19/24	03/19/31	Senior	3,054,572	2,837,823	2,835,753
RL Datix Holdings (USA), Inc. +, a	Cash 5.00% + SFvvv	04/25/24	04/30/31	Senior	2,399,040	2,361,023	2,357,327
Rough Country, LLC +, a	Cash 3.50% + SF (0.75% Floor)[v]	08/03/21	07/26/28	Senior	1,813,351	1,811,579	1,799,470
Sandvine Corporation +, a	Cash 1.00% + SFvv; PIK 5.00%	03/03/25	03/01/30	Senior	624,269	592,889	524,386
Sedgwick Claims Management Services, Inc. +, a	Cash 3.75% + SFv	08/09/24	02/24/28	Senior	8,356,891	8,331,776	8,250,089
Senneca Holdings, Inc. +, a	PIK 11.00%	01/01/21	05/11/26	Second Lien	—	—	2
Senneca Holdings, Inc. +, a	PIK 10.00%	01/01/21	05/11/27	1.5 Lien	1,591,389	1,590,677	1,484,915
Senneca Holdings, Inc. +, a	PIK 11.00%	01/01/21	11/11/27	Second Lien	1,276,647	1,270,185	833,605
Sound Inpatient Physicians, Inc +, a	Cash 3.50% + SFv	07/01/24	06/28/28	Senior	2,036	27,056	26,126
Sound Inpatient Physicians, Inc. +, a	Cash 5.50% + SFvv; PIK 1.00%	06/04/24	06/28/28	Senior	578,333	557,587	593,155
Tank Holding Corp. +, a, e	Cash 5.75% + SF (0.75% Floor)vv	04/11/22	03/31/28	Senior	21,533,570	20,566,002	18,619,910
Telenet Financing USD LLC +, a	Cash 2.00% + SFv	04/27/20	04/30/28	Senior	5,400,000	5,331,062	5,377,644
Tivity Health Inc +, a	Cash 6.00% + SF (0.75% Floor)vv	06/28/22	06/28/29	Senior	20,233,711	20,110,477	20,155,319
Tory Burch LLC +, a	Cash 3.50% + SF (0.50% Floor)[v]	04/30/21	04/16/28	Senior	952,500	949,231	954,457
Trilon Group, LLC +, a, e	Cash 6.25% + SF (0.75% Floor)vv	06/02/22	05/27/29	Senior	10,148,512	5,251,744	5,285,957
Trilon Group, LLC +, a	Cash 6.25% + SF (0.75% Floor)vv	06/02/22	05/27/29	Senior	—	5,017,458	5,054,776
Verde Purchaser, LLC +, a	Cash 4.00% + SFvv	05/10/24	11/30/30	Senior	7,096,975	7,093,528	6,928,989
White Cap Supply Holdings, LLC +, a	Cash 3.25% + SFv	06/06/24	10/19/29	Senior	4,542,500	4,537,197	4,437,773
YI Group Midco, LLC +, a, e	Cash 5.75% + SF (1.00% Floor)[v]	12/01/23	12/01/29	Senior	6,967,422	5,913,455	5,850,501
Total North America (2.78%)							424,863,390

Rest of World (0.04%)
AI Sirona (Luxembourg) Acquisition S.à.r.l. +, a	Cash 5.00% + E#	05/17/24	09/30/28	Senior	5,000,000	5,445,691	5,767,128
Total Rest of World (0.04%)							5,767,128

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Direct Investments * (continued) Direct Debt **** (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Cost	Fair Value**
Western Europe (1.30%)
AD Education +, a	PIK 8.50%	06/21/22	03/30/29	Mezzanine	$16,736,735	$16,635,292	$15,688,295
Asgard Investments B.V. +, a	Cash 5.50% + E##	03/15/22	03/15/29	Senior	13,721,320	13,571,421	14,311,340
Athena BidCo GmbH +, a	Cash 3.37% + E###	05/22/24	03/31/27	Senior	4,278	4,631	—
Biscuit Holding S.A.S +, a, e	Cash 4.00% + E###	06/03/24	02/12/27	Senior	4,000,000	4,209,713	3,946,738
BME Group Holding B.V. +, a	Cash 4.75% + E##	03/22/24	10/30/26	Senior	1,965,517	2,071,515	1,603,923
CAB +, a	3.50% + E##	06/12/24	02/09/28	Senior	6,800,000	7,287,784	7,643,798
Constellation BidCo GmbH +, a	Cash 5.25% + E##	10/26/22	06/27/29	Senior	26,760,488	26,418,769	30,280,599
Constellation HoldCo GmbH +, a, e	Cash 5.25% + E##	08/08/24	08/08/31	Senior	1,110,043	1,102,907	1,135,522
DataCo AcquiCo GmbH +, a, e	Cash 6.25% + E##	06/11/25	01/31/31	Senior	276,616	208,815	263,852
DataCo AcquiCo GmbH +, a	Cash 6.00% + E###	01/26/24	01/31/31	Senior	9,473,132	9,303,048	9,693,522
Financiere Astek +, a, e	Cash 6.75% + E##	04/25/24	04/25/31	Senior	2,722,290	2,683,701	2,849,815
Financiere Astek +, a	Cash 6.75% + E##	04/25/24	04/25/31	Senior	6,333,943	6,159,759	6,805,574
Gulfstream Bidco AS +, a	Cash 5.0% + SFvv	01/19/24	01/17/31	Senior	2,757,002	2,728,016	2,709,221
Gulfstream Bidco AS +, a	Cash 5.00% + SFvv	04/14/25	01/23/31	Senior	6,157,301	6,037,687	6,050,592
Hunter Holdco 3 Limited +, a, e	Cash 4.25% + SF (0.50% Floor)vv	08/26/21	08/19/28	Senior	10,285,188	10,240,163	9,299,507
Ineos Quattro Holdings UK Limited +, a	Cash 3.75% + SFv	03/17/23	03/01/30	Senior	1,945,000	1,932,742	1,585,175
Nobel Bidco B.V. +, a	Cash 3.50% + E###	06/12/24	09/01/28	Senior	4,880,952	5,270,120	5,565,769
Nouryon Finance B.V. +, a	Cash 3.00% + E##	06/20/24	04/03/28	Senior	2,100,000	2,100,000	2,404,796
PEARLS (Netherlands) Bidco B.V. +, a	Cash 4.00% + SFvv	03/30/22	03/01/29	Senior	2,421,030	2,412,831	2,085,112
PEARLS (Netherlands) Bidco B.V. +, a	3.50% + E##	06/06/24	02/26/29	Senior	7,000,000	7,634,648	7,139,860
Planet US Buyer LLC +, a	Cash 3.50% + SFvv	02/20/24	02/07/31	Senior	2,849,250	2,843,935	2,857,399
Rainbow Jvco Ltd. +, a	Cash 7.25% + E##; PIK 7.25%	02/24/22	02/24/30	Mezzanine	3,823	4,179	—
Rainbow UK Holdco Limited +, a	Cash 3.75% + E###	05/31/24	02/26/29	Senior	11,000,000	11,944,820	12,754,214
RC Acquisition II B.V. +, a	Cash 6.25% + E##	12/19/23	12/18/30	Senior	9,234,378	9,048,767	9,493,204
Sevetys Invest +, a, e	Cash 6.25% + E##	12/16/22	08/03/29	Senior	17,829,649	17,503,758	18,957,574
Skywalker BidCo GmbH +, a	Cash 6.00% + E###	12/20/23	12/20/30	Senior	6,537,633	6,410,573	6,609,913
Skywalker BidCo GmbH +, a	Cash 6.00% + E##	12/20/23	12/20/30	Senior	1,886,318	1,884,950	1,957,932
Veeam Software +, a	Cash 3.25% + SFvv	05/06/25	02/28/27	Senior	3,772,441	5,974,093	5,876,431
Virgin Media Bristol LLC +, a	Cash 3.25% + SFv	06/25/24	01/31/29	Senior	10,000,000	9,970,312	9,711,100

Total Western Europe (1.30%)							199,280,777

Total Direct Debt (4.34%)						$680,873,845	$663,626,777

Total Direct Investments (59.50%)						$6,546,337,467	$9,102,958,978

Secondary Investments *, c (16.66%)	Acquisition Date	Cost	Fair Value
Asia - Pacific (1.28%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, e	09/30/24	2,177,287	4,373,048
Archer Capital Fund 5 +, a, e	09/30/24	1	56,511
Bain Capital Asia Fund II, L.P. +, a, e	03/31/25	193,818	593,545
Baring Asia Private Equity Fund IV, L.P. +, a, e	11/24/09	5,345	1

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
Asia - Pacific (continued)
Carlyle Asia Partners IV, L.P. +, a, e	12/31/24	$489,735	$725,644
Carlyle Asia Partners V, L.P. +, a, e	12/31/24	2,057,928	1,604,622
Crescent Capital Partners IV, LP +, a, e	09/30/24	200,112	122,845
CVC Capital Partners Asia Pacific III, L.P. +, a, e	01/11/13	1,242,005	258,192
CVC Capital Partners Asia Pacific IV, L.P. +, a, e	12/31/24	535,251	886,467
Hony Capital Fund VIII (Cayman), L.P. +, a, e	12/31/24	673,531	1,118,665
KKR Asian Fund III L.P. +, a, e	12/31/24	252,940	331,560
KV Asia Capital Fund I L.P. +, a, e	09/30/24	1	65,870
MBK Partners Colonel Fund, L.P. +, a, e	09/20/21	47,732,595	85,753,135
Navis Asia Fund VII, L.P. +, a, e	03/31/25	8,484,662	13,901,389
North Haven Private Equity Asia III, L.P. +, a, e	03/31/25	1	387,603
Primavera Capital Fund III L.P. +, a, e	12/31/24	1,143,754	1,365,171
The Baring Asia Private Equity Fund VII, L.P. +, a, e	03/31/24	2,860,162	3,867,988
Tiara CG Private Equity Fund 2017, L.P. +, a, e	03/31/25	7,037,359	9,804,839
Tiara CG Private Equity Fund 2019, L.P. +, a, e	03/31/25	10,418,351	15,235,000
Tiara CG Private Equity Fund 2019S, L.P. +, a, e	03/31/25	2,500,812	3,801,802
TPG Asia VII (B), L.P. +, a, e	12/07/18	6,717,379	17,476,195
TRG Growth Partnership (Offshore) II, L.P. +, a, e	08/02/10	1	1
TRG Growth Partnership (Offshore), L.P. +, a, e	08/02/10	46,978	1
TRG Growth Partnership II, L.P. +, a, e	07/08/10	1	1
Warburg Pincus China L.P. +, a	12/31/24	1,423,261	1,643,708
Yunfeng Capital Fund III, L.P. +, a, e	05/18/21	30,625,342	27,125,601
Yunfeng Capital Fund IV, L.P. +, a, e	05/31/21	5,640,421	5,467,987
Total Asia - Pacific (1.28%)			195,967,391

North America (11.60%)
Abry Partners VII, L.P. +, a, e	01/01/26	13,532	39,045
ACP Investment Fund, L.P. +, a	09/30/24	83,355	88,832
APH Extended Value Fund H LP (US) +, a, e	12/13/24	33,162,611	40,535,787
Apollo Investment Fund IX, L.P. +, a, e	01/01/25	696,550	835,546
Apollo Investment Fund VI, L.P. +, a, e	01/01/25	219,534	316,004
Apollo Investment Fund VII, L.P. +, a, e	07/01/10	60,993	1
Apollo Overseas Partners (Delaware) VII, L.P. +, a, e	10/01/09	1	1
Ardian Co-Investment Fund IV +, a, e	12/31/24	1,610,139	3,506,463
Ares Corporate Opportunities Fund V, L.P. +, a, e	01/01/25	1,161,062	1,257,020
Ares PE Extended Value Fund, L.P. +, a, e	11/14/19	24,131,817	35,737,845
Arroyo Investors Fund IV, L.P. +, a, e	02/25/25	5,891,908	6,753,010
ASP SEC Exchange Fund II LP +, a, e	09/30/24	12,787,018	25,775,726
August Capital V Special Opportunities, L.P. +, a, e	10/01/24	71,291	50,848
Avenue Golden Continuation Fund PV, L.P. +, a, e	07/29/22	2	2
Bain Capital Fund VII, L.P. +, a	12/31/24	29,611	476,589
Bain Capital Fund X, L.P. +, a, e	06/30/11	241,733	2,325,944
Bain Capital Fund XI, L.P. +, a, e	12/31/24	330,898	69,590
Bain Capital Fund XII, L.P. +, a, e	12/31/24	119,956	1,086,191
Bain Capital Venture Fund 2009, L.P. +, a, e	09/30/24	1	61,778
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	1,319,578	1,930,713
BC X Private Investors, L.P. +, a, e	12/31/24	148,594	325,162
BC XI Private Investor, L.P. +, a, e	12/31/24	827,351	671,150
Berkshire Fund VIII, L.P. +, a, e	09/03/21	1	5,613,823
Berkshire Fund VIII, L.P. +, a, e	09/30/24	1	297,203
Berkshire Fund X-A, L.P. +, a, e	09/03/21	21,298,721	28,067,859
Birch Hill Equity Partners (US) IV, LP +, a, e	01/13/25	33,027	88,934
Blackstone Capital Partners IV, L.P. +, a, e	03/31/25	1	1
Blackstone Capital Partners V, L.P. +, a, e	03/31/25	1	13,983
Blackstone Capital Partners V-S, L.P. +, a, e	03/31/25	—	1

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
Blackstone Capital Partners VIII +, a, e	03/31/25	$1,912,018	$1,960,480
BSI II Graduate Co-Invest I L.P. +, a, e	05/29/25	36,443,873	54,615,955
Carlyle Partners V, L.P. +, a, e	12/31/24	416,540	211,891
Carlyle Partners VII, L.P. +, a, e	03/31/24	25,105,380	38,271,001
Carlyle Partners VIII, L.P. +, a, e	03/10/23	5,387,862	6,605,368
Carlyle Syniverse Co-Investment, L.P. +, a	12/31/24	105,536	57,611
CCMP Capital Investors III, L.P. +, a, e	12/31/24	7,517	13,434
Centerbridge Seaport Acquisition Fund, L.P. +, a, e	05/12/22	163,612	276,757
Clayton, Dubilier & Rice Fund VIII, L.P. +, a, e	03/29/12	2	2
Clayton, Dubilier & Rice Fund X, L.P. +, a, e	12/31/24	755,519	935,431
Cortec Group Fund V, L.P. +, a, e	09/30/24	1	1
Court Square Capital Partners V +, a, e	12/20/24	1,194,835	1,008,935
DST Opportunities Access Offshore L.P. +, a, e	09/30/20	1	13,628,338
ECP Terra-Gen Growth Fund, L.P. +, a, e	03/23/21	1	56,061
EETF Sidecar, L.P. +, a, e	04/30/21	2	3,822,741
EnCap Energy Co-Investment Fund I-C, L.P. +, a, e	04/30/21	1	474,366
EnCap Energy Transition Fund I, L.P. +, a, e	04/30/21	1	1,119,829
Energy Capital Partners Credit Solutions II, L.P. +, a, e	02/03/21	1,251,716	1,906,058
Energy Capital Partners III, L.P. +, a, e	02/01/21	1	8,065,537
Fengate Everest Continuation Fund L.P. +, a, d, e	06/17/24	20,936,491	27,771,609
FFL Capital Partners IV +, a, e	12/31/24	371,585	762,196
FFL Parallel Fund CF, L.P. +, a, e	12/31/24	2,992,201	4,688,196
Frazier Healthcare VI, L.P. +, a	06/30/12	1	1
FullBloom +, a	07/17/19	234,811	1
GA Continuity Fund I L.P. (Bermuda) +, a, e	06/30/21	55,300,458	84,994,039
General Atlantic Investment Partners 2021, L.P. +, a, e	07/02/21	9,009,848	11,330,956
General Atlantic Investment Partners 2023, L.P. +, a, e	12/01/22	4,335,281	5,341,851
Genstar Capital Partners IX, L.P. +, a, e	03/31/24	1,588,107	2,356,840
Genstar Capital Partners V, L.P. +, a, e	09/30/15	1	1
Genstar IX Opportunities Fund I +, a, e	03/31/24	643,166	1,022,760
Gores Capital Partners III, L.P. +, a, e	01/01/25	41,404	137,643
Green Equity Investors Side CF, L.P. +, a, e	04/16/21	19,200,256	47,578,157
Gridiron Energy Feeder I, L.P. +, a, e	05/15/17	1	9,296,027
Gridiron Energy, LLC +, a	10/01/24	1	2,851,284
Gryphon Partners 3.5, L.P. +, a, e	05/21/13	909	1
Gryphon Partners IV L.P. +, a, e	02/08/16	116,996	16,269,595
H.I.G. Bayside Debt & LBO Fund II, L.P. +, a, e	12/30/10	1	86,789
Icon Partners IV, L.P. +, a, e	05/26/21	33,752,699	40,494,159
Icon Partners V, L.P. +, a, e	12/27/21	79,841,689	101,903,009
Index Ventures Life VI (Jersey), L.P. +, a, e	09/30/24	272,611	1,433,917
Insight Venture Partners Continuation Fund, L.P. +, a, e	09/09/19	10,453,091	49,068,952
Insight Venture Partners X, L.P. (Project Solace) +, a, e	04/01/25	9,464,426	13,615,562
J.C. Flowers III-B L.P. +, a, e	12/31/24	24,084	44,764
J.C. Flowers IV L.P. +, a, e	12/31/24	127,359	555,257
JVP International 2019E, L.P. +, a	12/31/24	1	6,698
JVP Media V, L.P. +, a	12/31/24	704,405	558,550
JVP VII Opportunity A, L.P. +, a	12/01/25	3,922,410	5,112,010
JVP VII Opportunity, L.P. +, a, e	12/31/24	689,166	1,255,352
KKR Americas Fund XII (EEA) L.P. +, a, e	12/31/24	1,068,053	2,123,135
KKR Associates Indigo Equity Partners, L.P. +, a	06/09/22	123,408,734	158,094,980
KSL Capital Partners CV I, L.P. +, a, e	05/23/22	36,083,789	70,286,061
Lee Equity Partners II, L.P. +, a, e	06/30/17	161,805	2,556,212
Lee Equity Partners Realization Fund, L.P. +, a	06/30/17	1	2,476,286
LEP Captive Co-Invest II, L.P. +, a	07/01/22	13,511,710	21,367,580
LS Power Equity Partners III Feeder 1, L.P. +, a, e	01/01/25	1	2,111,976

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
Madison Dearborn Capital Partners V, L.P. +, a, e	01/03/12	$4	$4
Madison Dearborn Capital Partners VIII, L.P. +, a, e	03/15/21	6,465,978	10,417,053
Mainsail Partners III, L.P. +, a, e	09/30/24	303,723	204,962
Marlin Equity III, L.P. +, a, e	09/30/24	24,892	28,172
MidOcean Partners III, L.P. +, a, e	06/30/11	1	1
MidOcean Partners V, L.P. +, a, e	12/31/24	1,233,084	1,256,391
Monomoy Capital Partners II, L.P. +, a, e	09/30/15	1	20,137
New Enterprise Associates 14, L.P. +, a, e	10/01/24	3,750,356	8,508,250
New Enterprise Associates 17, L.P. +, a, e	09/30/20	5,685,708	8,003,475
New Mountain Capital V, L.P. +, a, e	12/31/24	233,999	302,862
NewView Capital Fund I, L.P. +, a, e	01/01/25	8,697,292	8,781,438
NGP Natural Resources X, L.P. +, a, e	09/30/24	65,075	201,982
Northgate Growth Fund, L.P. +, a	12/20/19	6,766,473	10,837,766
Northlane Capital Partners II LP +, a, e	12/31/24	327,083	1,687,028
NVP VIII PG, L.P. +, a, e	05/31/19	38,024,953	91,488,874
Oaktree Opportunities Fund Xb, L.P. +, a, e	01/01/25	2,557,415	1,647,636
Onex Partners V LP +, a, e	12/31/24	995,276	1,682,185
Overbay Capital Partners 2024 Fund Aggregator (AIV IV) LP +, a, e	12/31/24	17,312,815	20,538,920
Overbay Capital Partners 2024 Fund Offshore LP +, a, e	12/31/24	13,894,222	17,060,896
Palladium Equity Partners III, L.P. +, a, e	08/02/10	1	1
Performance Direct Investments V, L.P. +, a, e	05/01/25	2,637,016	3,076,222
Performance Venture Capital Reinvestment Fund, L.P. +, a, e	03/12/25	48,999,310	96,584,647
Performance Venture Capital VI, L.P. +, a, e	04/18/25	2,328,980	2,803,174
PlayCore CV, L.P. +, a, e	11/21/24	17,938,705	28,135,262
Providence Equity Partners IV, L.P. +, a, e	06/30/11	1	2
Providence Equity Partners VI -A, L.P. +, a, e	01/01/25	8,420	7,364
Providence Equity Partners VI-A, L.P. +, a, e	06/30/13	2	2,077
Providence Equity Partners VII-A, L.P. +, a, e	06/30/13	1	1
PT2, L.P. +, a, e	12/21/21	9,391,702	12,621,480
Redpoint Omega II, L.P. +, a	09/30/24	729,467	1,718,691
Redpoint Ventures IV, L.P. +, a	09/30/24	532,193	673,487
Revelstoke EPIC Fund I, L.P. +, a, e	11/20/19	46,881,929	81,835,080
Riverstone Global Energy and Power Fund VI, L.P. +, a, e	01/01/25	397,409	195,950
RoundTable Healthcare Partners III, L.P. +, a, e	09/30/24	126,592	686,167
Samson Partners, L.P. +, a, e	12/21/20	23,066,945	24,623,525
SCP Dragon, L.P. +, a	06/16/25	3,931,512	6,382,228
SCP Shield, L.P. +, a	06/16/25	1,926,909	3,069,057
Sigma Partners 6, L.P. +, a	09/30/24	372,764	698,212
Sigma Partners 7, L.P. +, a	09/30/24	204,471	176,815
Sigma Partners 8, L.P. +, a	09/30/24	343,249	687,271
Silver Lake Partners III, L.P. +, a, e	03/31/13	2	14,942
Silver Lake Partners V, L.P. +, a, e	09/30/20	6,010,772	9,440,488
Silver Lake Partners VI, L.P. +, a, e	03/31/24	40,244,072	47,752,498
SL SPV-1, L.P. +, a	12/01/17	116,073	11,722
SL SPV-2, L.P. +, a	06/30/10	38,071	2,378,949
Springcoast Partners I-A, L.P. +, a, e	06/17/25	2,810,602	4,375,790
Sterling Partners - Small Market Growth 2009, L.P. +, a, e	12/01/24	285,021	555,041
STG IV, L.P. +, a, e	09/30/24	137,073	237,850
Summit Partners Growth Equity Fund IX-B, L.P. +, a, e	12/31/24	866,920	917,712
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, e	12/31/24	126,276	143,653
Summit Partners Venture Capital Fund III-B, L.P. +, a, e	12/31/24	1	150,084
Sun Capital Partners V, L.P. +, a, e	09/30/13	14,639,947	—
SV Life Sciences Fund IV CF, L.P. +, a, e	12/31/24	3,388,619	3,886,692
SV Life Sciences Fund IV, L.P. +, a, e	12/31/24	22,386	77,086
TA Atlantic & Pacific VI, L.P. +, a, e	09/30/15	1	49,501

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
TA Atlantic and Pacific VII-A L.P. +, a, e	09/30/24	$515,117	$2,431,373
TA Subordinated Debt Fund III, L.P. +, a, e	09/30/24	1	14,610
TA XI, L.P. +, a, e	09/30/15	63,956	571,517
TCV VII (A), L.P. +, a, e	09/30/13	1	1
Thomas H. Lee Parallel (Cayman) Fund VII, L.P. +, a, e	01/01/25	2,790,107	2,888,389
Thomas H. Lee Parallel Fund VII, L.P. +, a, e	01/01/25	984,637	1,179,579
Thomas H. Lee Parallel Fund VIII, L.P. +, a, e	01/01/25	926,459	1,140,017
TorQuest Partners Fund (U.S.) II, L.P. +, a, e	09/30/15	867,416	244,357
TPG Healthcare Partners, L.P. +, a, e	04/01/24	2,745,093	3,271,860
TPG Partners VI, L.P. +, a, e	12/31/12	3	120,531
TPG Partners VII, L.P. +, a, e	01/01/25	2,500,179	6,003,120
TPG Partners VIII, L.P. +, a, e	04/01/24	12,639,769	15,689,796
Trident VIII, L.P. +, a, e	09/30/22	18,683,585	27,110,367
Trinity Ventures 2024, L.P. +, a, e	12/20/24	38,978,509	47,812,365
Trivest Fund V, L.P. +, a, e	10/01/24	356,877	1,045,380
TSCP CV II, L.P. +, a	09/09/24	4,016,292	6,196,448
TSCP CV II, L.P. +, a, e	09/09/24	96,455	60,936
Vector Capital V, L.P. +, a, e	02/26/25	16,526,250	14,817,039
Vector Capital VI, L.P. +, a, e	02/26/25	2,907,250	2,768,603
Vista Equity Partners Fund VII, L.P. +, a, e	04/01/25	8,139,413	9,110,410
Vista Equity Partners Fund VIII, L.P. +, a, e	04/01/25	7,069,564	8,451,706
Vistria Agua CV, L.P. (US) +, a, e	09/30/25	18,105,665	24,277,741
Vistria Fund III, L.P. +, a, e	07/29/19	10,076,545	11,060,520
Vistria Fund IV, L.P. +, a, e	10/01/22	30,749,577	47,935,238
Vistria Fund V, L.P. +, a, e	03/31/23	4,150,108	4,118,015
Warburg Pincus Global Growth, L.P. +, a, e	12/31/24	2,563,386	4,259,574
Warburg Pincus Private Equity X, L.P. +, a	09/28/12	1	48,610
Warburg Pincus Private Equity XI, L.P. +, a	01/01/25	92,686	196,136
Warburg Pincus Private Equity XII, L.P. +, a	01/01/26	667,063	978,051
Warburg Pincus Private Equity XII, L.P. +, a, e	03/31/25	5,673,898	8,311,665
Welsh, Carson, Anderson & Stowe XI, L.P. +, a	09/30/24	23,369	1
Welsh, Carson, Anderson & Stowe XII, L.P. +, a, e	12/31/18	1	24,296,921
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a, e	12/20/18	1,851,775	4,873,753
Total North America (11.60%)			1,774,428,635

Rest of World (0.23%)
Advent Latin American Private Equity Fund V, L.P. +, a, e	10/01/24	506,399	1,065,947
Advent Latin American Private Equity Fund VI-B L.P. +, a, e	03/31/25	5,147,479	7,952,948
Advent Latin American Private Equity Fund VII-A SCSp +, a, e	03/31/25	16,417,788	18,603,439
Carlyle Global Financial Services Partners III, L.P. +, a, e	12/31/24	3,233,428	2,697,697
Pitango Venture Capital Fund VI L.P. +, a, e	09/30/24	3,730,634	5,036,565
Victoria South American Partners II, L.P. +, a, e	09/30/24	420,588	111,313
Total Rest of World (0.23%)			35,467,909

Western Europe (3.55%)
3i Eurofund Vb, L.P. +, a	10/01/14	3	3
3i Growth Capital B, L.P. +, a, e	10/01/14	1	1
Abingworth Bioventures III, L.P. +, a, e	09/30/15	1	387
Abingworth Bioventures V Co-Investment Growth Equity Fund, L.P. +, a, e	06/30/12	1	1
Abingworth Bioventures VI LP +, a, e	10/01/24	163,953	233,584
Advent International GPE IX-A +, a, e	12/31/24	1,858,690	2,292,441
Advent International GPE VI, L.P. +, a, e	10/01/24	110,957	114,274
Advent International GPE VI, L.P. +, a	04/30/11	2,178	281,213
Advent International GPE VII-E, L.P. +, a, e	10/01/24	136,308	296,637
Alchemy Special Opportunities Fund II L.P. +, a, e	09/30/24	146,130	305,204

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
Western Europe (continued)
Aparca8 Capital Estacionamientos, S.C.R., S.A. +, a, d, e	12/15/23	$6,460,273	$11,477,836
Apax Europe VI - A, L.P. +, a, e	07/01/11	2	28,644
APAX Europe VII - B, L.P. +, a, e	01/01/25	28,576	34,982
Apax Europe VII - B, L.P. +, a, e	04/30/11	332,524	1,499
Apax IX USD (Feeder) L.P. +, a, e	01/01/25	620,891	900,307
Apax VIII - A L.P. +, a, e	01/01/25	408,001	256,370
Apax X USD L.P. +, a, e	01/01/25	1,696,148	2,103,885
Astorg IQ-EQ Fund SCSp +, a, e	01/13/22	12,749,518	34,564,512
Astorg V FCPR +, a, e	09/30/24	14,942	1
Astorg V FCPR +, a	09/30/15	1	1
August Capital V, L.P. +, a, e	10/01/24	857,687	696,429
Bain Capital Europe Fund III, L.P. +, a, e	03/31/25	1	1
Bain Capital Europe Fund V, SCSp +, a, e	12/31/24	1,140,234	1,920,274
BC European Capital IX, L.P. +, a, e	09/30/14	133,696	858,335
BC European Capital X LP +, a, e	12/31/24	887,923	1,426,313
Carlyle Europe Partners II, L.P. +, a, e	12/28/12	60,330	2
Carlyle Europe Partners III, L.P. +, a, e	09/30/14	1,874,274	100,255
Carlyle Europe Partners IV, L.P. +, a, e	12/31/24	8,716,159	6,784,644
Carlyle Europe Partners V, L.P. +, a, e	12/31/24	2,366,423	1,529,939
CCP IX L.P. No.2 +, a	09/30/14	1,997,564	2
CD&R Value Building Partners I, L.P. +, a	12/17/21	36,688,283	76,148,511
Charterhouse Capital Partners IX +, a, e	09/30/24	16,749	20,323
Charterhouse Capital Partners X L.P. +, a, e	12/31/24	2,405,777	4,418,374
CVC Capital Partners Locron (A) SCSp +, a, e	10/07/25	572,467	601,659
CVC Capital Partners Pachelbel (A) SCSp +, a, e	07/08/24	1,611,955	2,491,972
CVC Capital Partners VII L.P. +, a, e	03/31/24	7,449,609	12,536,526
CVC Capital Partners VIII, L.P. +, a, e	03/31/24	11,882,153	14,280,825
CVC European Equity Partners III L.P. +, a, e	12/31/24	1	149,004
CVC European Equity Partners V, L.P. +, a, e	12/28/12	1	1
Daiwa ICP European Infrastructure 1, L.P. +, a, e	12/22/22	35,823,770	78,610,306
DBAG Fund VI (Guernsey) L.P. +, a, e	09/30/24	326,548	434,745
Elvaston Capital Fund V +, a, e	03/31/25	14,972,115	21,427,471
EPIC I-b Fund SLP +, a, e	11/30/20	9,064,462	25,395,924
EQT IX, L.P. (EUR) +, a, e	03/31/25	25,341,115	33,720,644
ESP Golden Bear Europe Fund +, a, e	12/31/16	1	311,690
Eurazeo Capital IV B SCSp +, a, e	12/31/24	6,440,337	7,820,771
F2i III +, a, e	07/01/24	2,521,188	5,251,752
Fourth Cinven Fund, L.P. +, a, e	04/16/10	83,945	625
G Square Capital I +, a	12/01/24	1,875	1,990
Galileo III FCPR +, a, e	09/30/15	1	30,424
Graphite Capital Partners VII, L.P. +, a, e	09/30/15	1	231,050
HitecVision SpringPoint L.P. +, a, e	09/30/24	—	841
HitecVision V, L.P. +, a, e	09/30/24	98,344	1
HitecVision VI, L.P. +, a, e	09/30/24	644,429	677,869
Index Ventures Growth II (Jersey), L.P. +, a	09/30/24	1,494,223	1,256,729
Index Ventures VI (Jersey), L.P. +, a, e	09/30/24	9,671,319	7,860,538
Industrial Opportunity Partners II, L.P. +, a, e	09/30/24	61,236	165,219
Investindustrial V L.P. +, a, e	09/30/24	1,157,013	861,074
Italian Private Equity Fund IV, L.P. +, a, e	01/29/16	1	1
KKR European Fund III, L.P. +, a, e	10/01/14	409	2
KKR European Fund III, L.P. (USD) +, a, e	12/31/24	1	1
KKR European Fund IV (EEA) L.P. +, a, e	12/31/24	15,751,795	14,171,945
KKR European Fund V (EUR) SCSp +, a, e	12/31/24	3,792,097	4,582,950
L Capital 3 FPCI +, a, e	12/02/24	223,720	155,300
Living Bridge 5 L.P. +, a, e	10/01/24	313,338	800,669

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Secondary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
Western Europe (continued)
Montagu III, L.P. +, a, e	12/09/09	$72,602	$1
Montagu V L.P. +, a, e	12/31/24	2,420,541	3,270,099
Montagu+ SCSp +, a, e	12/06/21	1	14,208,269
Oaktree European Principal Fund IV Feeder (Cayman), L.P. +, a, e	01/01/25	893,496	1,110,712
PAI Europe VI, L.P. +, a, e	12/31/24	1,882,997	2,231,948
PAI Europe VII-1 +, a, e	12/31/24	268,822	390,940
Permira Europe III, L.P. +, a, e	01/01/25	30,535	53,754
Permira Europe III, L.P. +, a	09/30/13	352,692	2,272
Permira VI L.P. 1 +, a, e	01/01/25	1,771,583	1,682,882
Permira VII L.P. +, a, e	09/29/22	30,577,271	42,971,315
Permira VIII SCSp +, a, e	03/30/25	16,197,722	18,908,430
Prime Ventures IV C.V. +, a, e	09/30/24	815,255	1,918,666
PSC III G, LP +, a, e	12/31/24	3,830,323	3,928,315
Rivean Special Opportunity Fund I Coöperatief U.A. +, a, e	11/29/22	23,508,557	12,156,372
Riverside Europe Fund IV, L.P. +, a, e	09/30/14	103,961	1
Sixth Cinven Fund (No.2) Limited Partnership +, a, e	03/31/24	629,437	2,099,600
STG Alternative Investments S.C.A. SICAV-RAIF +, a, e	09/17/21	16,954,516	34,459,046
Summit Partners Europe Private Equity Fund, L.P. +, a, e	03/31/25	1	1
TDR Capital III ‘B’ L.P. +, a, e	10/01/24	1,677,975	1,932,259
The Seventh Cinven Fund, L.P. +, a, e	03/31/24	7,864,468	11,271,878
Trilantic Capital Partners V (Europe) S.C.A., SICAR +, a, e	11/20/20	2,171,494	3,395,593
Trilantic Europe VI SCSp +, a, e	12/10/20	4,446,037	4,128,714
Turkish Private Equity Fund III L.P. +, a, e	09/30/24	1,029,596	2,344,777
WPEF V Feeder LP +, a, e	01/01/25	43,014	138,875
Total Western Europe (3.55%)			543,230,421

Total Secondary Investments (16.66%)		1,645,475,940	$2,549,094,356

Primary Investments *, c (15.27%)
Asia - Pacific (0.94%)
Bain Capital Asia V, L.P. +, a, e	09/01/23	478,420	449,704
Baring Asia Private Equity Fund IX, L.P. +, a, e	03/26/25	—	—
Baring Asia Private Equity Fund V, L.P. +, a, e	12/01/10	1	216,703
BGH Capital Fund I +, a, e	03/01/18	10,678,936	17,916,857
BGH Capital VCLP II +, a, e	02/01/22	1,279,325	863,034
CPEChina Fund III, L.P. +, a, e	03/28/18	15,767,552	28,270,779
CVC Capital Partners Asia VI L.P. +, a, e	12/23/22	1,714,666	1,816,931
Hony Capital Fund VIII, L.P. +, a, e	10/30/15	6,849,326	9,402,125
Hony Capital Partners V, L.P. +, a, e	12/15/11	4,634,657	2,263,372
J-STAR No.4-C, L.P. +, a, e	08/02/19	1,307,837	13,224,979
J-STAR No.5-B, L.P. +, a, e	02/28/22	4,247,100	4,156,001
Kedaara Capital Growth Fund IV +, a, e	04/03/24	664,892	536,678
Kedaara Capital III Limited +, a, e	06/17/21	6,777,498	7,968,995
KKR Asian Fund IV SCSp +, a, e	05/29/20	4,068,215	6,375,406
Primavera Capital Fund III L.P. +, a, e	05/09/18	7,807,704	11,473,952
Primavera Capital Fund IV, L.P. +, a, e	05/20/21	7,522,851	7,475,502
Southern Capital Fund IV L.P. +, a, e	01/26/18	5,564,212	6,541,338
The Baring Asia Private Equity Fund VII, L.P. +, a, e	07/10/18	—	6,503,657
Tiara CG Private Equity Fund 2024, L.P. +, a, e	11/29/24	334,291	288,697
TPG ASIA VIII (B), L.P. +, a, e	07/01/22	8,548,940	10,437,956
Trustbridge Partners VI, L.P. +, a, e	04/12/18	7,308,305	7,469,087
Total Asia - Pacific (0.94%)			143,651,753

North America (8.92%)
Advent Global Technology, L.P. +, a, e	06/25/19	1,820,506	2,734,637

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
AEA Investors Fund VII L.P. +, a, e	02/08/19	$3,374,538	$3,679,488
American Industrial Partners Capital Fund VII, L.P. +, a, e	03/29/19	10,867,422	31,062,613
American Industrial Partners Capital Fund VIII, L.P. +, a, e	07/10/23	619,118	762,805
Apollo Investment Fund IX, L.P +, a, e	06/01/17	11,684,139	29,305,305
Apollo Investment Fund VIII, L.P. +, a, e	06/28/13	1	2,192,530
Ares Corporate Opportunities Fund IV, L.P. +, a, e	04/19/12	1	1,199,699
Ares Corporate Opportunities Fund V, L.P. +, a, e	12/28/15	3,962,651	6,338,982
Ares Corporate Opportunities Fund VI, L.P. +, a, e	06/02/20	1,896,382	3,233,026
Bain Capital Fund XII, L.P. +, a, e	06/30/17	1	15,976,075
Bain Capital Fund XIII, L.P. +, a, e	08/07/20	16,896,283	20,156,465
Bain Capital Fund XIV, L.P. +, a, e	04/01/25	—	—
Barings Transportation Fund, L.P. +, a, e	09/23/21	2,433,919	7,267,157
Berkshire Fund IX, L.P. +, a, e	03/18/16	4,379,129	14,394,551
Berkshire Fund XI-TE, L.P. +, a, e	01/19/24	6,104,219	5,903,384
Caltius Partners V-A, L.P. +, a, e	12/02/14	1,001,535	5,903,929
Carlyle Partners VII, L.P. +, a, e	11/29/17	19,564,511	40,475,432
Carlyle Partners VIII, L.P. +, a, e	09/10/21	6,374,421	7,814,862
Centerbridge Seaport Acquisition Fund, L.P. +, a	04/27/22	988,701	1,187,275
Clayton, Dubilier & Rice Fund IX, L.P. +, a, e	07/31/13	1	3,938,781
Clayton, Dubilier & Rice Fund X, L.P. +, a, e	12/13/16	1	16,589,001
Clayton, Dubilier & Rice Fund XI, L.P. +, a, e	05/15/20	17,378,068	21,792,862
Clayton, Dubilier & Rice Fund XII, L.P. +, a, e	09/02/22	8,123,499	12,856,485
Clearlake Capital Partners V, L.P. +, a, e	12/15/17	1	23,436,140
Clearlake Capital Partners VI, L.P. +, a, e	12/10/19	13,451,304	19,680,684
Clearlake Capital Partners VII, L.P. +, a, e	09/23/21	12,184,155	13,259,541
Clearlake Capital Partners VIII, L.P. +, a, e	04/05/24	4,082,492	3,457,317
Crescent Mezzanine Partners VI, L.P. +, a, e	03/30/12	1	103,998
Cressey & Company Fund VII-A L.P. +, a, e	06/30/22	3,599,707	3,315,993
ECP V, LP +, a, e	08/19/22	4,414,046	7,786,853
Frazier Healthcare Growth Buyout Fund X, L.P. +, a, e	03/10/21	11,271,534	14,887,919
Frazier Healthcare Growth Buyout Fund XI, L.P. +, a, e	09/20/24	126,000	—
Genstar AMBA CV, L.P. +, a	04/01/23	379,640	622,573
Genstar Capital Partners IX, L.P. +, a, e	02/21/19	1	20,866,546
Genstar Capital Partners VII, L.P. +, a, e	06/26/15	1	5,234,438
Genstar Capital Partners VIII, L.P. +, a, e	03/23/17	214,313	31,969,811
Genstar Capital Partners X, L.P. +, a, e	04/01/21	9,888,093	11,507,259
Genstar Capital Partners XI, L.P. +, a, e	04/26/23	858,413	1,080,253
Genstar X Opportunities Fund, L.P. +, a, e	08/13/21	2,022,186	2,876,033
Genstar XI Opportunities Fund, L.P. +, a, e	04/26/23	990,313	1,224,878
GI Data Infrastructure Fund II LP +, a, d, e	01/27/23	2,703,771	3,089,486
GoldPoint Mezzanine Partners IV, L.P. +, a, e	12/30/15	1	4,483,403
Green Equity Investors IX, L.P. +, a, e	03/01/22	11,175,226	13,288,383
Green Equity Investors Side VIII, L.P. +, a, e	10/18/19	17,613,618	33,467,724
Gryphon Heritage Partners, L.P. +, a, e	12/17/20	2,605,805	8,278,631
Gryphon Partners V, L.P. +, a, e	02/23/18	785,902	7,456,591
Gryphon Partners VI, L.P. +, a, e	12/17/20	8,996,760	11,451,157
Harvest Partners IX, L.P. +, a, e	09/24/21	6,156,833	6,787,367
Harvest Partners VII, L.P. +, a, e	12/14/15	881,952	9,311,704
Harvest Partners VIII, L.P. +, a, e	12/19/18	9,539,503	20,134,953
Hellman & Friedman Capital Partners VII, L.P. +, a, e	06/30/14	1	1
Hellman & Friedman Capital Partners X, L.P. +, a, e	05/10/21	12,618,757	17,212,334
Hellman & Friedman Capital Partners XI, LP +, a, e	03/31/23	7,690	—
HGGC Fund IV, L.P. +, a, e	04/08/22	1,279,479	2,839,194
Icon Partners IV, L.P. +, a, e	09/01/21	5,754,300	6,905,677
Icon Partners V, L.P. +, a, e	12/27/21	7,845,849	10,016,630

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
Insight Partners XII (Co-Investors), L.P. +, a, e	06/07/21	$1,685,162	$2,186,514
Insight Partners XIII, L.P. +, a, e	06/28/24	4,825,626	5,467,387
Insight Venture Partners X, L.P. +, a, e	07/06/18	1	11,630,605
Insight Venture Partners XI, L.P. +, a, e	12/17/19	4,413,640	8,246,387
Insight Ventures Partners XII, L.P. +, a, e	06/07/21	6,884,577	7,645,151
Jade Equity Investors II, L.P. +, a, e	03/01/22	881,107	990,147
K6 Private Investors, L.P. +, a, e	06/28/24	—	—
Khosla Ventures IX, L.P. +, a, e	07/03/25	563,500	543,639
Khosla Ventures Opportunity III, L.P. +, a, e	07/03/25	480,000	456,817
Khosla Ventures Seed G, L.P. +, a, e	07/03/25	194,750	196,575
Khosla Ventures VIII, L.P. +, a, e	01/06/23	1,458,861	2,079,767
KKR Americas Fund XII L.P. +, a, e	01/31/18	1	27,546,624
KKR Associates Indigo Equity Partners, L.P. +, a	10/01/22	1,791,327	2,286,267
KKR North America Fund XI, L.P. +, a, e	02/01/12	1	1,452,419
KKR North America Fund XIII, SCSP +, a, e	04/06/21	9,505,643	12,104,293
KKR North America Fund XIV +, a, e	12/19/24	—	—
Kleiner Perkins Caufield & Byers XIX LLC +, a, e	03/05/20	8,122,500	14,195,043
Kleiner Perkins Select Fund III, LLC +, a, e	06/28/24	5,135,000	6,641,465
KLEINER PERKINS XXI, LLC +, a, e	06/28/24	4,680,000	6,610,542
Kohlberg TE Investors IX, L.P. +, a, e	12/20/19	8,987,419	21,497,078
Kohlberg TE Investors VIII, L.P. +, a, e	08/04/16	1,218,033	21,028,047
Kohlberg TE Investors X, L.P. +, a, e	10/06/23	436,564	495,764
Lee Equity Partners IV, L.P. +, a, e	06/28/24	9,967,960	9,640,253
Leeds Equity Partners VI, L.P. +, a, e	11/25/16	1,025,251	17,354,337
Lerer Hippeau Select Fund III, L.P. +, a, e	12/20/19	4,246,898	5,739,109
Lerer Hippeau VII, L.P. +, a, e	12/20/19	3,937,500	2,964,638
Lux Total Opportunities, L.P. +, a, e	05/28/21	3,638,250	4,385,437
Lux Ventures VII, L.P. +, a, e	05/28/21	1,062,500	1,963,731
Lux Ventures VIII, L.P. +, a, e	04/03/23	3,310,018	5,937,580
Madison Dearborn Capital Partners VIII, L.P. +, a, e	03/20/20	6,110,445	9,873,984
Mayfield Select III, L.P. +, a, e	05/01/23	375,000	388,307
Mayfield XVII, L.P. +, a, e	05/01/23	385,001	488,085
Nautic Partners IX-A, L.P. +, a, e	03/12/19	1	6,957,625
Nautic Partners VII-A, L.P. +, a, e	06/27/14	357,845	2,177,244
Nautic Partners X-A, L.P. +, a, e	07/19/21	9,494,846	13,167,139
Nautic Partners XI-A, L.P. +, a, e	06/21/24	5,557,854	5,674,697
NEA 18 Venture Growth Equity, L.P. +, a, e	12/22/21	3,048,495	4,307,789
New Enterprise Associates 14, L.P. +, a, e	05/04/12	1	10,508,822
New Enterprise Associates 17, L.P. +, a, e	06/06/19	7,243,782	10,840,624
New Enterprise Associates 18, L.P. +, a, e	12/22/21	1,902,434	4,434,014
New Mountain Capital V, L.P. +, a, e	06/29/17	94,627	10,842,337
New Mountain Partners VI, L.P. +, a, e	10/16/20	16,885,088	27,470,789
New Mountain Partners VII, L.P. +, a, e	04/06/23	2,865,518	3,483,909
NexPhase Capital Fund III-A, L.P. +, a, e	09/01/16	1	8,446,401
NexPhase Capital Fund V, L.P. +, a, e	08/04/23	567,062	524,872
Novacap International Technologies VII L.P. +, a, e	05/30/25	30,800	30,800
Oak Hill Capital Partners IV, L.P. +, a, e	04/28/17	1	96,283
Oak Hill Capital Partners V, L.P. +, a, e	12/21/18	18,638,756	36,227,274
Oak Hill Capital Partners VI, L.P. +, a, e	02/25/22	3,789,032	4,861,540
Pamlico Capital V, L.P. +, a, e	02/03/20	4,709,377	5,397,285
Pamlico Capital VI, L.P. +, a, e	12/17/24	—	—
PennantPark Credit Opportunities Fund II, L.P. +, a, e	08/03/12	1	738,351
Revelstoke Capital Partners Fund III, L.P +, a, e	02/23/22	5,918,146	7,958,042
Silver Lake Partners IV, L.P. +, a, e	07/30/12	1	10,700,396
Silver Lake Partners V, L.P. +, a, e	03/31/17	13,637,108	41,983,963

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
North America (continued)
Silver Lake Partners VI, L.P. +, a, e	06/04/20	$5,857,717	$7,954,165
Silver Lake Partners VII, L.P. +, a, e	05/26/22	8,582,866	10,705,812
Spark Capital Growth Fund IV, L.P. +, a, e	10/14/21	6,141,000	16,624,234
Spark Capital Growth Fund V, L.P. +, a, e	02/29/24	1,500,000	1,857,795
Spark Capital VII, L.P. +, a, e	10/14/21	2,343,716	3,917,866
Spark Capital VIII, L.P. +, a, e	02/29/24	505,000	494,511
Sumeru Equity Partners Fund, L.P. +, a, e	04/27/15	26,684	3,415,588
Summit Partners Growth Equity Fund XI, L.P. +, a, e	10/01/21	2,851,062	3,197,260
Summit Partners Growth Equity Fund XII, L.P. +, a, e	10/01/24	—	—
TA Select Opportunities Fund II-B, L.P. +, a, e	05/27/21	2,660,625	2,839,770
TA XIII-B, L.P. +, a, e	05/02/19	3,600,000	18,377,874
TA XIV-B, L.P. +, a, e	05/27/21	8,538,750	11,190,954
TCV X, L.P. +, a, e	08/31/18	1,884,770	16,660,961
TCV XI (A), L.P. +, a, e	10/02/20	8,570,455	9,567,705
Thompson Street Capital Partners IV, L.P. +, a, e	12/10/15	20,698	4,318,487
Thompson Street Capital Partners V, L.P. +, a, e	05/04/18	42,670	6,710,788
Thompson Street Capital Partners VI, L.P. +, a, e	06/11/21	13,258,882	14,130,733
TPG Partners IX, L.P. +, a, e	12/23/22	1,533,546	1,876,738
TPG Partners VII, L.P. +, a, e	03/01/16	11,465	2,522,743
TPG Partners VIII, L.P. +, a, e	01/31/19	6,773,642	11,603,215
Trident IX, L.P. +, a, e	11/19/21	14,397,873	20,023,492
Trident VII, L.P. +, a, e	09/22/16	1	33,702,238
Trident VIII, L.P. +, a, e	04/05/19	10,962,134	21,739,776
Trident X, L.P. +, a, e	05/23/24	—	—
Vista Equity Partners Fund VII, L.P. +, a, e	08/31/18	18,021,079	22,183,174
Vista Equity Partners Fund VIII, L.P. +, a, e	04/28/22	19,997,434	25,027,829
Vistria Fund II, L.P. +, a, e	12/19/17	1	3,810,402
Vistria Fund III, L.P. +, a, e	06/19/19	10,076,545	11,060,520
Vistria Fund IV, L.P. +, a, e	03/31/21	10,864,510	17,210,589
Vistria Fund V, L.P. +, a, e	10/31/23	485,896	623,753
Warburg Pincus Global Growth 14, L.P. +, a, e	01/31/22	7,584,175	10,436,803
Warburg Pincus Global Growth, L.P. +, a, e	11/20/18	3,695,915	10,740,225
Welsh, Carson, Anderson & Stowe XII, L.P. +, a	12/19/14	1	6,223,840
Welsh, Carson, Anderson & Stowe XIII, L.P. +, a, e	12/20/18	6,666,390	17,545,509
Welsh, Carson, Anderson & Stowe XIV, L.P. +, a, e	01/19/22	2,817,150	3,154,366
West Street Offshore Infrastructure Partners IV +, a, e	11/02/22	8,818,816	10,394,800
Windjammer Senior Equity Fund IV, L.P. +, a, e	02/06/13	54,084	3,591,675
Total North America (8.92%)			1,365,101,193

Rest of World (0.46%)
Advent Latin American Private Equity Fund VI-H L.P. +, a, e	10/17/14	1	5,359,204
Patria - Brazilian Private Equity Fund IV, L.P. +, a, e	06/30/11	4,737,450	2,627,722
Polish Enterprise Fund VIII, L.P. +, a, e	09/15/17	38,916,723	62,064,559
Total Rest of World (0.46%)			70,051,485

Western Europe (4.95%)
Adagia Capital Europe S.L.P. +, a, e	06/01/21	6,994,215	9,258,706
Advent International GPE IX-C, L.P. +, a, e	05/31/19	13,495,267	26,164,840
Advent International GPE VII-B, L.P. +, a, e	07/01/12	1	811,651
Advent International GPE VIII-C, L.P +, a, e	03/22/16	1	5,607,060
Advent International GPE X (USD) +, a, e	05/31/22	12,091,115	15,211,881
Apax X USD L.P. +, a, e	07/16/19	14,257,523	21,219,214
APAX XI USD L.P. +, a, e	06/30/22	10,782,791	11,996,609
Astorg Mid-Cap +, a, e	02/22/21	5,739,396	6,189,475
Astorg VI, FCPI +, a, e	06/30/16	1	3,814,189

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
Western Europe (continued)
Astorg VIII S.à.r.l. +, a, e	12/17/21	$10,320,522	$12,268,801
Axcel VI K/S +, a, e	02/21/20	11,976,473	25,271,815
Axcel VII K/S +, a, e	05/17/23	875,775	1,115,830
Bain Capital Europe Fund IV, L.P. +, a, e	09/01/14	1	2,062,641
Bain Capital Europe Fund VI, SCSp +, a, e	06/30/22	2,926,436	3,452,272
BC Partners XI, L.P. +, a, e	12/18/20	24,224,392	29,066,804
Bregal Unternehmerkapital IV-A SCSP +, a, e	05/23/24	4,376,866	3,664,805
CapVest Equity Partners III B, L.P. +, a, e	08/30/13	1	1
Capvis Equity V L.P. +, a, e	01/17/18	13,548,944	24,113,624
Carlyle Europe Partners IV, L.P. +, a, e	08/27/13	1	1
Carlyle Europe Partners V, L.P. +, a, e	04/23/18	7,714,404	6,568,183
CD&R Value Building Partners I, L.P. +, a	12/17/21	4,559,034	9,471,786
Charterhouse Capital Partners XI +, a, e	11/26/21	5,250,540	7,363,240
CVC Capital Partners IX L.P. +, a, e	05/12/23	295,362	326,308
CVC Capital Partners VI (A) L.P. +, a, e	07/05/13	1	4,019,421
CVC Capital Partners VIII, L.P. +, a, e	06/19/20	2,010,478	2,596,437
DPE Deutschland IV +, a, e	08/24/20	3,327,775	4,690,848
Egeria Private Equity Fund VI Coöperatief U.A. +, a, e	04/14/25	3,980,626	4,012,330
EPIC Fund III, SLP +, a, e	06/25/24	4,754,403	4,751,622
EQT IX, L.P. (USD) +, a, e	05/15/20	14,261,694	22,299,557
EQT Mid-Market (No.1) Feeder L.P. +, a, e	07/01/16	53,968	13,435,528
EQT X, L.P. (USD) +, a, e	04/28/22	14,085,396	15,262,329
EQT XI, L.P. (USD) +, a, e	12/19/25	—	—
Exponent Private Equity Partners V, L.P. +, a, e	06/28/24	7,102,739	7,242,820
Gilde Buy-Out Fund VI +, a, e	06/28/19	21,329,073	24,763,149
Graphite Capital Partners IX L.P. +, a, e	04/11/18	7,082,541	11,232,150
Hg Genesis 10 L.P. +, a, e	04/14/22	6,607,731	8,029,362
Hg Genesis 11 L.P. +, a, e	09/18/25	—	—
Hg Mercury 4 L.P. +, a, e	01/12/23	2,089,717	3,240,058
Hg Mercury 5 L.P. +, a, e	09/18/25	—	—
Hg Saturn 3 L.P. +, a, e	02/25/22	12,216,926	15,030,059
Hg Saturn 4 L.P. +, a, e	03/01/25	75,000	307,823
Hg Saturn I L.P. +, a, e	06/28/18	1	13,846,093
HgCapital 8 L.P. +, a, e	12/19/16	1	14,463,192
HgCapital Mercury 2 +, a, e	02/15/17	1	13,533,629
Impilo Healthcare AB +, a, e	02/28/25	—	—
Index Ventures Growth III (Jersey) L.P. +, a	03/18/15	1	29,316,017
KKR European Fund V (EUR) SCSp +, a, e	11/05/18	18,173,640	31,202,551
KKR European Fund VI (USD) +, a, e	11/01/21	17,987,529	17,831,532
Livingbridge 7 L.P. +, a, e	09/04/20	14,495,705	14,302,971
MCH Iberian Capital Fund V FCR +, a, e	12/10/21	6,688,837	17,423,472
Nordic Capital Evo GP, SCSp +, a, e	06/30/21	6,900,441	8,493,502
Nordic Capital Evolution II +, a, e	12/14/24	—	—
Nordic Capital IX, L.P. +, a, e	07/18/17	8,201,986	31,699,171
Nordic Capital X, L.P. +, a, e	09/30/20	15,873,030	25,147,690
Nordic Capital XI, L.P. +, a, e	05/01/22	24,138,890	29,905,184
Nordic Capital XII, L.P. +, a, e	08/05/25	—	—
Oakley Capital Fund V, SCSp +, a, e	04/28/22	5,646,414	6,612,744
Oakley Capital Private Equity Fund VI +, a, e	03/21/25	926,775	708,789
PAI Europe VI-1, L.P. +, a, e	03/12/15	1	3,379,951
PAI Partners VIII-1 SCSp +, a, e	05/12/22	11,123,368	13,956,766
Permira IX SCSp +, a, e	12/19/25	—	—
Permira VII L.P. +, a, e	06/21/19	19,475,940	29,485,874
Permira VIII SCSp +, a, e	02/10/22	17,438,268	21,003,179
ProA Capital Iberian Buyout Fund IV, F.C.R. +, a, e	05/30/24	4,251,765	3,780,103

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Private Equity Investments (continued) Primary Investments *, c (continued)	Acquisition Date	Cost	Fair Value
Western Europe (continued)
Rivean Capital Fund VII Cooperatief U.A. +, a, e	05/31/24	$10,815,156	$10,407,314
Sixth Cinven Fund (No.3) L.P. +, a, e	05/01/16	1	2,940,475
The Eighth Cinven Fund, L.P. +, a, e	07/05/22	6,886,367	7,092,290
The Paragon Partners Fund IV GmbH & Co. KG +, a, e	04/29/22	4,202,692	4,176,000
The Seventh Cinven Fund, L.P. +, a, e	04/16/19	23,288,627	35,501,210
Vitruvian Investment Partnership V +, a, e	10/07/22	4,037,303	4,698,406
Total Western Europe (4.95%)			756,841,334

Total Primary Investments (15.27%)		$1,256,294,326	$2,335,645,765

Total Private Equity Investments (Cost $9,448,107,733)(91.43%)			$13,987,699,099

Total Investments (Cost $11,458,590,007)(104.41%)			15,973,468,726

Cash Equivalents	Interest Rate	Units	Cost	Fair Value
BlackRock Liquidity Funds - Treasury Trust Fund	3.54%[g]	221,469,207	221,469,207	221,469,207
Total Cash Equivalents (1.45%)				221,469,207

Total Investments and Cash Equivalents (Cost $11,680,059,214)(105.86%)				$16,194,937,933

Other Liabilities in Excess of Assets ((5.86)%)				(896,770,317)

Net Assets (100.00%)[h]				$15,298,167,616

*

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are single or portfolios of assets acquired on the secondary market. Not with standing the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

**

The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

***

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). These securities may be sold in certain transactions in reliance on an exemption from registration (normally to “qualified institutional buyers” in accordance with Rule 144(a)(1) under the Securities Act). At March 31, 2026, the aggregate value of these securities is $216,579,727 or 1.42% of the Fund’s net assets.

****

Certain of the Fund’s investments consist of broadly syndicated loans (“BSLs”). BSLs are often structured with floating rate interest terms and, based on the facts and circumstances of the relevant investment, may be presented in the consolidated financial statements under either Direct Investments or Floating Rate Notes.

#	As of March 31, 2026, 1 month EURIBOR was 1.89%.

##	As of March 31, 2026, 3 month EURIBOR was 2.08%.

###	As of March 31, 2026, 6 month EURIBOR was 2.48%.

####	As of March 31, 2026, 12 month EURIBOR was 2.87%.

+	The fair value of the investment was determined using significant unobservable inputs.

†	As of March 31, 2026, 1 month Bank Bill Swap Rate was 4.06%.

††	As of March 31, 2026, 3 month Bank Bill Swap Rate was 4.31%.

>	As of March 31, 2026, 1 month Sterling Overnight Interbank Average Rate was 3.73%.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

>>	As of March 31, 2026, 3 month Sterling Overnight Interbank Average Rate was 3.73%.

>>>	As of March 31, 2026, 6 month Sterling Overnight Interbank Average Rate was 3.83%.

[v]	As of March 31, 2026, 1 month Secured Overnight Financing Rate was 3.66%.

vv	As of March 31, 2026, 3 month Secured Overnight Financing Rate was 3.68%.

vvv	As of March 31, 2026, 6 month Secured Overnight Financing Rate was 3.70%.

vvvv	As of March 31, 2026, 12 month Secured Overnight Financing Rate was 3.73%.

[a]

Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $13,987,699,099, or 91.43% of net assets. Total aggregated cost of restricted securities as of March 31, 2026 was $9,448,107,733.

[b]	Represents an affiliated issuer.

[c]	Investment does not issue shares.

[d]	Non-income producing.

[e]	Investment has been committed to but has not been fully funded by the Fund.

[f]	Security or a portion thereof is unsettled at March 31, 2026.

[g]	The rate shown is the annualized seven-day yield as of March 31, 2026.

[h]	Net Assets include $527,384,983 of Repurchase amounts payable for tender offers.

A summary of outstanding financial instruments at March 31, 2026 is as follows:

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
June 10, 2026	BNY Mellon	$57,314,700	£43,000,000	$57,764,526	$(449,826)
June 10, 2026	BNY Mellon	£43,000,000	$57,766,200	$57,764,526	$(1,674)
June 10, 2026	BNY Mellon	€80,000,000	$94,136,000	$94,411,131	$275,131
June 10, 2026	Goldman Sachs International	$8,392,139	€7,000,000	$8,260,974	$131,165
June 10, 2026	Goldman Sachs International	$11,988,770	€10,000,000	$11,801,391	$187,379
June 10, 2026	Goldman Sachs International	$8,392,139	€7,000,000	$8,260,974	$131,165
June 10, 2026	Goldman Sachs International	$8,392,139	€7,000,000	$8,260,974	$131,165
June 10, 2026	Goldman Sachs International	$4,795,508	€4,000,000	$4,720,557	$74,951
June 10, 2026	Goldman Sachs International	$32,969,117	€27,500,000	$32,453,826	$515,291
June 10, 2026	ING Barings (U.S.) Capital Markets	$92,853,800	€80,000,000	$94,411,131	$(1,557,331)
June 10, 2026	ING Barings (U.S.) Capital Markets	€80,000,000	$94,284,632	$94,411,131	$126,499
June 10, 2026	ING Barings (U.S.) Capital Markets	€38,200,000	$45,031,115	$45,081,315	$50,200
June 10, 2026	Macquarie Bank Limited	$100,073,050	€85,000,000	$100,311,827	$(238,777)
June 10, 2026	Macquarie Bank Limited	€80,000,000	$94,066,800	$94,411,131	$344,331
June 10, 2026	Morgan Stanley & Co International PLC	$56,168,759	€47,500,000	$56,056,609	$112,150
June 10, 2026	Morgan Stanley & Co International PLC	$56,182,344	€47,500,000	$56,056,609	$125,735

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased		Currency Sold		Value	Unrealized Appreciation (Depreciation)
June 10, 2026	Morgan Stanley & Co International PLC		€80,000,000		$95,524,080	$94,411,131	$(1,112,949)
June 10, 2026	Nomura International PLC		$45,076,000		€40,000,000	$47,205,566	$(2,129,566)
June 10, 2026	Nomura International PLC		$51,526,979		€45,700,000	$53,932,359	$(2,405,380)
June 10, 2026	Nomura International PLC		$35,583,000		€30,000,000	$35,404,174	$178,826
June 10, 2026	Nomura International PLC		€80,000,000		$94,112,000	$94,411,131	$299,131
September 9, 2026	BNY Mellon		$33,308,000		£25,000,000	$33,242,998	$65,002
September 9, 2026	BNY Mellon		$22,636,350		£17,000,000	$22,605,238	$31,112
September 9, 2026	BNY Mellon		$24,924,948	PLN	90,000,000	$24,128,305	$796,643
September 9, 2026	BNY Mellon		$90,461,482	Fr.	70,000,000	$89,073,130	$1,388,352
September 9, 2026	BNY Mellon		£42,000,000		$55,847,400	$55,848,236	$836
September 9, 2026	BNY Mellon		€80,000,000		$92,832,000	$92,890,270	$58,270
September 9, 2026	BNY Mellon	PLN	14,442,000		$3,867,679	$3,871,789	$4,110
September 9, 2026	BNY Mellon	PLN	14,128,000		$3,785,022	$3,787,608	$2,586
September 9, 2026	BNY Mellon	PLN	61,430,000		$16,468,675	$16,468,909	$234
September 9, 2026	BNY Mellon	Fr.	16,922,000		$21,528,824	$21,532,793	$3,969
September 9, 2026	BNY Mellon	Fr.	26,539,000		$33,759,778	$33,770,169	$10,391
September 9, 2026	BNY Mellon	Fr.	26,539,000		$33,772,451	$33,770,169	$(2,282)
September 9, 2026	Goldman Sachs International		$75,762,351		€63,000,000	$73,151,088	$2,611,263
September 9, 2026	ING Barings (U.S.) Capital Markets		$93,260,776		€80,000,000	$92,890,270	$370,506
September 9, 2026	ING Barings (U.S.) Capital Markets		€80,000,000		$92,833,064	$92,890,270	$57,206
September 9, 2026	Macquarie Bank Limited		$100,480,200		€85,000,000	$98,695,912	$1,784,288
September 9, 2026	Macquarie Bank Limited		€80,000,000		$92,806,400	$92,890,270	$83,870
September 9, 2026	Morgan Stanley & Co International PLC		$56,412,230		€47,500,000	$55,153,598	$1,258,632
September 9, 2026	Morgan Stanley & Co International PLC		$56,426,533		€47,500,000	$55,153,598	$1,272,935
September 9, 2026	Morgan Stanley & Co International PLC		€80,000,000		$93,165,368	$92,890,270	$(275,098)
September 9, 2026	Nomura International PLC		$62,872,768		€55,700,000	$64,674,851	$(1,802,083)
September 9, 2026	Nomura International PLC		$17,735,505		€15,700,000	$18,229,716	$(494,211)
September 9, 2026	Nomura International PLC		$16,950,450		€15,000,000	$17,416,926	$(466,476)
September 9, 2026	Nomura International PLC		$35,706,000		€30,000,000	$34,833,851	$872,149
September 9, 2026	Nomura International PLC		€80,000,000		$92,808,000	$92,890,270	$82,270
September 9, 2026	Nomura International PLC		€39,400,000		$45,707,940	$45,748,458	$40,518
December 2, 2026	BNY Mellon		$46,565,120		£35,000,000	$46,078,801	$486,319
December 2, 2026	BNY Mellon		$9,314,375		£7,000,000	$9,215,760	$98,615
December 2, 2026	BNY Mellon		$91,131,594	Fr.	70,000,000	$89,514,604	$1,616,990
December 2, 2026	BNY Mellon		$27,674,000	PLN	100,000,000	$26,778,691	$895,309

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
December 2, 2026	BNY Mellon	$3,860,443	PLN	14,442,000	$3,867,379	$(6,936)
December 2, 2026	Goldman Sachs International	$75,945,052		€63,000,000	$73,254,099	$2,690,953
December 2, 2026	ING Barings (U.S.) Capital Markets	$93,487,960		€80,000,000	$93,021,079	$466,881
December 2, 2026	Macquarie Bank Limited	$100,839,886		€85,000,000	$98,834,896	$2,004,990
December 2, 2026	Morgan Stanley & Co International PLC	$56,592,198		€47,500,000	$55,231,265	$1,360,933
December 2, 2026	Morgan Stanley & Co International PLC	$56,590,773		€47,500,000	$55,231,265	$1,359,508
December 2, 2026	Nomura International PLC	$93,757,943		€85,700,000	$99,648,831	$(5,890,888)
December 2, 2026	Nomura International PLC	$35,805,000		€30,000,000	$34,882,905	$922,095
March 10, 2027	BNY Mellon	$7,973,970		£6,000,000	$7,887,103	$86,867
March 10, 2027	BNY Mellon	$47,828,160		£36,000,000	$47,322,621	$505,539
March 10, 2027	BNY Mellon	$2,763,882	PLN	10,000,000	$2,674,467	$89,415
March 10, 2027	BNY Mellon	$24,874,935	PLN	90,000,000	$24,070,201	$804,734
March 10, 2027	BNY Mellon	$91,334,925	Fr.	70,000,000	$90,394,558	$940,367
March 10, 2027	Goldman Sachs International	$76,143,501		€63,000,000	$73,494,773	$2,648,728
March 10, 2027	ING Barings (U.S.) Capital Markets	$93,825,448		€80,000,000	$93,326,696	$498,752
March 10, 2027	Macquarie Bank Limited	$83,361,278		€70,000,000	$81,660,859	$1,700,419
March 10, 2027	Macquarie Bank Limited	$17,873,400		€15,000,000	$17,498,756	$374,644
March 10, 2027	Morgan Stanley & Co International PLC	$56,795,902		€47,500,000	$55,412,726	$1,383,176
March 10, 2027	Morgan Stanley & Co International PLC	$56,798,291		€47,500,000	$55,412,726	$1,385,565
March 10, 2027	Morgan Stanley & Co International PLC	$36,031,260		€30,000,000	$34,997,511	$1,033,749
March 10, 2027	Nomura International PLC	$96,847,488		€86,400,000	$100,792,832	$(3,945,344)
March 10, 2027	Nomura International PLC	$27,939,205	PLN	100,000,000	$26,744,668	$1,194,537
June 16, 2027	BNY Mellon	$23,881,320		£18,000,000	$23,613,777	$267,543
June 16, 2027	BNY Mellon	$7,960,740		£6,000,000	$7,871,259	$89,481
June 16, 2027	BNY Mellon	$23,882,220		£18,000,000	$23,613,777	$268,443
June 16, 2027	BNY Mellon	$5,521,750	PLN	20,000,000	$5,329,095	$192,655
June 16, 2027	BNY Mellon	$22,087,000	PLN	80,000,000	$21,316,379	$770,621
June 16, 2027	BNY Mellon	$3,758,140	PLN	14,128,000	$3,764,473	$(6,333)
June 16, 2027	Goldman Sachs International	$76,316,751		€63,000,000	$73,690,086	$2,626,665
June 16, 2027	ING Barings (U.S.) Capital Markets	$102,532,637		€85,700,000	$100,241,911	$2,290,726
June 16, 2027	ING Barings (U.S.) Capital Markets	$95,697,080		€80,000,000	$93,574,713	$2,122,367
June 16, 2027	Macquarie Bank Limited	$83,694,506		€70,000,000	$81,877,874	$1,816,632
June 16, 2027	Macquarie Bank Limited	$17,938,350		€15,000,000	$17,545,259	$393,091

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
June 16, 2027	Morgan Stanley & Co International PLC	$56,980,183		€47,500,000	$55,559,986	$1,420,197
June 16, 2027	Morgan Stanley & Co International PLC	$56,979,689		€47,500,000	$55,559,986	$1,419,703
June 16, 2027	Morgan Stanley & Co International PLC	$94,360,682	Fr.	70,000,000	$91,257,148	$3,103,534
June 16, 2027	Nomura International PLC	$35,995,500		€30,000,000	$35,090,517	$904,983
September 15, 2027	BNY Mellon	$55,661,760		£42,000,000	$55,002,793	$658,967
September 15, 2027	BNY Mellon	$16,538,311	PLN	60,000,000	$15,939,180	$599,131
September 15, 2027	BNY Mellon	$28,175,363	PLN	100,000,000	$26,565,300	$1,610,063
September 15, 2027	BNY Mellon	$22,304,058	Fr.	16,922,000	$22,242,324	$61,734
September 15, 2027	Goldman Sachs International	$76,474,251		€63,000,000	$73,853,354	$2,620,897
September 15, 2027	ING Barings (U.S.) Capital Markets	$96,307,240		€80,000,000	$93,782,036	$2,525,204
September 15, 2027	Macquarie Bank Limited	$102,698,573		€85,000,000	$99,643,414	$3,055,159
September 15, 2027	Morgan Stanley & Co International PLC	$18,115,016		€15,000,000	$17,584,132	$530,884
September 15, 2027	Morgan Stanley & Co International PLC	$102,665,414		€85,000,000	$99,643,414	$3,022,000
September 15, 2027	Morgan Stanley & Co International PLC	$36,200,760		€30,000,000	$35,168,264	$1,032,496
September 15, 2027	Morgan Stanley & Co International PLC	$24,459,171	Fr.	18,000,000	$23,659,251	$799,920
September 15, 2027	Nomura International PLC	$97,911,990		€81,400,000	$95,423,222	$2,488,768
December 15, 2027	BNY Mellon	$57,570,550		£43,000,000	$56,255,686	$1,314,864
December 15, 2027	BNY Mellon	$95,896,000		€80,000,000	$94,051,758	$1,844,242
December 15, 2027	BNY Mellon	$35,261,074	Fr.	26,539,000	$35,174,386	$86,688
December 15, 2027	ING Barings (U.S.) Capital Markets	$96,082,584		€80,000,000	$94,051,758	$2,030,826
December 15, 2027	ING Barings (U.S.) Capital Markets	$45,882,948		€38,200,000	$44,909,714	$973,234
December 15, 2027	Macquarie Bank Limited	$95,806,216		€80,000,000	$94,051,758	$1,754,458
December 15, 2027	Morgan Stanley & Co International PLC	$97,300,880		€80,000,000	$94,051,758	$3,249,122
December 15, 2027	Nomura International PLC	$95,881,600		€80,000,000	$94,051,758	$1,829,842
December 15, 2027	Nomura International PLC	$27,848,949	PLN	100,000,000	$26,521,916	$1,327,033
December 15, 2027	Nomura International PLC	$8,131,893	PLN	29,200,000	$7,744,399	$387,494
March 8, 2028	BNY Mellon	$55,225,800		£42,000,000	$54,846,219	$379,581
March 8, 2028	BNY Mellon	$94,176,000		€80,000,000	$94,186,188	$(10,188)
March 8, 2028	BNY Mellon	$16,198,989	PLN	61,430,000	$16,219,429	$(20,440)
March 8, 2028	BNY Mellon	$35,524,685	Fr.	26,539,000	$35,450,347	$74,338
March 8, 2028	ING Barings (U.S.) Capital Markets	$94,189,064		€80,000,000	$94,186,188	$2,876
March 8, 2028	Macquarie Bank Limited	$94,152,800		€80,000,000	$94,186,188	$(33,388)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments –
March 31, 2026 (continued)

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
March 8, 2028	Morgan Stanley & Co International PLC	$94,531,368	€80,000,000	$94,186,188	$345,180
March 8, 2028	Nomura International PLC	$94,136,000	€80,000,000	$94,186,188	$(50,188)
March 8, 2028	Nomura International PLC	$46,373,800	€39,400,000	$46,386,698	$(12,898)
					$69,406,732

Legend:

£ - British Pound

€ - Euro

BBSY - Bank Bill Swap Rate

E - EURIBOR

Fr. - Swiss Franc

PIK - Payment-in-kind

S - Sterling Overnight Interbank Average Rate

SF - Secured Overnight Financing Rate

PLN - Polish Zloty

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2026

Assets
Unaffiliated Private Equity Investments, at fair value (cost $6,280,742,899)	$9,235,983,825
Affiliated Private Equity Investments, at fair value (cost of $3,167,364,834)	4,751,715,274
Common stocks, at fair value (cost $542,214,859)	534,993,156
High Yield Bonds, at fair value (cost $137,441,147)	139,835,355
Asset-Backed Securities, at fair value (cost $88,836,416)	81,700,389
Floating Rate Loans, at fair value (cost $1,241,989,852)	1,229,240,727
Cash	21,826,227
Cash equivalents	221,469,207
Cash denominated in foreign currencies (cost $203,146,897)	200,466,593
Deposit for investments	3,779,653
Investment sales receivable	82,201,087
Unaffiliated dividends and interest receivable	19,568,818
Affiliated interest receivable	886,286
Due from broker	14,633,524
Unrealized appreciation on forward foreign currency contracts	90,318,988
Other receivable	51,948,192
Receivable for fund units sold	244,584
Prepaid expenses	648,236
Total Assets	$16,681,460,121

Liabilities
Credit facility	647,722,832
Investment purchases payable	92,322,171
Distribution, servicing and transfer agency fees payable	15,635,238
Unrealized depreciation on forward foreign currency contracts	20,912,256
Repurchase amounts payable for tender offers	527,384,983
Management fees payable	42,580,476
Dividends payable	16,227
Professional fees payable	1,152,885
Line of credit fees payable	1,844,694
Accounting and administration fees payable	7,883,435
Custodian fees payable	314,662
Deferred tax liability, net	25,350,272
Other payable	172,374
Total Liabilities	$1,383,292,505

Commitments and contingencies (See note 11)

Net Assets	$15,298,167,616

Net Assets consists of:
Paid-in capital	$12,010,835,771
Distributable earnings (accumulated loss)	3,287,331,845
Total Net Assets	$15,298,167,616

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities –
March 31, 2026 (continued)

Class A Units
Net assets	$8,361,129,333
Units outstanding	3,987,232,302
Net asset value per unit	$2.10
Class I Units
Net assets	$6,913,259,826
Units outstanding	3,112,888,648
Net asset value per unit	$2.22
Class M Units
Net assets	$1,326,866
Units outstanding	597,471
Net asset value per unit	$2.22
Class S Units
Net assets	$22,451,591
Units outstanding	10,698,281
Net asset value per unit	$2.10

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Operations –
For the Year Ended March 31, 2026

Investment Income
Dividends from unaffiliated investments (net of $918,986 withholding tax)	$307,466,317
Interest from unaffiliated investments	214,298,285
Interest from affiliated investments	1,846,292
Transaction fee income from unaffiliated issuers	6,573,646
Transaction fee income from affiliated issuers	9,739,936
Other fee income	17,058,938
Total Investment Income	556,983,414

Operating Expenses
Management fees	263,176,924
Incentive fees	120,517,873
Line of credit fees	30,215,693
Interest expense	26,275,291
Professional fees	24,248,747
Accounting and administration fees	8,082,068
Board of Managers’ fees	747,314
Custodian fees	453,378
Insurance expense	295,267
Distribution and servicing fees
Class A Units	61,247,186
Class S Units	25,808
Transfer agency fees
Class A Units	1,157,471
Class I Units	961,517
Class M Units	18
Class S Units	1,366
Other expenses	3,657,657
Total Expenses	541,063,578

Net Investment Income	15,919,836

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) Investments, Forward Foreign Currency Contracts and Foreign Currency and Deferred Tax
Net realized gain from investments	252,245,292
Net realized loss from affiliated investments	(2,628,558)
Net realized gain on foreign currency transactions	3,095,214
Net realized loss on forward foreign currency contracts	(246,377,513)
Net realized gain distributions from primary and secondary investments	391,568,508
Net change in accumulated unrealized appreciation (depreciation) on:
Unaffiliated investments	(130,516,454)
Affiliated investments	430,308,186
Foreign currency translation	(4,883,739)
Forward foreign currency contracts	123,143,216
Deferred income tax (expense) benefit on unrealized appreciation	8,306,483

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency and Deferred Tax	824,260,635

Net Increase (Decrease) in Net Assets From Operations	$840,180,471

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets –

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Increase (decrease) in Net Assets resulting from operations:
Net investment income (loss)	$15,919,836	$(133,839,845)
Net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	397,902,943	780,525,587
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	426,357,692	187,486,602
Net increase in Net Assets resulting from operations	$840,180,471	$834,172,344

Distributions to Members from:
Distributable earnings	(560,498,134)	(275,119,177)
Total distributions to Members	$(560,498,134)	$(275,119,177)

Capital transactions (See note 5):
Issuance of common Units
Class A Units	$430,458,929	$897,386,781
Class I Units	719,187,968	838,147,453
Class M Units	1,333,910	—
Class S Units	22,323,906	—
Reinvestment of common Units
Class A Units	290,632,221	141,591,539
Class I Units	208,979,035	104,103,438
Class S Units	619,750	—
Redemption of common Units
Class A Units	(1,019,812,745)	(693,458,689)
Class I Units	(1,410,347,794)	(876,816,689)
Class M Units	(5,014)	—
Exchanges of common Units
Class A Units	(40,541,879)	(42,299,009)
Class I Units	40,541,879	42,299,009
Total increase (decrease) in Net Assets resulting from capital transactions	$(756,629,834)	$410,953,833

Total increase (decrease) in Net Assets	$(476,947,497)	$970,007,000

Net Assets at beginning of year	$15,775,115,113	$14,805,108,113
Net Assets at end of year	$15,298,167,616	$15,775,115,113

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$840,180,471
Adjustments to reconcile Net Increase (Decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(299,791,732)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	(123,143,216)
Net realized gain from investments and foreign currency transactions	(252,711,948)
Purchases of investments	(1,798,661,104)
Interest income pay-in-kind	(343,333)
Proceeds from sales of investments	2,429,240,912
Amortization of premium and accretion of discount	(5,009,972)
Increase in deposit for investments	(3,779,653)
Decrease in dividends and interest receivable	24,176,034
Decrease in due from broker	60,996,476
Increase in other receivable	(28,479,841)
Increase in prepaid expenses	(210,504)
Decrease in dividends payable	(62,314)
Decrease in due to affiliates	(120,000)
Decrease in incentive fees payable	(22,960,888)
Decrease in management fees payable	(1,554,587)
Decrease in distribution, servicing and transfer agency fees payable	(2,830,861)
Increase in professional fees payable	676,875
Decrease in line of credit fees payable	(11,042,906)
Decrease in interest expense payable	(3,996,964)
Increase in accounting and administrative fees payable	902,956
Decrease in custodian fees payable	(117,126)
Decrease in deferred tax liability, net	(8,306,483)
Decrease in other payable	(6,020,461)
Net Cash (Used in) Operating Activities	787,029,831

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Statement of Cash Flows –
For the Year Ended March 31, 2026 (continued)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Units	$1,173,304,713
Distributions paid	(60,267,128)
Payments for Units redeemed	(2,386,054,476)
Proceeds from Credit facilities	2,559,141,438
Repayment of Credit facilities	(1,911,418,606)
Net Cash Provided by Financing Activities	(625,294,059)

Net change in cash and cash equivalents	161,735,772

Effect of exchange rate changes on cash	3,095,214

Cash and cash equivalents at beginning of year(1)	278,931,041
Cash and cash equivalents at end of year(2)	$443,762,027

Supplemental and non-cash financing activities
Cash paid during the year for interest	$30,272,255
Reinvestment of common Units	$500,231,006
Non-cash investment restructures	$565,045,189

(1)	Balance includes cash, cash equivalents and cash denominated in foreign currencies of $13,716,141, $223,025,203 and $42,189,697, respectively.

(2)	Balance includes cash, cash equivalents and cash denominated in foreign currencies of $21,826,227, $221,469,207 and $200,466,593, respectively.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class A
	Year Ended March 31, 2026	Year Ended March 31, 2025*	Year Ended March 31, 2024*	Year Ended March 31, 2023*	Year Ended March 31, 2022*
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$2.07	$2.01	$1.95	$1.98	$1.78
Income from investment operations:
Net investment income (loss)(2)	(0.00)	(0.03)	(0.03)	(0.03)	(0.06)
Net realized and unrealized gains (losses) on investments(2)	0.11	0.13	0.15	0.06	0.38
Net increase (decrease) in net assets resulting from operations	0.11	0.10	0.12	0.03	0.32
Distributions from:
Net realized gains	(0.08)	(0.04)	(0.06)	(0.06)	(0.12)
Total distributions	(0.08)	(0.04)	(0.06)	(0.06)	(0.12)
Net asset value, end of year	$2.10	$2.07	$2.01	$1.95	$1.98

Total Return(3)	4.91%	5.07%	5.68%	1.96%	18.12%

Ratios and Supplemental Data:
Net assets, end of year in thousands (000’s)	$8,361,129	$8,583,219	$8,007,550	$7,228,144	$6,367,381
Net investment income (loss) to average net assets before Incentive Fee	0.55%	(0.55)%	(0.71)%	(1.28)%	(1.29)%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	2.96%	2.56%	2.58%	2.67%	2.72%
Ratio of Incentive Fee to average net assets	0.76%	0.64%	0.70%	0.33%	1.88%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	3.72%	3.20%	3.28%	3.00%	4.60%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	3.72%	3.20%	3.28%	3.00%	4.60%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	2.96%	2.56%	2.58%	2.67%	2.72%

Portfolio Turnover	9.95%	15.04%	12.48%	10.26%	20.77%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class I
	Year Ended March 31, 2026	Year Ended March 31, 2025*	Year Ended March 31, 2024*	Year Ended March 31, 2023*	Year Ended March 31, 2022*
Per Unit Operating Performance:(1)
Net asset value, beginning of year	$2.17	$2.09	$2.02	$2.03	$1.80
Income from investment operations:
Net investment income (loss)(2)	0.01	(0.01)	(0.01)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments(2)	0.12	0.13	0.14	0.07	0.40
Net increase (decrease) in net assets from operations	0.13	0.12	0.13	0.05	0.35
Distributions from:
Net realized gains	(0.08)	(0.04)	(0.06)	(0.06)	(0.12)
Total distributions	(0.08)	(0.04)	(0.06)	(0.06)	(0.12)
Net asset value, end of year	$2.22	$2.17	$2.09	$2.02	$2.03

Total Return after Incentive Fee(3)	5.64%	5.80%	6.42%	2.68%	18.95%

Ratio and Supplemental Data:
Net assets, end of year in thousands (000’s)	$6,913,260	$7,191,896	$6,797,558	$6,179,698	$5,703,697
Net investment income (loss) to average net assets before Incentive Fee(4)(5)	1.24%	0.16%	(0.01)%	(0.57)%	(0.56)%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)(5)	2.27%	1.86%	1.88%	1.96%	2.00%
Ratio of Incentive Fee to average net assets	0.77%	0.64%	0.70%	0.33%	1.89%
Ratio of gross expenses and Incentive Fee to average net assets(4)(5)	3.04%	2.50%	2.58%	2.29%	3.89%
Ratio of expense waivers to average net assets	—%	—%	—%	—%	—%
Ratio of net expenses and Incentive Fee to average net assets(5)	3.04%	2.50%	2.58%	2.29%	3.89%
Ratio of net expenses to average net assets, excluding Incentive Fee(5)	2.27%	1.86%	1.88%	1.96%	2.00%

Portfolio Turnover	9.95%	15.04%	12.48%	10.26%	20.77%

*	During the year ended March 31, 2025, the Fund effected a 1-for-4 unit split on July 2, 2024. All historical per unit information has been retroactively adjusted to reflect this unit split.

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(5)	Ratio does not include expenses of Primary and Secondary Investments.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class M
	For the period from January 1, 2026 (Commencement of Operations) to March 31, 2026
Per Unit Operating Performance:(1)
Net asset value, beginning of period	$2.25
Income from investment operations:
Net investment income (loss)(2)	(0.01)
Net realized and unrealized gains (losses) on investments(2)	(0.02)
Net increase (decrease) in net assets resulting from operations	(0.03)
Net asset value, end of period	$2.22

Total Return after Incentive Fee(3)(4)	(1.15%)

Ratios and Supplemental Data:
Net assets, end of period in thousands (000’s)	$1,327
Net investment income (loss) to average net assets before Incentive Fee	(1.34	%)(5)
Ratio of gross expenses to average net assets, excluding Incentive Fee(6)(7)	2.54	%(5)
Ratio of Incentive Fee to average net assets(3)	0.00	%(4)
Ratio of gross expenses and Incentive Fee to average net assets(6)(7)	2.54	%(5)(8)
Ratio of expense waivers to average net assets	—	%(5)
Ratio of net expenses and Incentive Fee to average net assets(7)	2.54	%(5)(8)
Ratio of net expenses to average net assets, excluding Incentive Fee(7)	2.54	%(5)

Portfolio Turnover	9.95	%(4)

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Not annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(7)	Ratio does not include expenses of Primary and Secondary Investments.

(8)	The Incentive Fee and/or organizational expenses are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Consolidated Financial Highlights –

	Class S
	For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026
Per Unit Operating Performance:(1)
Net asset value, beginning of period	$2.13
Income from investment operations:
Net investment income (loss)(2)	0.03
Net realized and unrealized gains (losses) on investments(2)	0.02
Net increase (decrease) in net assets resulting from operations	0.05
Distributions from:
Income from investment operations:
Net investment income (loss)	—
Net realized gains	(0.08)
Total distributions	(0.08)
Net asset value, end of period	$2.10

Total Return after Incentive Fee(3)(4)	2.09%

Ratio/Supplemental Data:
Net assets, end of period in thousands (000’s)	$22,452
Net investment income (loss) to average net assets before Incentive Fee	2.38	%(5)
Ratio of gross expenses to average net assets, excluding Incentive Fee(6)(7)	2.85	%(5)
Ratio of Incentive Fee to average net assets(3)	0.32	%(4)
Ratio of gross expenses and Incentive Fee to average net assets(6)(7)	3.17	%(5)(8)
Ratio of expense waivers to average net assets	—	%(5)
Ratio of net expenses and Incentive Fee to average net assets(7)	3.17	%(5)(8)
Ratio of net expenses to average net assets, excluding Incentive Fee(7)	2.85	%(5)

Portfolio turnover rate	9.95	%(4)

(1)	Selected data for a Net Asset Value per Unit outstanding throughout the period.

(2)	Calculated using average units outstanding.

(3)

Total return based on net asset value calculated as the change in Net Asset Value per Unit during the respective periods, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period.

(4)	Not annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense waivers by/to the Adviser.

(7)	Ratio does not include expenses of Primary and Secondary Investments.

(8)	The Incentive Fee and/or organizational expenses are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026

1. Organization

Partners Group Private Equity Fund, LLC (the “Fund”) is a Delaware limited liability company that was organized on August 4, 2008 and commenced operations on July 1, 2009. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund has filed an application to register units of limited liability company interests in the Fund (“Units”) under the Securities Act of 1933 as amended (the “1933 Act”). The Fund is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) pursuant to a second amended and restated investment management agreement between the Fund and the Adviser (the “Investment Management Agreement”). The Board of Managers of the Fund (collectively, the “Board” and each member thereof a “Manager”) has oversight responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, a committee of the Board, or the Adviser. The Fund’s investment objective is to seek long-term capital appreciation by investing in a diversified portfolio of private equity and debt investments including infrastructure. The Fund makes investments directly and through its wholly owned subsidiaries, Partners Group Private Equity (Subholding), LLC (the “Onshore Subsidiary”), Partners Group Private Equity (Luxembourg) S.à r.l (the “Offshore Subsidiary”), Partners Group Revolver Pooling PGPE, LLC (the “Revolver Subsidiary”), and Partners Group Private Equity (BSL), LLC and Partners Group Private Equity (BSL) SPV, LLC (collectively, the “BSL Subsidiaries”).

Units are offered only to investors that represent that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act. Purchasers of Units become members of the Fund (“Members”).

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers four classes of Units designated as “Class A Units”, “Class I Units” , “Class M Units” and “Class S Units”. In the future, the Fund may offer additional classes of Units. The Class A Units, Class I Units, Class M Units, and Class S Units have, and each additional class of Units issued by the Fund, if any, will have different characteristics, particularly regarding the sales charges that purchasers of Units of such class may bear, and the distribution and service fees, if any, and other class specific expenses, if any, that are charged to holders of Units of such class. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Although Units of each class represent pro rata interests in the Fund, each class votes separately on class-specific matters. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Units based on the relative net assets of each class to the total net assets of the Fund.

2. Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

2.a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

2.b. Valuation of Investments

Investments held by the Fund (“Fund Investments”) include short-term investments, publicly traded common stock fixed-income securities, direct equity and debt investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

The Fund is required to report its investments, including those for which current market values are not readily available, at fair value.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

The Fund values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and Rule 2a-5 under the Investment Company Act (“Rule 2a-5”). Pursuant to Rule 2a-5, the Board designated the Adviser as “valuation designee” to perform fair value determinations and approve amended valuation procedures (“Valuation Procedures”).

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Adviser, as “valuation designee” under Rule 2a-5, determines the fair value of the Fund Investments in conformity with U.S. GAAP, Rule 2a-5, and the Fund’s Valuation Procedures. As permitted by the Valuation Procedures, the Adviser values the Fund Investments in consultation with employees of the Adviser’s parent company or one of its subsidiaries. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund Investments are valued.

Direct Investments

In assessing the fair value of the Fund’s non-traded Direct Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings multiples, discounted cash flow and market data from third party pricing services. The Adviser makes valuation assumptions based on market conditions existing at the end of each reporting period. Quoted market prices or dealer quotes for certain similar instruments are used for debt investments where appropriate. Other techniques, such as option pricing models and estimated discounted value of future cash flows, are used to determine fair value for the remaining financial instruments. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Private Equity Fund Investments

The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant circumstances, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value by a premium or discount. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For each of the Fund’s Private Equity Fund Investments (for the purposes of this paragraph, an “Investee”), the Fund has no right to cause the Investee or any third party to purchase the Fund’s investment in the Investee, at the end of the term of such investment, or any other time. Accordingly, in a typical Private Equity Fund Investment, the Fund expects to realize the value remaining in its investment at the end of the investment’s term through distributions resulting from the liquidation of the remaining assets of the Investee.

The fair values of financial instruments traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price (“Readily Available Market Quotations”). A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that quotation will not be readily available if it is not reliable.

The fair values of asset-backed securities are determined by price quotations from unaffiliated market makers, financial institutions that regularly trade similar investments or independent valuation agents using industry standard valuation models.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, to such other client or the Adviser’s affiliate.

2.c. Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. In the normal course of its business, the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts, and short-term U.S. Treasury Bills (“T-Bills”) to provide liquidity pending investment in Private Equity Investments. T-Bills are valued at amortized cost which is close to or a proxy for fair value. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.

2.d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. As of March 31, 2026, the Fund’s investments denominated in foreign currencies were as follows:

Currency	Number of investments
Australian Dollars	17
Brazilian Reals	1
Canadian Dollars	7
Euros	381
Indian Rupees	2
Japanese Yen	6
New Zealand Dollars	3
Norwegian Kroner	1
Philippine Pesos	1
Pounds Sterling	42
Swedish Kronor	2
Swiss Francs	6

The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other changes in fair values of the investments during the period.

2.e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the year ended March 31, 2026, the Fund entered 518 long/short forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Assets and Liabilities, the Fund had $90,318,988 in unrealized appreciation and $(20,912,256) in unrealized depreciation on forward foreign currency exchange contracts. As disclosed in the Consolidated Statement of Operations, the Fund had $(246,377,513) in net realized gains (losses) and $123,143,216 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

2.f. Investment Income

The Fund records a distribution of cash or in-kind securities on a Private Equity Investment at fair value based on the information contained in the notice provided to the Fund when the distribution is received. Thus, the Fund recognizes in the Consolidated Statement of Operations its share of realized gains (or losses) and the Fund’s share of net investment income (or loss) based upon information received about distributions on Private Equity Investments. Unrealized appreciation (depreciation) on investments presented in the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and undistributed net investment income (or loss) on Private Equity Investments for the relevant period.

The Fund classifies various types of non-interest income earned from Direct Investments as either other income or transaction income. Other income includes transfer fees, amendment fees, and unfunded fees. Transaction income includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, and syndication fees.

2.g. Interest and Dividend Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities and Direct Equity Investments for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis from the settlement date, except for securities with a forward starting effective date, where interest income is recorded on the accrual basis from the effective date.

2.h. Fund Expenses

The Fund records expenses for all costs incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs of portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for lines of credit; fees for data and software providers; costs of insurance; registration costs; fees of each Manager who is not an “interested person” of the Fund, as defined in the Investment Company Act (each, individually an “Independent Manager” and collectively, the “Independent Managers”); and costs of meetings of the Board, including reimbursement of the Independent Managers for their costs in attending meetings of the Board.

2.i. Expenses Relating to Purchases of Secondary Investments

Expenses relating to purchases of Secondary Investments include the amortization of deferred payments on Secondary Investments. Such amortization expense is recognized on a monthly basis until the due date of a deferred payment.

2.j. Income Taxes

The Fund recognizes tax positions in its consolidated financial statements only when it is more likely than not that the relevant taxing authority will, upon examination, sustain the position based on its merits. A position that meets this standard is measured at the maximum benefit that will more likely than not be realized upon settlement. The Fund classifies any interest expense related to income taxes in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

The Fund’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction. Based on this review, the Fund has concluded that no additional provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to potential examination by certain taxing authorities in various jurisdictions. The Fund’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

As noted above, the Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income, whether or not distributed to Members, at corporate rates, and all distributions of earnings and profits would be taxable to Members as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions until it requalifies as a RIC that is accorded special tax treatment under Subchapter M. In order to comply with the requirements of Subchapter M, the Fund must distribute substantially all of its taxable income and gains to holders of Fund Units and meet certain diversification and income requirements with respect to its investments. The Onshore Subsidiary is treated as an association taxable as a corporation for U.S. federal income tax purposes. The Offshore Subsidiary, Revolver Subsidiary, and BSL Subsidiaries are each treated as an entity disregarded as separate from the Fund for U.S. federal income tax purposes. In preparing its consolidated financial statements, the Onshore Subsidiary is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts for income tax purposes. If the Onshore Subsidiary has a deferred tax asset, consideration is given as to whether a valuation allowance is required. The Offshore Subsidiary, Revolver Subsidiary, and BSL Subsidiaries are not subject to U.S. federal and state income taxes.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years from 2021 forward remain subject to examination by the major tax jurisdictions in which the Fund is subject to examination.

During the year ended March 31, 2026 the Fund reclassified $245,466,043 from undistributed net investment income, $(396,656,670) of accumulated net realized gain (loss) on investments and forward foreign currency contracts, $0 of accumulated net unrealized appreciation on investments and forward foreign currency contracts, and $0 of foreign currency translation, to paid-in capital.

2.k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported increases and decreases in capital from operations during the reporting period. Actual results may differ from those estimates.

2.l. Consolidated Financial Statements

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

2.m. Disclosures about Offsetting Assets and Liabilities

The Fund is required to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Consolidated Statement of Assets and Liabilities. The table below presents the amounts of the Fund’s derivative assets and liabilities as of March 31, 2026: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
BNY Mellon	$16,379,142	$497,679	$—	$15,881,463
Goldman Sachs International	14,369,622	—	—	14,369,622
ING Barings (U.S.) Capital Markets	11,515,277	1,557,331	—	9,957,946
Macquarie Bank Limited	13,311,882	272,165	—	13,039,717
Morgan Stanley & Co International PLC	24,215,419	1,388,047	—	22,827,372
Nomura International PLC	10,527,646	10,527,646	—	—

Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
BNY Mellon	$497,679	$497,679	$—	$—
Goldman Sachs International	—	—	—	—
ING Barings (U.S.) Capital Markets	1,557,331	1,557,331	—	—
Macquarie Bank Limited	272,165	272,165	—	—
Morgan Stanley & Co International PLC	1,388,047	1,388,047	—	—
Nomura International PLC	17,197,034	10,527,646	—	6,669,388

[1]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount due from the Fund to the counterparty in the event of default.

2.n. Recently Adopted Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates (“ASU” or “ASUs”) issued by the Financial Accounting Standards Board (“FASB”). ASUs not listed were assessed by the Fund and either determined to be not applicable or expected to have an immaterial effect on the accompanying consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), “which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the quarter ended June 30, 2025. The Fund has adopted ASU 2023-07 effective March 31, 2025 and concluded that the application of this guidance impacted the notes to the consolidated financial statements only and did not affect the Fund’s financial position or the results of its operations. See Note 12 for more information on the effects of the adoption of ASU 2023-07.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

2. Significant Accounting Policies (continued)

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”)”, which intends to improve the transparency of income tax disclosures. ASU No. 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The adoption of ASU 2023-09 did not have a material impact to the Fund’s consolidated financial statements.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

Valuation of Investments

●

Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●

Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

3. Fair Value Measurements (continued)

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified in the fair value hierarchy as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$534,993,156	$—	$—	$534,993,156
High Yield Bonds	—	139,835,355	—	139,835,355
Asset-Backed Securities	—	—	81,700,389	81,700,389
Floating Rate Loans	—	—	1,229,240,727	1,229,240,727
Direct Investments:
Direct Equity	—	—	8,439,332,201	8,439,332,201
Direct Debt	—	—	663,626,777	663,626,777
Total Direct Investments*	$—	$—	$9,102,958,978	$9,102,958,978
Secondary Investments*	—	—	2,549,094,356	2,549,094,356
Primary Investments*	—	—	2,335,645,765	2,335,645,765
Cash Equivalents	221,469,207	—	—	221,469,207
Total Investments	$756,462,363	$139,835,355	$15,298,640,215	$16,194,937,933

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Foreign Currency Exchange Contracts**	$—	$90,318,988	$—	$90,318,988
Total Assets	$—	$90,318,988	$—	$90,318,988
Liabilities
Foreign Currency Exchange Contracts**	$—	$(20,912,256)	$—	$(20,912,256)
Total Liabilities	$—	$(20,912,256)	$—	$(20,912,256)
Total Investments net of Foreign Currency Exchange Contracts	$756,462,363	$209,242,087	$15,298,640,215	$16,264,344,665

*	Private Equity Investments are described in Note 2.b.
**	Forward Foreign Currency Exchange Contracts are described in Note 2.e.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

3. Fair Value Measurements (continued)

The following is a reconciliation of the amount of the account balances on April 1, 2025 and March 31, 2026 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2025	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of March 31, 2026
Asset-Backed Securities	$77,121,627	$395,461	$(6,315,464)	$38,406,070	$(27,941,751)	$34,446	$—	$81,700,389
Floating Rate Loans	$326,426,005	$(792,257)	$(13,284,830)	$477,673,934	$(103,784,738)	$1,298,307	$541,704,306	$1,229,240,727
Direct Investments:
Direct Equity Investments	$8,585,997,164	$158,768,523	$240,559,940	$308,987,370	$(856,110,034)	$—	$1,129,238	$8,439,332,201
Direct Debt Investments	$1,404,999,348	$(303,266)	$4,362,155	$87,538,326	$(271,384,440)	$2,602,982	$(564,188,328)	$663,626,777
Total Direct Investments*	$9,990,996,512	$158,465,257	$244,922,095	$396,525,696	$(1,127,494,474)	$2,602,982	$(563,059,090)	$9,102,958,978
Secondary Investments*	$2,671,931,827	$4,399,205	$51,273,808	$197,145,556	$(375,656,040)	$—	$—	$2,549,094,356
Primary Investments*	$2,201,976,666	$1,834,208	$96,118,402	$234,028,355	$(198,311,866)	$—	$—	$2,335,645,765
Total	$15,268,452,637	$164,301,874	$372,714,011	$1,343,779,611	$(1,833,188,869)	$3,935,735	$(21,354,784)	$15,298,640,215

*

For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) “Primary Investments” are investments in newly established private equity partnerships where underlying portfolio companies are generally not known as of the time of investment; (iii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “secondary investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market (See Note 2.b). Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Included within Transfers In and Transfers Out of $541,704,306, $1,129,238 and $564,188,328 of reclassifications between Floating rate, Direct Equity and Direct debt asset classes.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation for the year ended March 31, 2026 relating to investments in Level 3 assets still held at March 31, 2026 is $430,459,868, which is included as a component of net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Type of Security	Fair Value at March 31, 2026 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Asset-Backed Securities	$81,700	Reported fair value	Reported fair value	n/a
Floating Rate Loans	$1,229,241	Broker quotes	Indicative quotes for an inactive market	n/a
Direct Investments:
Direct Equity	$759,758	Discounted cash flow	Discount factor	8.50% – 19.50% (13.24%)
	6,810,401	Market comparable companies	Enterprise value to EBITDA multiple	3.20x – 32.80x (17.53x)
	20,878	Market comparable companies	Price to book ratio	2.30x– 2.30x (2.30x)
	487,526	Exit price	Recent transaction price	n/a
	187,239	Reported fair value	Reported fair value	n/a
	173,530	Market comparable companies	Enterprise value to sales multiple	1.18x – 29.90x (8.25x)
Direct Debt	269,646	Broker quotes	Indicative quotes for an inactive market	n/a
	325,727	Discounted cash flow	Discount factor	6.55% – 21.68% (10.69%)
	28,229	Market comparable companies	Enterprise value to EBITDA multiple	4.49x –15.30x (14.24x)
	23,146	Recent financing/transaction	Recent transaction price	n/a
	16,879	Reported fair value	Reported fair value	n/a
Primary and Secondary Investments	$4,884,740	Adjusted reported net asset value	Reported net asset value	n/a

*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Level 3 Direct Debt Investments, the Fund estimates fair value utilizing earnings and multiples analysis or an analysis of discounted cash flows that considers the credit risk and interest rate risk of the particular investment. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

The amounts from Partners Group investment vehicles pertain to non-investment related assets (liabilities) and/or any difference in fair value classification of its underlying investments. In certain cases, this may also include underlying investments that are measured under Level 1 or Level 2 but presented under Level 3 in fair value measurement note since the investments are held under external partnership investments.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The carrying value of each debt obligation disclosed in Note 4 generally approximates the respective fair value due to their variable interest rate and short-term nature. The fair value of each debt obligation would be categorized as Level 2 under the ASC 820 hierarchy.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

4. Revolving Credit Agreement

The Fund has a secured, committed multicurrency revolving line of credit (“LOC”) facility with Lloyds Bank Corporate Markets plc (successor of Lloyds Bank plc), NatWest Markets plc (successor of The Royal Bank of Scotland plc), Barclays Bank plc, UBS AG, Bank of America, N.A., and JP Morgan Chase Bank, N.A. in the aggregate maximum principal amount of $2,061,000,000. The Fund anticipates that this LOC facility will be used primarily for working capital requirements and for financing investments and funding associated costs and expenses. The Fund will incur additional interest and other expenses for the use of this and other LOC facilities. Borrowings under this facility had been charged a rate of interest per annum that was the sum of the applicable margin of 2.95% which was until June 30, 2023, London Interbank Offered Rate (LIBOR), after June 30, 2023, Secured Overnight Financing Rate (SOFR), or, in relation to any loan in Euros, the Euro Interbank Offered Rate (EURIBOR). The LOC facility also imposes a commitment fee of 1.00% per annum on the daily unused portion. In addition to the commitment fee under the LOC facility the Fund agreed to pay arrangement fees based on the rates agreed to with the various lenders, agency fees of $25,000 per annum, monitoring fees of $25,000 per annum and trustee fees of $15,000 per annum. The term of the LOC facility runs until December 12, 2028. For the year ended March 31, 2026, the Fund borrowed $1,810,000,000 and incurred $16,704,311 in interest expense under the LOC facility. For the year ended March 31, 2026, the Fund had total average debt of $1,027.95 million at a weighted average interest rate of 1.74%. As of March 31, 2026, the Borrowers were in compliance with all covenants and other requirements of the credit agreement.

On May 15, 2025 (“Closing Date”), the Partners Group Private Equity (BSL), LLC (“BSL SPV”) entered into a secured revolving credit facility agreement with Bank of America, N.A (“BSL SPV LOC”). The maximum commitment under the secured revolving credit facility is $1,000,000,000 (“Maximum Commitment”). Advances under the BSL SPV LOC bear interest at a per annum rate equal to, with respect to any SOFR loan, SOFR plus an applicable margin of 1.40%, with respect to any loan denominated in Great British Pounds, Sterling Overnight Index Average Reference Rate (“SONIA”) plus an applicable margin of 1.40%, and with respect to any base rate loans, an amount equal to the highest of the Federal Funds Rate plus 0.50%, the Prime Rate, SOFR, and 1.00%, plus an applicable margin of 1.40%. BSL SPV pays a fee on unused commitment amounts of the BSL SPV LOC facility. The First Unused Amount is subject to a commitment fee rate of 1.40% per annum and the Second Unused Amount is subject to a commitment fee rate of 0.50% per annum. The First Unused Amount is defined as zero from the Closing Date until the four-month anniversary, and thereafter, the greater of zero or 70% of Maximum Commitment minus Total Outstandings. The Second Unused Amount is defined as from the Closing Date until the four-month anniversary, Maximum Commitment minus Total Outstandings, and thereafter, Maximum Commitment minus the greater of Total Outstandings or 70% of Maximum Commitment. The commitment fee is calculated daily using a 360-day year basis and is payable quarterly in arrears on the last business day of January, April, July, and October. The fee accrues from the Closing Date to the date that is 30 days prior to the Maturity Date (as defined below), regardless of whether borrowing conditions are met. For the year ended March 31, 2026, BSL SPV borrowed $749,141,438 and incurred $9,570,980 in interest expense under the BSL SPV LOC Facility. The term of the BSL SPV LOC facility runs until May 15, 2028 (“Maturity Date”). For the year ended March 31, 2026, the Fund had total average debt of $582.65 million at a weighted average interest rate of 1.90%. As of March 31, 2026, the Borrowers were in compliance with all covenants and other requirements of the credit agreement.

5. Unit Transactions/Subscription and Repurchase of Units

In general, Units are offered for purchase as of the first day of each calendar month. However, Units may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan for the Class A Units and Class S Units (the “Distribution Plan”). The Distribution Plan allows the Fund to pay distribution fees for the promotion and distribution of its Class A Units and Class S Units, and the provision of personal services to holders of Class A Units and Class S Units. Under the Distribution Plan, the Fund may pay as compensation an amount up to 0.70% on an annualized basis of the value of the Fund’s net assets attributable to Class A Units and up to 0.25% on an annualized basis of the value of the Fund’s net asset attributable to Class S Units (together, the “Distribution Fee”). Payment of the Distribution Fee is governed by the Distribution Plan. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Units or Class S Units, as applicable. For the year ended March 31, 2026, the Fund accrued distribution fees of $61,247,186 and $25,808, which were attributable to Class A Units and Class S Units, respectively. Class I Units and Class M Uints are not subject to the Distribution Plan or the Distribution Fee and do not bear any expenses associated therewith. In addition, under the Distribution Plan, subscriptions for Class A Units and Class S Units may be subject to a placement fee of up to 3.50% and 1.50%, respectively, of the subscription amount (together, the “Placement Fee”). No Placement Fee may be charged without the consent of the placement agent.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

5. Unit Transactions/Subscription and Repurchase of Units (continued)

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business, and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conduct quarterly repurchase offers for Units having an aggregate value of no more than 5.00% of the Fund’s net assets each January 1st, April 1st, July 1st, and October 1st. The Fund is entitled to charge a 2.00% early repurchase fee for any repurchase of Units from a Member at any time prior to the day immediately preceding the first anniversary of the Member’s purchase of such Units.

Transactions in Units were as follows:

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025*
	Units	Dollar Amounts	Units	Dollar Amounts
Class A Units
Issuance	202,623,194	$430,458,929	3,373,450,989	$897,386,781
Reinvestments	136,755,233	290,632,221	69,126,368	141,591,539
Redemptions	(476,899,506)	(1,019,812,745)	(284,950,289)	(693,458,689)
Class exchanges	(19,223,688)	(40,541,879)	(11,533,916)	(42,299,009)
Net increase (decrease)	(156,744,767)	$(339,263,474)	3,146,093,152	$303,220,622
Class I Units
Issuance	317,741,045	$719,187,968	2,777,388,918	$838,147,453
Reinvestments	93,015,994	208,979,035	48,501,415	104,103,438
Redemptions	(623,917,017)	(1,410,347,794)	(342,426,840)	(876,816,689)
Class exchanges	18,277,499	40,541,879	11,034,226	42,299,009
Net increase (decrease)	(194,882,479)	$(441,638,912)	2,494,497,719	$107,733,211
Class M Units
Issuance	599,729	$1,333,910	—	$—
Redemptions	(2,258)	(5,014)	—	—
Net increase (decrease)	597,471	$1,328,896	—	$—
Class S Units
Issuance	10,406,551	$22,323,906	—	$—
Reinvestments	291,730	619,750	—	—
Net increase (decrease)	10,698,281	$22,943,656	—	$—

*	Updated to reflect the effect of a 1-for-4 unit split on July 2, 2024.

6. Management Fees, Incentive Fee, and Fees and Expenses of Managers

Under the terms of the Investment Management Agreement, the Adviser is responsible for providing day-to-day investment management and certain other services to the Fund, subject to the ultimate supervision of and to any policies established by the Board. Accordingly, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. As consideration for its investment management services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee equal to 1/12th of 1.50% (1.50% on an annualized basis) of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. However, the Adviser has agreed that in no event will the management fee exceed 1.75% as a percentage of the Fund’s net asset value. For the year ended March 31, 2026, the Fund incurred $263,176,924 in management fees payable to the Adviser.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

6. Management Fees, Incentive Fee, and Fees and Expenses of Managers (continued)

In addition to the monthly management fee, at the end of each calendar quarter (and at certain other times), the Adviser will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the New Loss Recovery Account (as defined below). For the purposes of calculating the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments, realized gains or losses, investment income, expenses, while excluding contributions and withdrawals from the calculation of the Incentive Fee. The Fund maintains a memorandum account (the “New Loss Recovery Account”), which had an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Members will benefit from the New Loss Recovery Account in proportion to their holdings of Units. For the year ended March 31, 2026, the Fund incurred $120,517,873 in Incentive Fees due to the Adviser.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to Class A Units, 2.55% on an annualized basis with respect to Class S Units, 2.30% on an annualized basis with respect to Class I Units and 2.30% on an annualized basis with respect to Class M Units (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to affect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the Waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party. For the year ended March 31, 2026, the Adviser did not waive any fees and the Fund did not pay any recoupment of existing Waivers pursuant to the Expense Limitation Agreement.

Each Independent Manager is paid an annual fee equal to $170,000, payable by the Fund quarterly in arrears. The Fund also reimburses the expenses of the Independent Managers incurred in connection with their services as Independent Managers. The Independent Managers do not receive any pension or retirement benefits from the Fund.

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is considered “affiliated” with the Fund if the Fund owns five percent or more of such portfolio company’s outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of March 31, 2026:

	Shares/ Principal as of March 31, 2026	Fair Value as of March 31, 2025	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2026	Affiliated Income/ Accretion of Discount
Non-Controlled Affiliates
MHS Acquisition Holdings, LLC(4)	35,641	$510,423	$—	$—	$—	$(57,477)	$452,946	$—
MHS Blocker Purchaser L.P.(3)(4)	—	39,465,468	1,199,206	—	—	(4,535,762)	36,128,912	1,846,351
Surfaces SLP (SCSp)(3)	—	23,277,717	—	—	—	(6,360,135)	16,917,582	—
Total Non-Controlled Affiliates		$63,253,608	$1,199,206	$—	$—	$(10,953,374)	$53,499,440	$1,846,351
Controlled Affiliates
Bock Capital JVCo Nature S.à.r.l.	12,590,000,000	241,107,667	—	—	—	93,365,366	334,473,033	—
Confluent Health Holdings LP	30,344	70,678,267	—	—	—	688,271	71,366,538	—

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2026	Fair Value as of March 31, 2025	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2026	Affiliated Income/ Accretion of Discount
Dermatology Holdings, L.P.(3)	—	$171,952,426	$15,474,000	$—	$—	$2,979,699	$190,406,125	$—
ECP Parent, LLC	114,028,360	116,129,850	—	—	—	(37,456,919)	78,672,931	—
EdgeCore Holdings, L.P.(3)	—	155,593,184	12,899,892	—	—	103,428,085	271,921,161	—
Encore Holdings LP	73,227	151,981,910	13,178,396	(5,190)	—	50,527,047	215,682,163	—
EnfraGen LLC	37,786	90,596,577	32,062	(2,833,950)	—	(1,621,694)	86,172,995	—
Gateway Fleets Holdings, LP(3)	—	1,816,000	956,487	(17,960)	—	379,246	3,133,773	—
Green DC LuxCo S.à.r.l.l(3)	—	249,885,870	5,124,990	(6,156)	—	126,048,251	381,052,955	—
Icebox Holdco I Inc(3)(5)	—	62,798,626	—	(62,584,962)	—	(213,664)	—	—
Icebox Parent LP(3)(5)	—	303,143,923	62,584,962	—	—	34,004,738	399,733,623	—
Idera Parent L.P.(3)	—	180,121,935	—	—	—	(10,503,271)	169,618,664	—
KPOCH Holdings, L.P.(3)	—	200,518,312	—	—	—	25,931,438	226,449,750	—
KPSKY Holdings L.P.(3)	—	45,279,023	—	—	—	7,224,831	52,503,854	—
Luxembourg Investment Company 285 S.à.r.l.(6)	14,865,773	9,221,658	17,195	—	—	(9,238,853)	—	—
Luxembourg Investment Company 314 S.à.r.l.(6)	192,000	1	3	—	—	(3)	1	—
Luxembourg Investment Company 404 S.à r.l.	145,800	23,771,673	2,883,902	(2,919,380)	246,041	1,765,287	25,747,523	(59)
Luxembourg Investment Company 414 S.à r.l.	12,316,087	113,657,149	—	(3,927)	(229)	23,786,902	137,439,895	—
Luxembourg Investment Company 430 S.à r.l.	52,594,635	79,722,892	—	(2,874)	(249)	(2,576,269)	77,143,500	—
Orbiter Investments S.à.r.l.	8,568,857	225,400,615	—	—	—	(8,956,020)	216,444,595	—
Partners Group Satellite HoldCo S.à.r.l.	17,129,273	39,639,485	6,204,436	—	—	(16,972,597)	28,871,324	—
Partners Group Satellite Warehouse S.C.S.(3)	—	1,061,955	677	—	—	(86,625)	976,007	—
PG BRPC Investment, LLC	32,079	76,446,421	—	—	—	(1,311,541)	75,134,880	—
PG Delta Holdco, LLC	42,616	111,748,823	—	—	—	(4,811,370)	106,937,453	—
PG Investment Company 18 S.à.r.l.	126,506,634	221,932,059	—	(455)	41	35,701,296	257,632,941	—

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

7. Affiliated Investments (continued)

	Shares/ Principal as of March 31, 2026	Fair Value as of March 31, 2025	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of March 31, 2026	Affiliated Income/ Accretion of Discount
PG Investment Company 24 S.à.r.l.	102,241,506	$152,967,457	$—	$—	$—	$42,137,812	$195,105,269	$—
PG Investment Company 76 S.à.r.l.	43,837,247	47,907,475	—	(686)	9	(3,883,979)	44,022,819	—
PG Investment Company 88 S.à.r.l.	1,057,473	—	53,649,153	(75,292)	5,527	5,351,137	58,930,525	—
PG Lion Management Warehouse S.C.S(3)(6)	—	64,839	488	—	—	(65,326)	1	—
PG Lotus Pte Ltd.	20,708,279	—	20,708,279	—	—	169,662	20,877,941	—
PG TLP S.à r.l.	6,473,126	141,565,096	—	(27,485,498)	(481,824)	25,837,032	139,434,806	—
PG Wave Limited	53,215,581	103,594,992	13,603,579	—	—	19,144,019	136,342,590	—
Pharmathen GP S.à r.l.	110,300	1	—	—	—	—	1	—
Pharmathen Topco S.à r.l.	98,937,978	132,405,722	11,821,868	(3,128)	(45)	(65,501,266)	78,723,151	—
Polyusus Lux XVI S.à.r.l.	533,762,359	2,998,142	7,961	(434)	53	(2,830,522)	175,200	—
Root JVCo S.à r.l.	11,049,750	126,884,066	40,865	(3,021)	(104)	(9,022,302)	117,899,504	—
Specialty Pharma Holdings LP(3)	—	143,805,401	—	(1)	—	9,947,926	153,753,326	—
Sunsure Energy Private Limited	4,942,819	22,603,243	5,641,282	(2,288)	—	4,737,345	32,979,582	—
SureWerx Topco, L.P.(3)	—	65,339,470	9,418	—	—	1,000,924	66,349,812	—
Thermostat Purchaser, L.P.(3)	—	113,403,193	—	—	—	15,004,268	128,407,461	—
WHCG Purchaser, L.P.	10,934,833	27,437,454	—	—	—	508,785	27,946,239	—
Zoncolan Topco S.à r.l.	25,768,622	105,475,627	33,928,748	(33,899,088)	(2,397,778)	(13,355,586)	89,751,923	—
Total Controlled Affiliates		$4,130,658,479	$258,768,643	$(129,844,290)	$(2,628,558)	$441,261,560	$4,698,215,834	$(59)
Total Non-Controlled and Controlled Affiliates		$4,193,912,087	$259,967,849	$(129,844,290)	$(2,628,558)	$430,308,186	$4,751,715,274	$1,846,292

(1)

Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.

(2)

Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

(3)	Investment does not issue shares.

(4)	MHS Acquisition Holdings, LLC and MHS Blocker Purchaser L.P. are related to the same investment.

(5)	Icebox Holdco I Inc and Icebox Parent LP are related to the same investment.

(6)	Luxembourg Investment Company 285 S.à.r.l, Luxembourg Investment Company 314 S.à.r.l and PG Lion Management Warehouse S.C.S. are related to the same investment.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services pursuant to an Accounting and Administration Agreement between the Fund and the Administrator. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2026, the Fund incurred $8,082,068 in administration and accounting fees due to the Administrator.

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2026 amounted to $1,671,447,702. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2026 amounted to $2,498,363,318. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the managers of the Private Equity Fund Investments as to the amounts of taxable income allocated to the Fund as of March 31, 2026.

10. Indemnification

In the normal course of business, the Fund may enter contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2026, the Fund had funded $12,548,405,810 or 88.54% of the $14,172,720,317 of its total commitments to Private Equity Investments. With respect to its (i) Direct Investments it had funded $7,959,753,478 of $8,386,923,505 in total commitments, (ii) Secondary Investments it had funded $2,413,902,360 of $2,745,575,408 in total commitments, and (iii) Primary Investments it had funded $2,174,749,972 of $3,040,221,404 in total commitments, in each case, as of March 31, 2026.

12. Segment Reporting

The Fund operates through a single operating and reporting segment with an investment objective to seek long-term capital appreciation by investing in a diversified portfolio of private equity and debt investments including infrastructure. The chief operating decision maker (“CODM”) is comprised of the Fund’s lead portfolio managers, President, and Chief Financial Officer. The Fund represents a single operating segment, as the CODM monitors and assesses the operating results of the Fund as a whole, based on a defined investment objective of the Fund. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets are used by the CODM to assess segment performance and make sure resource allocations are consistent with the information presented within the Fund’s consolidated financial statements. The accompanying consolidated financial statements detail the Fund’s segment assets, liabilities, revenues, and expenses.

13. Risk Factors

An investment in the Fund involves significant risks, including illiquid portfolio investments risk, valuation risk, liquidity limited to periodic repurchases of Units risk and general market risk. These risks should be carefully considered prior to investing and should only be considered by investors financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

13.a. Illiquid Portfolio Investments Risk

The Fund invests substantially all its available capital in Private Equity Investments. Typically, these investments are in restricted securities that are not traded in public markets and are subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of investments in a particular industry or sector. The performance of investments in the sector may have a significant impact on the performance of the Fund. The Fund’s Private Equity Investments are illiquid, typically subject to various restrictions on resale, and there is no assurance that the Fund will be able to realize the value of such investments

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

13. Risk Factors (continued)

in a timely manner. Private Equity Fund Investments are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Private Equity Fund Investments.

13.b. Valuation Risk

Except where a market exists for the securities in which the Fund is directly or indirectly invested, the Fund values its investments at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. To mitigate the risk, the Fund has retained, subject to Board oversight, one or more valuation assurance service providers to provide the Fund reasonable assurance on the fair value determinations by the Adviser, as the valuation designee.

The Adviser, as the valuation designee, fair values the Fund’s investments in private equity funds based on valuations provided by the respective portfolio fund managers, which valuations may also be based on fair valuation procedures. Further, the fair values of private equity funds are subject to adjustment or revisions if the Fund’s NAV is adjusted after a member has received their Units upon purchase or received repurchase proceeds in a repurchase offer.

13.c. Closed-End Fund; Liquidity Limited to Periodic Repurchases of Units

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment.

Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Units at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1, Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Units that an investor tenders due to the illiquidity of the Fund investments. If the Members request the Fund to repurchase more Units than the Fund is then offering to repurchase, the Fund may choose to repurchase Units on a pro rata basis, and Members may not have all of the Units they tendered repurchased. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Members may be unable to tender Units for repurchase for an indefinite period of time.

13.d. Market Risk

The Fund is subject to market risk, which means the value of the Units will fluctuate based on market conditions and Members could lose money. The value of the Units could also decline significantly and unexpectedly, based on many factors, including national and international political, economic, or regulatory developments, interest rate levels, market, or other conditions, as well as global events such as war, military conflict or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways.

Various countries have also seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The impairment or failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund, an underlying fund or their portfolio companies have a commercial

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

13. Risk Factors (continued)

relationship could adversely affect, among other things, the Fund, underlying fund or one of their portfolio company’s ability to pursue key strategic initiatives, including by affecting the Fund, an underlying fund or portfolio company’s ability to access depository accounts or borrow from financial institutions on favorable terms.

Additionally, if the sponsor of an underlying fund, or a portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, the underlying fund and/or its portfolio companies may experience issues receiving financial support from the sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations.

Climate change may pose long-term risks to physical and biological systems, including increased severity of wildfires, coastal flooding, erosion, and storms. Such events could adversely impact the financial condition of states, municipalities, and other issuers, and may negatively affect property values and the viability of certain industries. These factors could materially impact the Fund and negatively affect the value and performance of the Fund’s investments.

Advancements in technology, including the development and increased regulation of artificial intelligence, may adversely impact markets and the overall performance of the Fund. As technology evolves, liquidity and market movements may be affected, and the profitability and growth of Fund holdings could be significantly impacted.

14. Tax Information

Distributions to Members are recorded on the ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ in various (or significant) respects from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the Fund is the 12-month period ending on October 31.

For the tax year ended October 31, 2025, for U.S. federal income tax purposes, the Fund’s aggregate unrealized appreciation and depreciation on its investments based on cost were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$9,012,799,997	$8,311,522,736
Gross unrealized appreciation	7,712,180,953	59,441,408
Gross unrealized depreciation	(38,864,010)	(45,154,530)
Net unrealized investment appreciation	$7,673,316,943	$14,286,878

For the tax year ended October 31, 2025, the Fund made the following permanent book-tax differences and reclassifications. These reclassifications were due to differences between book and tax accounting, primarily for total tax adjustment from basis difference, reversal of partnership distribution dividends, reversal of partnership book gain/loss, total book gain/loss recognized on partial sales and distribution re-designations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Paid in capital excess of par value	$151,190,627
Distributable earnings (accumulated loss)	(151,190,627)

For the tax year ended October 31, 2025, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Late Year Ordinary Loss Deferral	$(263,410,100)
Net Tax Appreciation/(Depreciation)	7,678,841,974
Undistributed Capital Gains	395,636,569
Capital Loss Carryover	—

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Notes to Consolidated Financial Statements – March 31, 2026 (continued)

14. Tax Information (continued)

The tax character of distributions for the tax years ended October 31, 2025 and 2024, was as follows:

	2025	2024
Long-term capital gains	$560,498,134	$275,119,177

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Adviser has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

As of March 31, 2026, the deferred tax liability within the Onshore Subsidiary amounts to $25,350,272, which is primarily related to net unrealized gains on investments.

15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-2023).	4	Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC
L. Randolph Hood Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2017; Special Advisor to the Board (2016-2017)	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014 - 2015), ERISA Plans, Prudential Insurance Company of America (2002-2015).	4	Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2017; Special Advisor to the Board (2016-2017)	Professor of Accounting, Stern School of Business, New York University (1995-Present).	4	Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC
Thomas M. Fortin Year of Birth: 1963 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2024	Retired; Managing Partner and Chief Information Officer (2021-2024) and Managing Partner and Chief Operating Officer (2017-2021) of iCapital, Inc.	4	Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INDEPENDENT MANAGERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Ruth S. Goodstein Year of Birth: 1960 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since 2026	Founding partner of Lower Loop Partners, LLC (since 2025); Chief Operating Officer of Macquarie Asset Management Wealth Solutions (2022-2025); and Chief Operating Officer, Central Park Group (2006-2022).	4	Independent Director, VistaOne and CVC-PEF; Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC

*	Each Manager serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity Fund, LLC, Partners Group Next Generation Infrastructure, LLC, Partners Group Growth, LLC and Partners Group Lending Fund, LLC.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Robert M. Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Since 2016 as Manager and Since 2014 as President	Partner, Partners Group (2021–Present); Managing Director, Partners Group (2005– Present).	4	Manager, Partners Group Growth, LLC; Director, Partners Group Lending Fund, LLC; Manager, Partners Group Next Generation Infrastructure, LLC
Brian J. Igoe Year of Birth: 1986 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Since 2022	Partners Group (2015-Present).	4	N/A
Helen Flood Year of Birth: 1983 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Operating Officer	Since 2021	Partners Group (2014-Present).	4	N/A
Daniel Whitcomb Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Since 2025	Manager, DJ Whitcomb LLC (2024-Present); Chief Compliance Officer, ACA Group (2023-2024); Director, Alpha Financial Markets Consulting Group Limited (2021-2023).	4	N/A

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS (continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***	OTHER DIRECTORSHIPS HELD BY MANAGER**
Vilma DeVooght Year of Birth: 1977 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Since 2021	Partners Group (2021-Present).	4	N/A

*	Each Manager and Officer serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Equity Fund, LLC, Partners Group Next Generation Infrastructure, LLC, Partners Group Growth, LLC and Partners Group Lending Fund, LLC.

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Partner of the Adviser.

The Fund’s statement of additional information includes additional information about the Managers and Officers of the Fund and is available, without charge, upon request, by calling the Fund at 1-877-748-7209, or by visiting the SEC’s website at www.sec.gov.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

For the tax year ended October 31, 2025, the amount of long-term capital gains designated by the Fund was $560,498,134.

Approval of Investment Management Agreement

At a meeting of the Board held on December 17, 2025, the Board, including a majority of the Independent Managers, approved by a unanimous vote the continuation of the Second Amended and Restated Investment Management Agreement between the Fund and the Adviser (the “Agreement”).

In advance of the meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included detailed comparative information relating to the performance, advisory fees, and other expenses of the Fund.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a further review of the information presented in the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

The Independent Managers considered, among other things: (1) the terms of the Agreement; (2) the nature and quality of the advisory services rendered; (3) the experience and qualifications of the personnel that provide such services; (4) the fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (5) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (6) possible economies of scale arising from the growth of the Fund and the extent to which these have been passed on to the Fund; (7) other compensation or possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the Fund; (8) the Fund’s investment performance compared to other similar funds; (9) the fees charged by the Adviser and other investment advisers to similar clients and in comparison to industry fees for similar services; and (10) possible conflicts of interest that the Adviser may have with respect to the Fund.

The Independent Managers concluded that the nature, extent, and quality of the services provided by the Adviser was appropriate and consistent with the terms of the Agreement, that the quality of those services was consistent with industry norms and that the Fund benefited from the Adviser’s management of the Fund’s investment program. In this regard, they took into account the scope of services provided to the Fund by the Adviser under the Agreement and the complexity of the Fund’s investment program. The Independent Managers also considered that on a regular basis they received and reviewed information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act.

The Independent Managers considered the performance of the Fund. The Independent Managers noted that, compared to a group of similar funds, the Fund generally underperformed in the 2025 and 2024 fiscal years and the Adviser’s explanation for the relative underperformance. The Independent Managers also noted that the Fund had outperformed a Blended Benchmark by 1.3% on an annualized basis, for the since-inception period through September 30, 2025, as well as that the Fund had positive performance since inception, a period of greater than 15 years. In considering the “Blended Benchmark”, the Independent Managers noted it represents a 70% allocation to the MSCI World Index, a 20% allocation to the S&P Leveraged Loan Index, and a 10% allocation to cash represented by the ICE BofA US Treasury 0-3m Bill Index.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

The Independent Managers also concluded that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and demonstrated its continuing ability to attract and retain qualified personnel. The Independent Managers noted that the Adviser was part of a larger investment advisory group that advises other funds and individual investors with respect to private equity investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser were not the Fund’s investment adviser.

The Independent Managers considered the costs of the services provided by the Adviser and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Managers reviewed the financial statements of the Adviser and the Adviser’s parent and a profitability analysis of the Adviser with respect to the services it provides to the Fund, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees and profits were reasonable in relation to the nature and quality of the services provided to the Fund, taking into account the fees charged by other advisers for managing comparable funds. The Independent Managers also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund and the quality of services provided by the Adviser.

The Independent Managers considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, noting that as the Fund continues to grow, additional economies of scale may be realized. The Independent Mangers considered in that regard that the Fund’s gross and net expense ratios, exclusive of incentive fees, had generally declined as the Fund’s assets have grown, and that the Adviser has contractually agreed to limit the Fund’s expenses.

The Independent Managers also discussed any ancillary benefits that may be received by the Adviser’s parent company and its affiliates from the Adviser’s management of the Fund, including, without limitation, the potential for increased brand recognition of the Adviser’s parent company and its affiliates. The Independent Managers concluded that the Adviser’s fees were reasonable in light of any fall-out benefits.

The Independent Managers considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Managers determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement, and that the compensation and other terms of the Agreement were in the best interests of the Fund and its members.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE EQUITY FUND, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Equity Fund, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Equity Fund, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Equity Fund, LLC protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Partners Group Private Equity Fund, LLC collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Equity Fund, LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Equity Fund, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Equity Fund, LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Partners Group Private Equity Fund, LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Partners Group Private Equity Fund, LLC does not jointly market.

This page intentionally left blank.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant did not grant any implicit or explicit waivers to the provisions of the Code during the period covered by the report. A copy of the Code is filed under Item 19(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Stephen Ryan is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,257,065 for 2025 and $1,733,741 for 2026.

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $10,000 for 2025 and $0 for 2026.

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2025 and $0 for 2026.

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026. The registrant's independent registered public accounting firm provides reasonable assurances on the correctness of the processes and procedures leading to the fair value of the investments calculated by Partners Group (USA) Inc. as well as the calculation itself, in accordance with their quarterly fair valuation process.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's audit committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to the independent registered public accounting firm’s engagement.

(e)(2) Percentage of Services.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 100%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committees of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

[Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to Partners Group Private Equity Fund, LLC (formerly, Partners Group Private Equity (Master Fund) (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund pursuant to Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1. Scope of Policy

The Adviser is a fiduciary to the Fund. Accordingly, the Adviser has a fiduciary duty to vote all proxies in the best interest of the Fund.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities with regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting directives.

2.       Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of unitholders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically voted as set forth below. However, the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of the Fund.

I.       Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.       Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the board of directors.

III.       Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

1 For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments are considered to be proxies.

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).
o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by companies to prevent mergers or takeovers, as it considers that such actions may depress the company’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.
o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.
o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.
o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.
o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:
o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.
o	Amendments to by-laws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.
o	Elimination of shareholder/interest holders’ right to call special meetings.
o	Excessive compensation.
o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.
o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.       Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.       Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the company, or which it considers unreasonable.

VI.       Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.       Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.       Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.       Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.
2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.
3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.
4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.
5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.
6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.
7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.
8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.
9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.       Obtaining Proxy Voting Information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Equity Fund, LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn: Chief Compliance Officer

Re: Proxy voting information request

6.       Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

Adopted: November 2, 2023 ]

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the US Investment Committee of Partners Group (USA) Inc. (the “Adviser”), who are primarily responsible for the day-to-day portfolio management of Partners Group Private Fund, LLC (the “registrant” or the “Fund”), as of the date of filing of the report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Robert Collins	Partner	Since Inception*	Partner, Partners Group (2021-Present); Managing Director, Partners Group (2012-2021); Partners Group (2005-Present).	Portfolio Management
Thomas Stein	Partner	Since 2021	Partner, Partners Group (2023-Present); Managing Director, Partners Group (2018-2023).	Portfolio Management

Adam Howarth	Partner	Since Inception**	Partner, Partners Group (2022-Present); Partners Group (2007-Present).	Portfolio Management
Joel Schwartz	Partner	Since 2015	Partner, Partners Group (2017-Present); Partners Group (2013-Present).	Portfolio Management
Anthony Shontz	Partner	Since 2012	Partner, Partners Group (2022-Present); Partners Group (2007-Present); Director, Board of Partners Group (USA) Inc. (2018-2023).	Portfolio Management
Robin Shelley	Managing Director	Since 2024	Managing Director, Partners Group (2024-Present); Senior Investment Leader, Partners Group (2021-2023); Investment Leader, Partners Group (2020).	Portfolio Management
Andre Burba	Managing Director	Since 2026	Managing Director, Partners Group (2022-Present); Partners Group (2022-Present)	Portfolio Management
Ron Lamontagne	Managing Director	Since 2016	Managing Director, Partners Group (2015-Present); Partners Group (2015-Present).	Portfolio Management

*	Mr. Collins served as a portfolio manager for the registrant from 2009-2012, Chief Financial Officer since inception-2014 and President from 2014-present.

**	Mr. Howarth served as a portfolio manager for the registrant from 2009-2011 and as deputy portfolio manager from 2014-2018.

The following table provides biographical information about the members of the Liquid Private Markets (“LIPM”) Investment Committee of the Adviser, who are primarily responsible for managing the listed private equity portion of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Benjamin Lorenz	Senior Portfolio Manager - LIPM	Since 2022	Senior Portfolio Manager, Partners Group, (2024-Present); Portfolio Manager, Partners Group (2022-2024); Senior Investment Analyst, Partners Group (2019-2021); Partners Group (2011-Present).	Portfolio Management – LIPM
Lorenzo Papi	Portfolio Manager – LIPM	Since 2023	Portfolio Manager, Partners Group, (2023-Present); Investment Associate, Partners Group (2020-2023); Investment Analyst, Partners Group (2018-2020).	Portfolio Management – LIPM

The following table provides biographical information about the members of the US Liquid Credit Management Team (“LCM”) Investment Committee of the Adviser, who are primarily responsible for managing the liquid credit investments of the Fund’s portfolio, as of the date of filing of this report:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Marisa Chen	LCM Committee Member	Since 2024	Head of Structured Issuance, Partners Group, (2026-Present); Partners Group (2017-Present).	Portfolio Management - LCM
Mark Hempling	LCM Committee Member	Since 2024	Senior Lead Credit Researcher, Partners Group, (2022-Present); Partners Group (2018-Present).	Portfolio Management - LCM
Maurus Maissen	LCM Committee Member	Since 2024	Senior Lead Credit Researcher, Partners Group, (2021-Present); Partners Group (2018-Present).	Portfolio Management - LCM
Joshua Moskow	LCM Committee Member	Since 2024	Senior Portfolio Manager (Liquid Credit), Partners Group, (2024-Present); Partners Group (2024-Present).	Portfolio Management - LCM
Jonathan Rothburd	LCM Committee Member	Since 2024	Co-Head of US Liquid Credit Research, Partners Group, (2026-Present); Partners Group (2013-Present).	Portfolio Management - LCM

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Partners Group Private Equity Fund, LLC, for which the members of the Investment Committee of the Adviser are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2026:

NAME OF PORTFOLIO MANAGEMENT TEAM MEMBER	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL VALUE OF ASSETS† BY ACCOUNT TYPE FOR WHICH THERE IS NO PERFORMANCE-BASED FEE	NUMBER OF OTHER ACCOUNTS AND TOTAL VALUE OF ASSETS† FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Andre Burba	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Robert Collins	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion

Robin Shelley	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Thomas Stein	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Adam Howarth	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Ron Lamontagne	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million	17 pooled investment vehicles with a value of $5.2 billion	46 accounts with a value of $7.4 billion
Benjamin Lorenz*	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million*	17 pooled investment vehicles with a value of $5.2 billion*	Zero accounts
Lorenzo Papi*	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million*	17 pooled investment vehicles with a value of $5.2 billion*	Zero accounts
Marisa Chen**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**

Mark Hempling**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Maurus Maissen**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Joshua Moskow**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
Jonathan Rothburd**	Zero accounts	Zero accounts	Zero accounts	3 Registered investment companies with a value of $790 million**	6 pooled investment vehicles with a value of $3.2 billion**	28 other accounts with a value of 11.4 billion**
†	Approximate

*	Member of the Liquid Private Markets Investment Committee. Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.

**	Member of the US Liquid Credit Management Investment Committee. Only the liquid credit components, if any, of the relevant registered investment company's or pooled investment vehicles portfolios are managed by this member.

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in the Fund as of March 31, 2026:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Robert Collins	$100,001-$500,000
Robin Shelley	None
Thomas Stein	None
Adam Howarth	$100,001-$500,000
Joel Schwartz	None
Anthony Shontz	None
Andre Burba	None
Ron Lamontagne	None
Benjamin Lorenz	None
Lorenzo Papi	None

Marisa Chen	None
Mark Hempling	None
Maurus Maissen	None
Joshua Moskow	None
Jonathan Rothburd	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures

(a). The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b). There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Partners Group Private Equity Fund, LLC

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 9, 2026

By (Signature and Title):	/s/ Brian Igoe
Brian Igoe, Chief Financial Officer
(Principal Financial Officer)

Date:	June 9, 2026